UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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MORGAN STANLEY
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Notice of 2023 Annual Meeting and Proxy Statement

April 6, 2023

Dear fellow shareholders,

I cordially invite you to attend Morgan Stanley’s 2023 annual meeting of shareholders on Friday, May 19, 2023, which will be conducted virtually. I hope that you will be able to attend, and if not, I encourage you to vote by proxy. Your vote is very important.

2022 was marked by an extraordinary set of events not seen in decades, putting our business model to the test. Against the backdrop of a complex and challenging macroeconomic environment, Morgan Stanley delivered strong results and produced a return on average tangible common equity (ROTCE) of 15.3% for the full year. The Firm reported annual net revenues of $53.7 billion and net income of $11.0 billion – the second highest in our history.
James P. Gorman
These results show the resilient strategy we have put in place, with the steadfast support of your Board of Directors, that is designed for Morgan Stanley to excel when market and economic conditions are good and provide stable performance when conditions are difficult.
Our acquisitions of E*TRADE and Eaton Vance have accelerated the decade long transformation of Morgan Stanley into a company with a sustainable business model with both scale and momentum. Today, we are a more balanced company, with leading competitive positions in each of our three major business segments, producing higher and more consistent returns. Our strong brand and franchise are generating tangible results as we collaborate across our segments with a coordinated, client-focused approach. Our diversified global franchise is well positioned to drive growth over the next decade.
Institutional Securities is a top three global leader in the industry as demonstrated by wallet share. We remain a leader in Equity and Investment Banking and have steadily rebuilt our Fixed Income franchise to focus on our strongest capabilities. Scale in our global businesses has been the foundation for gaining market share, and our competitive position is strong.
Our Wealth and Investment Management businesses together held $5.5 trillion in client assets at the end of 2022. We have significant scale advantages in these businesses and our longer-term goal is to grow these assets to $10 trillion. The earnings power underlining these businesses will serve as an economic engine for the Firm for a long time.
The strategic decisions we made over the past decade have transformed Morgan Stanley’s business model. We now derive half of our pre-tax profit from Wealth and Investment Management, and we expect they will become an increasingly larger driver of the Firm’s pre-tax profit in the future. This provides stability that will be further enhanced as we continue to grow our client assets, while our preeminent Institutional Securities franchise will continue to be a driver of incremental revenue, particularly in active markets. We have built unique competitive advantages around each of our businesses and have significant opportunities to maximize growth in the years ahead.
Our future growth and long-term success will also be driven by the depth of talent across our Firm and a strong culture that guides our employees. We will continue to invest in and nurture the depth of talent and leadership we have across our organization, broaden the diversity of this talent, and strengthen our culture of accountability, collaboration and inclusion. The senior management team is strong and experienced, and our employees are the foundation of our Firm, driving our business growth and sustaining our culture.
MORGAN STANLEY 2023 PROXY STATEMENT 1

Building an increasingly diverse workforce across the entire organization remains central to our values, and we continue to take steps to ensure that our employees reflect the demographics of the communities in which we live and work. We have deepened our efforts to recruit, advance and retain diverse talent through a holistic approach focused on professional development, health and wellbeing, benefits, and culture. Investing in broadening the diversity of our employees and continuing to reinforce our culture remain important objectives for our Board of Directors and management teams across the world.
Our Board of Directors and management value the views of our shareholders and engage with them year-round on a broad range of topics, including our strategy, financial performance, executive compensation, corporate governance, human capital management and environmental and social goals.
I hope you will read my Letter to Shareholders where I discuss our achievements and opportunities for the future in greater detail. I look forward to hearing from you at the annual meeting next month.
Thank you for your support of Morgan Stanley.
Very truly yours,

JAMES P. GORMAN
Chairman and Chief Executive Officer
* See the “Explanatory Notes” of the Compensation Discussion and Analysis, which provide additional information regarding the metrics referenced and non-GAAP measures.
2 MORGAN STANLEY 2023 PROXY STATEMENT

MORGAN STANLEY 2023 PROXY STATEMENT 3

1585 Broadway
New York, NY 10036
Notice of 2023 Annual Meeting
of Shareholders

TIME AND DATE
8:30 a.m. (EDT) on May 19, 2023

LOCATION
In furtherance of Morgan Stanley’s commitment to reduce our carbon footprint and facilitate shareholder participation regardless of physical location, we will hold our annual meeting virtually this year at www.virtualshareholdermeeting.com/MS2023. As always, we encourage you to vote your shares prior to the annual meeting.

VOTING
It is important that all of your shares are voted. You may submit your proxy to have your shares voted over the Internet or by telephone or by returning your proxy card or voting instruction form, if you receive one in the mail.

ITEMS OF BUSINESS
• Elect the Board of Directors for a one-year term
• Ratify the appointment of Deloitte & Touche LLP as
independent auditor
• Approve the compensation of executives as disclosed in
the proxy statement (non-binding advisory vote)
• Vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote)
• Consider two shareholder proposals, if properly presented at the meeting
• Transact such other business as may properly come before the meeting or any postponement or adjournment thereof

RECORD DATE
The close of business on March 20, 2023 is the date of determination of shareholders entitled to notice of, and to vote at, the annual meeting of shareholders.

ACCESS
Record or beneficial owners of Morgan Stanley’s common stock as of the record date, the close of business on March 20, 2023, may attend, vote and submit questions at our annual meeting from any location via the Internet by logging in at www.virtualshareholdermeeting.com/MS2023 and entering the control number provided on your proxy card, voting instruction form or Notice. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate. See “Information About the Annual Meeting.”

By Order of the Board of Directors,

 MARTIN M. COHEN
Corporate Secretary
April 6, 2023

BY MOBILE DEVICE
You can vote by scanning the QR Barcode on your proxy materials.
BY INTERNET
You can vote online at www.proxyvote.com.
BY TELEPHONE
You can vote by calling the number on your proxy materials.
BY MAIL
You can vote by mail by completing, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
WEBCAST
If you are unable to participate in the meeting, a replay of the meeting will be available at www.morganstanley.com/about-us-ir after the meeting. Please go to our website for details.
NOTICE
We are distributing to certain shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 6, 2023. The Notice informs those shareholders how to access this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022, through the Internet and how to submit a proxy online.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2023: Our Letter to Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available free of charge on our website at www.morganstanley.com/2023ams.

4 MORGAN STANLEY 2023 PROXY STATEMENT

Overview of Voting Items
This overview of voting items presents certain information that you should consider before voting on the items presented at this year’s annual meeting; however, you should read the entire proxy statement carefully before voting. In this proxy statement, we refer to Morgan Stanley as the “Company,” the “Firm,” “we,” “our” or “us” and the Board of Directors as the “Board.”
Item 1
Election of Directors
Our Board unanimously recommends that you vote “FOR” the election of all director nominees.
See page 13 for Corporate Governance Matters and additional information, including qualifications of all director nominees.
DIRECTOR NOMINEES
Name, Age, Independence	Occupation highlights	Director since	Other current U.S.-listed public boards		Morgan Stanley Committees
					A	CMDS	G&S	O&T	R
Alistair Darling, 69 Independent	Former Chancellor of the Exchequer for the U.K.	2016		None	M				M
Thomas H. Glocer, 63 Independent Lead Director	Former CEO of Thomson Reuters Corporation	2013	-	Merck & Co., Inc.		M	M
James P. Gorman, 64	Chairman of the Board and CEO of Morgan Stanley	2010		None
Robert H. Herz, 69 Independent	Former Partner of PricewaterhouseCoopers LLP (PwC); Former Chair of Financial Accounting Standards Board	2012	-	Federal National Mortgage Association (Fannie Mae)	C		M
			-	Workiva Inc.
Erika H. James, 53 Independent	Dean of the Wharton School at the University of Pennsylvania	2022	-	Momentive Global Inc. (Momentive)			M
Hironori Kamezawa, 61 Non-Management	President and Group CEO of Mitsubishi UFJ Financial Group, Inc. (MUFG)	2021	-	MUFG					M
Shelley B. Leibowitz, 62 Independent	Former Group Chief Information Officer (CIO) for the World Bank and CIO of several financial services firms	2020	-	Elastic NV (Elastic)	M			M
Stephen J. Luczo, 66 Independent	Former CEO and Chair of Seagate Technology plc (Seagate)	2019	-	AT&T Inc.		M		M
Jami Miscik, 64 Independent	CEO of Global Strategic Insights; Former CEO and Vice Chair of Kissinger; Former Deputy Director for Intelligence at the Central Intelligence Agency	2014	-	General Motors Company				C	M
			-	HP Inc.
Masato Miyachi, 62 Non-Management	Advisor of MUFG Bank, Ltd. (MUFG Bank) and Mitsubishi UFJ Securities Holdings Co., Ltd.	2022		None				M
Dennis M. Nally, 70 Independent	Former Chair of PricewaterhouseCoopers International Ltd.	2016	-	AmerisourceBergen Corporation	M	C
Mary L. Schapiro, 67 Independent	Vice Chair for Global Public Policy and Special Advisor to Founder and Chair of Bloomberg, L.P.	2018	-	CVS Health Corporation			M
Perry M. Traquina, 67 Independent	Former CEO and Managing Partner of Wellington Management Company LLP	2015	-	The Allstate Corporation				M	C
			-	eBay Inc.
Rayford Wilkins, Jr., 71 Independent	Former CEO of Diversified Businesses of AT&T Inc.	2013	-	Caterpillar Inc.		M	C
			-	Valero Energy Corporation
Note: Director ages are as of the date of the annual meeting.
A: Audit Committee	G&S: Governance and Sustainability Committee	C: Chair
CMDS: Compensation, Management Development and Succession Committee	O&T: Operations and Technology Committee R: Risk Committee	M: Member
MORGAN STANLEY 2023 PROXY STATEMENT 5

Overview of Voting Items

THE MORGAN STANLEY BOARD OF DIRECTORS

*	Data and metrics are as of the date of the annual meeting and are based on characteristics self-identified by each director nominee.
KEY CORPORATE GOVERNANCE PRACTICES

6 MORGAN STANLEY 2023 PROXY STATEMENT

Overview of Voting Items

Item 2
Ratification of Appointment of Morgan Stanley’s Independent Auditor
Our Board unanimously recommends that you vote “FOR” the ratification of Deloitte & Touche’s appointment as our independent auditor.
See page 47 for Audit Matters and additional information, including the Audit Committee Report and fees paid to Deloitte & Touche.
Item 3
Company Proposal to Approve the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)
Our Board unanimously recommends that you vote “FOR” this proposal.
See page 53 for the “Compensation Discussion and Analysis” (CD&A) and additional information relating to the metrics and certain non-GAAP measures referenced below in Section 5 “Explanatory Notes” of the CD&A.

PERFORMANCE-BASED APPROACH TO COMPENSATION AND 2022 PERFORMANCE HIGHLIGHTS
As in prior years, the CMDS Committee used a well-defined framework to determine CEO compensation for 2022, including establishing a target compensation range for the CEO and guidelines for the CEO performance assessment, including performance priorities based on the Company’s strategic objectives.
Based on an evaluation of 2022 Company and CEO performance, including solid financial performance and outstanding individual performance, the CMDS Committee set CEO total compensation for 2022 at $31.5 million, down 10% from $35 million for 2021, with shareholder-aligned features.
Under Mr. Gorman’s leadership, for 2022, the Company’s balanced business model demonstrated resilience to adverse markets and performed as intended, allowing for growth and sustainable capital return:
•	Net revenues were $53.7 billion and Net Income was $11 billion, or $6.15 per diluted share.
•	Reported full-year ROTCE of 15.3% and an Expense Efficiency Ratio of 73%, and the standardized CET1 Ratio at December 31, 2022 was 15.3%.
•	Continued to increase returns to shareholders. The quarterly dividend was increased by 11% to $0.775, with total dividends paid of $5.1 billion, and the Company repurchased $9.9 billion in shares.
•	Continued to deliver leading long-term shareholder return and premium valuation relative to peers and improvement in rating agency profile.
In addition, Mr. Gorman maintained focus on the Company’s risk and control framework, made thoughtful changes to further the development of members of senior leadership, and continued the Company’s commitment to diversity and inclusion.
In determining Mr. Gorman’s total compensation for 2022, the CMDS Committee also took into consideration that, notwithstanding the above, in a challenging economic and market environment, Company performance for 2022 was not as strong as the prior year in which the Company achieved record financial performance and the Company’s shareholder return for 2022 was down.
MORGAN STANLEY 2023 PROXY STATEMENT 7

Overview of Voting Items

Consistent with previous years’ compensation and shareholder feedback over the years, 75% of Mr. Gorman’s incentive compensation is deferred over three years and is subject to cancellation, 60% of Mr. Gorman’s incentive compensation is delivered in performance-vested equity, and 100% of Mr. Gorman’s deferred incentive compensation is delivered in the form of equity awards, aligning his compensation with shareholders’ interests. As discussed in Section 4.3 of the CD&A, for grants beginning in 2023, the CMDS Committee amended the performance-vested equity awards to ensure that the awards continue to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests.

Under Mr. Gorman’s leadership, our business model performed well in a difficult economic and market environment. The Company achieved solid financial performance in terms of revenues, Net Income, ROTCE, and earnings per share, although not as strong as the prior year in which the Company achieved record results.

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Overview of Voting Items

During 2022, the Company continued its clear and consistent strategy to transform the business to emphasize a more stable balance sheet and sources of revenue, which performed as designed during a challenging market environment, and should provide more durable results during various market conditions in the future. In making progress on these long-term strategic objectives, the Company also continued on the path to meeting the goals announced at the beginning of 2022, as described in more detail in the following table.

During 2022, the Company also continued to execute on growth objectives in each of its businesses. The Company continued to successfully integrate its E*TRADE Financial Corporation (E*TRADE) and Eaton Vance Corp. (Eaton Vance) acquisitions, which have significantly increased the scale and breadth of its Wealth and Investment Management franchises and helped change the mix of its business, which on the whole is more balance sheet-light and benefits from more fee-based revenues.
In 2022, ISG continued to maintain strong market share in each of its major businesses. WM, which has industry-leading advisor-led, self-directed and workplace channels, continued to grow net new assets and client relationships. IM has grown its fee-based revenues and is positioned well for the future with a more diversified offering.

MORGAN STANLEY 2023 PROXY STATEMENT 9

Overview of Voting Items

The Company also continued to increase returns to shareholders. In 2022, the quarterly dividend was increased by 11% to $0.775, with total dividends paid of $5.1 billion, and the Company repurchased $9.9 billion in shares. The Company continues to maintain excess capital that positions it well for future growth. In addition, the market has recognized the Company’s continuing transformation and growth, as reflected in top performance over 3- and 5-year periods. The Company has generated consistently stronger shareholder returns relative to peers, even in 2022, which was a challenging year in which the S&P 500 decreased by 19%.

10 MORGAN STANLEY 2023 PROXY STATEMENT

Overview of Voting Items

2022 CEO COMPENSATION DETERMINATION
The 2022 pay decision for the CEO was made by the CMDS Committee, in consultation with the Board, following its assessment of Mr. Gorman’s outstanding individual performance and solid Company financial performance, including demonstrated resilience to adverse markets, allowing for growth and sustainable capital return. Although Company and CEO performance in 2022 were strong in a challenging economic and market environment, Company financial performance was not as strong as the prior year in which the Company achieved record financial performance, and the CMDS Committee determined that a 2022 pay decision for Mr. Gorman of $31.5 million, down 10% from $35 million in 2021, was appropriate.

CEO compensation was delivered in a combination of base salary, cash bonus, a time-vested deferred equity incentive compensation award, and a future performance-vested equity incentive compensation award. A significant portion of CEO pay is deferred, all of which is awarded in equity, subject to future stock price performance, cancellation and clawback and, in the case of the performance-vested equity award, subject to future achievement of specified financial goals over a three-year period. The CMDS Committee believes this approach to executive compensation supports the Company’s pay for performance philosophy and key compensation objectives, and is consistent with shareholder feedback, best practices, and regulatory principles.
SHAREHOLDER ENGAGEMENT
At our 2022 annual meeting of shareholders, approximately 95% of the votes cast were in favor of our annual “Say on Pay” proposal. In anticipation of the 2023 “Say on Pay” vote, we continued our engagement program, seeking feedback from shareholders and proxy advisory firms on a variety of topics, including our strategy, financial performance, executive compensation, corporate governance, human capital management, including diversity and inclusion, and environmental and social goals. With respect to executive compensation, shareholders who provided feedback during our engagement program generally praised the quality of the Company’s disclosure and reported that the Committee’s use of discretion in the administration of the program is reasonable and that executive compensation at Morgan Stanley is viewed as well-aligned with performance.
After carefully considering shareholder feedback and other factors, the CMDS Committee maintained its performance-based approach to executive compensation for 2022 and maintained the proportion of incentive compensation granted to the CEO in the form of performance-vested stock unit awards at 60%. As discussed in
MORGAN STANLEY 2023 PROXY STATEMENT 11

Overview of Voting Items

Section 4.3 of the CD&A, for grants beginning in 2023, the CMDS Committee amended the performance-vested equity awards to ensure that the awards continue to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests.
Item 4
Company Proposal to Vote on the Frequency of Holding a Non-Binding Advisory Vote on the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)
Our Board unanimously recommends that you vote “FOR” the option of once every “1 YEAR” as the frequency with which shareholders are provided a non-binding advisory vote on executive compensation.
• In 2017, the Company’s shareholders indicated their preference for holding the “Say on Pay” vote on an annual basis, with 91.8% of votes cast in support.
  • While the Company’s executive compensation program is designed to promote long-term connection between pay and performance, an annual vote allows shareholders to provide their view on our compensation philosophy, policies and practices each year.

• An annual “Say on Pay” vote is consistent with the Company’s practice of seeking the views of, and engaging in discussions with, shareholders on governance and compensation matters each year.
See page 95 for the proposal to vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (non-binding advisory vote).
Items 5-6
Shareholder Proposals
Our Board unanimously recommends that you vote “AGAINST” each shareholder proposal.
• Our Board recommends you vote against the proposal requesting adoption of improved shareholder right to call a special shareholder meeting.
• Our Board recommends you vote against the proposal requesting adoption of a policy to cease financing new fossil fuel development.
See pages 96-103 for the shareholder proposals and our Board’s opposition statements.
12 MORGAN STANLEY 2023 PROXY STATEMENT

Corporate Governance Matters
Item 1
Election of Directors
Our Board unanimously recommends that you vote “FOR” the election of all director nominees.
Director Succession and Nomination Process
KEY STATISTICS ON BOARD SUCCESSION
6.4 years	65 years	4
Average tenure of Board upon election at annual meeting	Average age of Board upon election at annual meeting	new directors in the last three years (since the beginning of 2020)
The Governance and Sustainability Committee’s charter provides that the committee will actively seek and identify nominees for recommendation to the Board consistent with the criteria in the Morgan Stanley Board of Directors Corporate Governance Policies (Corporate Governance Policies), which provide that the Board values members who:
•	Combine a broad spectrum of experience and expertise with a reputation for integrity.
•	Have experience in positions with a high degree of responsibility.
•	Are leaders in the companies or institutions with which they are affiliated.
•	Can make contributions to the Board and management.
•	Represent the interests of shareholders.
•	Possess a willingness to appropriately challenge management in a constructive manner.
While the Board has not adopted a formal written policy regarding director diversity, the Corporate Governance Policies provide that the Board will take into account the diversity of a director candidate’s perspectives, background, work experience and other demographics, including race, gender, ethnicity and nationality. In considering potential candidates for the Board, the Governance and Sustainability Committee considers the extent to which a candidate contributes to the diversity of the Board. The Governance and Sustainability Committee and the Board may also determine specific experience, qualifications, attributes and skills they are seeking in director candidates based on the needs of the Company in light of the Company’s long-term strategy. In considering candidates for the Board, the Governance and Sustainability Committee considers the entirety of each candidate’s credentials in the context of these criteria.
The Board is committed to the ongoing review of Board composition and director succession planning. The Governance and Sustainability Committee continuously reviews the experience, qualifications, attributes, skills, race, gender, ethnicity, nationality and tenure of the members of the Board and maintains a list of potential director candidates that is reviewed and refreshed regularly throughout the course of the year.
The Governance and Sustainability Committee may retain and terminate, in its sole discretion, a third party to assist in identifying director candidates or gathering information regarding a director candidate’s background and experience. The Governance and Sustainability Committee may also consider director candidates proposed by shareholders, as provided for in the Corporate Governance Policies. Members of the Governance and Sustainability Committee, the Independent Lead Director and other members of the Board interview potential director candidates as part of the selection process when evaluating new director candidates.
MORGAN STANLEY 2023 PROXY STATEMENT 13

Corporate Governance Matters

The Corporate Governance Policies provide that the Board expects a director to advise the Chairman and Corporate Secretary if he or she plans to join the board of directors or similar governing body of another public or private company or advisory board, or experiences other changed circumstances that could diminish his or her effectiveness as a director or otherwise be detrimental to the Company. They also provide that the Board expects a director to advise and to offer to tender his or her resignation for consideration by the Board if his or her principal occupation or employer changes. In addition, the Corporate Governance Policies provide that a director candidate should not be nominated for election if the candidate would be 72 years old or older at the time of election.
Our Board currently includes two directors (Messrs. Kamezawa and Miyachi) who are designated in accordance with the terms of the Investor Agreement between Morgan Stanley and MUFG, dated October 13, 2008, as amended and restated (Investor Agreement), pursuant to which Morgan Stanley agreed to take all lawful action to cause two of MUFG’s senior officers or directors to become members of Morgan Stanley’s Board.
Director Experience, Qualifications, Attributes and Skills
When the Board nominates directors for election at an annual meeting, it evaluates the experience, qualifications, attributes and skills that an individual director candidate contributes to the tapestry of the Board as a whole to assist the Board in discharging its duties and overseeing the Company’s strategy. This evaluation is part of the Governance and Sustainability Committee’s ongoing Board succession planning processes as well as the Board’s annual self-evaluation.
OUR DIRECTORS’ EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS ARE ALIGNED WITH COMPANY STRATEGY
The Company believes that an effective board consists of a diverse group of individuals who possess a variety of complementary skills and a range of tenures. The Governance and Sustainability Committee and the Board regularly consider these skills in the broader context of the Board’s overall composition, with a view toward constituting a board that has the best skill set and experience to oversee the Company’s business and the broad set of challenges that it faces and reflects the diversity of the Company’s workforce, communities it serves, its customers and other key stakeholders. The following chart depicts the experience, qualifications, attributes and skills that the director nominees bring individually and in the aggregate to the Board. Additional detail for each director nominee is also included in the director’s biography.
DIVERSE AND INTERNATIONAL BOARD*

*	Data and metrics are as of the date of the annual meeting and are based on characteristics self-identified by each director nominee.
14 MORGAN STANLEY 2023 PROXY STATEMENT

Corporate Governance Matters

Director Nominees
The Board has nominated the following 14 director nominees for election at the 2023 annual meeting of shareholders. The Board believes that, in totality, the mix of experience and qualifications and the diversity of attributes and skills among the nominees enhances our Board’s effectiveness and is aligned with the Company’s long-term strategy. Our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members and in government, academia and public policy, and possess a diversity of qualifications, attributes and skills applicable to our business and long-term strategy. The Board stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal.
Each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy may be voted for another person nominated by the Board or the Board may reduce the number of directors to be elected. In the biographical information for each director nominee that follows, the ages indicated are as of the date of the annual meeting and all other information is current as of the date of the filing of this proxy statement.

MORGAN STANLEY 2023 PROXY STATEMENT 15

Corporate Governance Matters

Alistair Darling, 69 Independent Director Director Since: 2016 Morgan Stanley Committees: • Audit • Risk
Thomas H. Glocer, 63 Independent Lead Director Director Since: 2013 Morgan Stanley Committees: • CMDS • Governance and Sustainability

Qualifications, Attributes and Skills:
Mr. Darling’s service as a former member of the British Parliament and as Chancellor of the Exchequer brings to the Board strong leadership, risk management, public policy and regulatory experience, as well as insight into both the global economy and the global financial system.

Professional Experience:
•	Member of the House of Lords from December 2015 to July 2020. Previously a member of the British Parliament, serving as a member of the House of Commons from 1987 to 2015.
•
Held several leadership positions in the U.K. government, including as Chancellor of the Exchequer from 2007 to 2010, Secretary of State for Trade and Industry from 2006 to 2007, Secretary of State for Scotland from 2003 to 2006, Secretary of State for Transport from 2002 to 2006, Secretary of State for Social Security/Work and Pensions from 1998 to 2002 and Chief Secretary to the Treasury from 1997 to 1998.

Qualifications, Attributes and Skills:
Mr. Glocer’s leadership positions, including in his capacity as Independent Lead Director appointed by our independent directors and as CEO of Thomson Reuters Corporation, bring to the Board extensive management experience as well as finance, operational and technology experience and an international perspective.

Professional Experience:
•	Founder of Angelic Ventures, LP (Angelic), a family office focusing on early-stage investments in financial technology, cyber defense and media, and Managing Partner of Angelic since 2012.
•
Served as CEO of Thomson Reuters Corporation, a news and information provider for businesses and professionals, from April 2008 through December 2011 and as CEO of Reuters Group PLC from July 2001 to April 2008. Joined Reuters Group PLC in 1993 and served in a variety of executive roles before being named CEO.

•	Mergers and acquisitions lawyer at the law firm of Davis Polk & Wardwell LLP from 1984 to 1993.
Other U.S. Listed Public Company Boards:
•	Merck & Co., Inc.
16 MORGAN STANLEY 2023 PROXY STATEMENT

Corporate Governance Matters

James P. Gorman, 64 Chairman Director Since: 2010
Robert H. Herz, 69 Independent Director Director Since: 2012 Morgan Stanley Committees: • Audit (Chair) • Governance and Sustainability

Qualifications, Attributes and Skills:
As CEO of the Company, Mr. Gorman is a proven leader with an established record as a strategic thinker backed by strong operating, business development and execution skills who brings to the Board an extensive understanding of Morgan Stanley’s businesses and decades of financial services, and risk management experience.

Professional Experience:
•	Chairman of the Board and CEO of Morgan Stanley since January 2012. President and CEO from January 2010 through December 2011.
•
Co-President of Morgan Stanley from December 2007 to December 2009, Co-Head of Strategic Planning from October 2007 to December 2009 and President and Chief Operating Officer of Wealth Management from February 2006 to April 2008.

•
Joined Merrill Lynch & Co., Inc. (Merrill Lynch) in 1999 and served in various positions, including Chief Marketing Officer, Head of Corporate Acquisitions Strategy and Research in 2005 and President of the Global Private Client business from 2002 to 2005.

•	Prior to joining Merrill Lynch, was a senior partner at McKinsey & Co., serving in the firm’s financial services practice. Earlier in his career, was an attorney in Australia.
Qualifications, Attributes and Skills:
Mr. Herz brings to the Board extensive and global regulatory, public accounting, financial reporting, risk management, sustainability and financial services experience through his private and public roles, including as Chair of the Financial Accounting Standards Board.

Professional Experience:
•	President of Robert H. Herz LLC, providing consulting services on financial reporting and other matters, since September 2010.
•	Director of the International Foundation for Valuing Impacts since June 2022.
•
Member of the Transition Advisory Group, advising the IFRS Foundation Trustees and the International Sustainability Standards Board (ISSB), and the Integrated Reporting and Connectivity Council, advising the ISSB and International Accounting Standards Board, each since August 2022.

•	Director of the Value Reporting Foundation Board from June 2021 to August 2022, and the Sustainability Accounting Standards Foundation Board from October 2014 to June 2021.
•	Chair of the Financial Accounting Standards Board from July 2002 to September 2010, and a part-time member of the International Accounting Standards Board from January 2001 to June 2002.
•	Member of the Standing Advisory Group of the Public Company Accounting Oversight Board from 2012 to 2020, and served on the Accounting Standards Oversight Council of Canada from 2011 to March 2017.
•	Partner of PwC, an accounting firm, from 1985 to 2002.
Other U.S. Listed Public Company Boards:
Federal National Mortgage Association (Fannie Mae) and Workiva Inc.
MORGAN STANLEY 2023 PROXY STATEMENT 17

Corporate Governance Matters

Erika H. James, 53 Independent Director Director Since: 2022 Morgan Stanley Committees: • Governance and Sustainability
Hironori Kamezawa, 61 Non-Management Director Director Since: 2021 Morgan Stanley Committees: • Risk

Qualifications, Attributes and Skills:
As the Dean of the Wharton School at the University of Pennsylvania, Ms. James brings to the Board strong management and strategy experience as a leading expert in crisis leadership and workplace diversity.

Professional Experience:
•	Dean of the Wharton School at the University of Pennsylvania since July 2020.
•	Dean of Emory University’s Goizueta Business School from July 2014 to May 2020.
•	Senior Associate Dean for Executive Education at Darden School of Business, University of Virginia from January 2012 to July 2014.
•	President of the Institute for Crisis Management, a consulting and research organization for crisis preparedness and response, from November 2012 to June 2014.
Other U.S. Listed Public Company Boards:
Momentive
Qualifications, Attributes and Skills:
Mr. Kamezawa brings to the Board global leadership as well as over 35 years of international banking experience and financial services, risk management, digital transformation and information technology expertise, including as President and Group CEO at MUFG and its associated companies.

Professional Experience:
•	President and Group CEO of MUFG since April 2020, and Director of MUFG since June 2019. Director of MUFG Bank since June 2017.
•	Deputy President of MUFG from April 2019 to March 2020, and Deputy President of MUFG Bank from April 2019 to March 2020.
•
Chair of Global Open Network Japan, Inc., a joint venture between MUFG and Akamai Technologies, Inc. focused on blockchain payment network services, since April 2020. CEO and Representative Director from December 2018 to March 2020.

•
Chief Digital Transformation Officer from May 2017 to March 2020, Chief Operating Officer from April 2019 to March 2020, Chief Information Officer from May 2017 to March 2019, and Chief Data Officer of MUFG from May 2016 to May 2017.

•	Deputy CEO of MUFG Americas and Chief Risk Officer for the Americas, based in New York, from May 2014 to May 2016.
•
Numerous senior-level positions in Japan since joining The Mitsubishi Bank, Limited (now MUFG Bank) in April 1986, including the Global Markets Planning Division and Credit Policy and Planning Division.

Other U.S. Listed Public Company Boards:
MUFG
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Shelley B. Leibowitz, 62 Independent Director Director Since: 2020 Morgan Stanley Committees: • Audit • Operations and Technology
Stephen J. Luczo, 66 Independent Director Director Since: 2019 Morgan Stanley Committees: • CMDS • Operations and Technology

Qualifications, Attributes and Skills:
Ms. Leibowitz brings to the Board extensive leadership in technology and financial services, with expertise in digital transformation, innovation programs, information technology portfolio and risk management, and information security as well as international perspective.

Professional Experience:
•
President of SL Advisory since 2016, which provides advice and insights in innovation and digital transformation, information technology portfolio and risk management, digital trust, performance metrics, and effective governance.

•	Served as director of E*TRADE from December 2014 until its acquisition by Morgan Stanley in October 2020.
•	Served as Group Chief Information Officer for the World Bank from 2009 to 2012.
•	Previously held Chief Information Officer positions at Morgan Stanley, Greenwich Capital Markets, Barclays Capital, and Investment Risk Management.
•
Member of the Council on Foreign Relations, the New York Board of the National Association of Corporate Directors, and serves on the Visiting Committee of the Center for Development Economics at Williams College.

Other U.S. Listed Public Company Boards:
Elastic
Other U.S. Listed Public Company Boards in the Past Five Years:
AllianceBernstein Holding L.P. and E*TRADE (prior to its acquisition by Morgan Stanley)
Qualifications, Attributes and Skills:
As the former CEO and Chair of Seagate, Mr. Luczo brings to the Board extensive global strategic leadership experience with expertise in information technology and technology disruption.
Professional Experience:
•	Managing Partner at Crosspoint Capital Partners, L.P., a private equity investment firm focused on the cybersecurity and privacy sectors, since February 2020.
•
Director of Seagate, a California-based leading provider of data storage technology and solutions, from 2002 to October 2021. Chair of the Board from 2002 to July 2020, and Executive Chair from October 2017 to October 2018.

•	Served as CEO of Seagate from January 2009 to October 2017 and from July 1998 to July 2004.
•	Also served as President and Chief Operating Officer of Seagate from September 1997 to July 1998. First joined Seagate in October 1993 as Senior Vice President of Corporate Development.
•	Senior Managing Director of Global Technology Group of Bear, Stearns & Co. Inc., from February 1992 to October 1993.
•	Investment Banker at Salomon Brothers from 1984 to 1992.
Other U.S. Listed Public Company Boards:
AT&T Inc.
Other U.S. Listed Public Company Boards in the Past Five Years:
Seagate
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Corporate Governance Matters

Jami Miscik, 64 Independent Director Director Since: 2014 Morgan Stanley Committees: • Operations and Technology (Chair) • Risk
Masato Miyachi, 62 Non-Management Director Director Since: 2022 Morgan Stanley Committees: • Operations and Technology

Qualifications, Attributes and Skills:
Ms. Miscik brings to the Board extensive leadership in navigating geopolitical, macroeconomic and technology risks through her private and public roles, including her experience as CEO and Vice Chair of Kissinger and her service with the Central Intelligence Agency, as well as financial services experience.

Professional Experience:
•	CEO of Global Strategic Insights, a private consulting firm focused on advising on geopolitical issues, since July 2022.
•
CEO and Vice Chair of Kissinger, a New York-based strategic international consulting firm that assesses and navigates emerging market geopolitical and macroeconomic risks for its clients, from March 2017 to June 2022.

•	Co-CEO and Vice Chair of Kissinger from 2015 to 2017 and President and Vice Chair of Kissinger from 2009 to 2015.
•	Global Head of Sovereign Risk at Lehman Brothers from 2005 to 2008.
•	Central Intelligence Agency from 1983 to 2005, serving as Deputy Director for Intelligence from 2002 to 2005.
•	Co-Chair of the President’s Intelligence Advisory Board from 2014 to 2017 and served as Senior Advisor for Geopolitical Risk at Barclays Capital.
Other U.S. Listed Public Company Boards:
General Motors Company and HP Inc.
Qualifications, Attributes and Skills:
Mr. Miyachi brings to the Board over 35 years of international banking experience and financial services, risk management and sustainability expertise, including in his various senior roles across MUFG Bank and its associated companies.

Professional Experience:
•	Advisor of MUFG Bank and Mitsubishi UFJ Securities Holdings since June 2022.
•
Deputy President of MUFG Bank from April 2019 to June 2022. Director of MUFG Bank from June 2018 to June 2022. Chief Executive of Global Corporate and Investment Banking Group from April 2018 to March 2022.

•	Chairman of MUFG Americas Holdings Corporation from May 2017 to April 2020.
•	Co-Chief Executive of the Global Business Unit for MUFG Bank Americas and Europe, the Middle East and Africa (EMEA) from May 2017 to April 2018.
•	Deputy Regional Executive for the MUFG Bank Americas from May 2016 to May 2017 and Regional Executive for MUFG Bank EMEA from May 2014 to May 2016.
•
Numerous senior-level positions since joining The Bank of Tokyo, Ltd. (now MUFG Bank) in April 1984, including in Mergers and Acquisitions Advisory, Structured Finance, Corporate Strategy and Investment Banking.

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Corporate Governance Matters

Dennis M. Nally, 70 Independent Director Director Since: 2016 Morgan Stanley Committees: • Audit • CMDS (Chair)
Mary L. Schapiro, 67 Independent Director Director Since: 2018 Morgan Stanley Committees: • Governance and Sustainability

Qualifications, Attributes and Skills:
Mr. Nally brings to the Board over 40 years of global regulatory, public accounting and financial reporting experience, including through his role as Chair of PricewaterhouseCoopers International Ltd., as well as extensive technology, and risk management experience.

Professional Experience:
•	Chair of PricewaterhouseCoopers International Ltd., the coordinating and governance entity of the PwC network, from 2009 to July 2016.
•	Chair and Senior Partner of the U.S. firm of PwC from May 2002 to June 2009.
•
Joined PwC in 1974 and became a partner in 1985, serving in numerous leadership positions within PwC, including National Director of Strategic Planning, Audit and Business Advisory Services Leader and Managing Partner.

Other U.S. Listed Public Company Boards:
AmerisourceBergen Corporation
Qualifications, Attributes and Skills:
Ms. Schapiro’s leadership experience, including at the SEC, FINRA and the CFTC, brings to the Board extensive legal and regulatory compliance, finance, risk management, and public policy and government affairs experience as well as markets, financial services and ESG perspective.

Professional Experience:
•	Vice Chair for Global Public Policy and Special Advisor to the Founder and Chair of Bloomberg L.P. since October 2018.
•
Vice Chair of the Advisory Board of Promontory Financial Group LLC (Promontory), a leading strategy, risk management and regulatory compliance firm, from January 2014 through 2018. Managing Director of Promontory from April 2013 to January 2014.

•	Vice Chair of the Value Reporting Foundation Board from June 2021 to August 2022, and the Sustainability Accounting Standards Foundation Board from May 2014 to June 2021.
•	Chair of the Securities and Exchange Commission (SEC) from January 2009 to December 2012.
•
Chair and CEO of the Financial Industry Regulatory Authority (FINRA), from 2006 to 2008, and served in numerous other key executive positions at FINRA and its predecessor from 1996 to 2006, including Vice Chair and President of NASD Regulation.

•	Chair of the Commodity Futures Trading Commission (CFTC) from 1994 to 1996.
Other U.S. Listed Public Company Boards:
CVS Health Corporation
Other U.S. Listed Public Company Boards in the Past Five Years:
General Electric Company
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Corporate Governance Matters

Perry M. Traquina, 67 Independent Director Director Since: 2015 Morgan Stanley Committees: • Operations and Technology • Risk (Chair)
Rayford Wilkins, Jr., 71 Independent Director Director Since: 2013 Morgan Stanley Committees: • CMDS • Governance and Sustainability (Chair)

Qualifications, Attributes and Skills:
Mr. Traquina brings to the Board extensive senior executive, financial services, regulatory and risk management experience, as well as investor perspective, sustainability and market knowledge from his over 30 years at the global investment management firm Wellington.

Professional Experience:
•
Chair, CEO and Managing Partner of Wellington Management Company LLP (Wellington), a global, multi-asset investment management firm, serving from 2004 through June 2014 as CEO and Managing Partner and from 2004 through December 2014 as Chair.

•	Partner, Senior Vice President and Director of Global Research at Wellington from 1998 to 2002 and President from 2002 to 2004.
•	Joined Wellington in 1980 and served in a number of executive roles before being named Chair, CEO and Managing Partner.
Other U.S. Listed Public Company Boards:
The Allstate Corporation and eBay Inc.
Qualifications, Attributes and Skills:
Mr. Wilkins brings to the Board extensive leadership, risk management, technology and operational experience, as well as international perspective, through the various management positions he held at AT&T, as well as an ESG perspective.

Professional Experience:
•
CEO of Diversified Businesses of AT&T Inc. (AT&T), the telecommunications company, responsible for international investments, AT&T Interactive, AT&T Advertising Solutions and Customer Information Services from October 2008 to March 2012.

•
During his career, he served in numerous other management roles at AT&T, including as Group President and CEO of SBC Enterprise Business Services, Group President of SBC Marketing and Sales, and President and CEO of Pacific Bell Telephone Company and Nevada Bell Telephone Company.

•	Began his career at Southwestern Bell Telephone in 1974.
Other U.S. Listed Public Company Boards:
Caterpillar Inc. and Valero Energy Corporation
Our Board unanimously recommends that you vote “FOR” the election of all of the director nominees. Proxies solicited by the Board will be voted “FOR” each nominee unless otherwise instructed.
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Corporate Governance Practices
Morgan Stanley is committed to best-in-class governance practices, which are embodied in our Corporate Governance Policies available at www.morganstanley.com/about-us-governance (which webpage and policies are not incorporated by reference in this proxy statement). The Board initially adopted the Corporate Governance Policies in 1995 and reviews and approves them, and the Board committee charters, at least annually to ensure they reflect evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The governance practices highlighted below are reflected in the Corporate Governance Policies, our bylaws and our committee charters, as applicable.
Board Structure and Independence
Our Board represents a tapestry of complementary skills, attributes and perspectives and includes individuals with financial services experience and a diverse international background.
•	Directors may not stand for election if they will be 72 years old or older at the time of election.
•
Our Board conducts an ongoing review of Board composition and succession planning, resulting in substantial refreshment of the Board and a diversity of skills, attributes and perspectives on the Board.

•	Upon election at the annual meeting, the average tenure of the members of the Board will be approximately 6.4 years.
•	Our Board has a majority of independent directors. Our Chairman is the only member of management who serves on the Board.
•
Our Independent Lead Director is selected from and by the independent directors annually and has expansive duties set forth in our Corporate Governance Policies. The Independent Lead Director chairs regularly scheduled executive sessions without the Chairman present. See “Board Leadership Structure and Role in Risk Oversight.”

Rotation of Board Leadership and Committee Appointments
It is expected that the Independent Lead Director and committee chairs will serve for approximately three to five years to provide for rotation of Board leadership and committee chairs while maintaining experienced leadership.
Board Oversight
STRATEGIC, CAPITAL AND ANNUAL BUSINESS PLANS
The Board oversees the Company’s strategic, capital and annual business plans. The Board:
•	Conducts an annual strategy offsite with the CEO and senior management to review the Company’s long-term strategy.
•	Receives regular reporting regarding strategy at Board meetings as well as by the CEO and Operating Committee outside of regularly scheduled meetings.
•
Reviews the Company’s annual strategic presentation to shareholders, which summarizes the Company’s progress on its strategic objectives, provides an overview of long-term strategic priorities and includes specific financial and non-financial goals for the future. The Company’s 2023 strategic presentation to investors is available at www.morganstanley.com/about-us-ir (which webpage and presentation are not incorporated by reference in this proxy statement).

CULTURE, RISK MANAGEMENT AND ESG
The Board also oversees the Company’s practices and procedures relating to culture, values and conduct. The Board oversees the Company’s global ERM framework and is responsible for helping to ensure that the Company’s risks, including reputational risks, are managed in a sound manner. The Board regularly reviews the Company’s risks and the responsibilities of management and the Board committees to assist the Board in its risk oversight,
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including risks related to ESG matters. The Board oversees the Company’s strategy, targets and public commitments relating to ESG matters. The Board also has a separate committee responsible for operations and technology, including cybersecurity risk, and the Board receives briefings on cybersecurity.
See “Board Leadership Structure and Role in Risk Oversight,” “Board Oversight of Cybersecurity Risk,” “Board Meetings and Committees – Committees – Operations and Technology Committee,” and “Sustainability at Morgan Stanley.”
ACCESS TO THE COMPANY’S REGULATORS, EMPLOYEES AND INDEPENDENT ADVISORS
Independent directors, including the Chairs of the Audit, Risk, and Operations and Technology committees, meet with our primary regulator, the Board of Governors of the Federal Reserve System (Federal Reserve), and other global regulators as requested. Directors also have complete and open access to senior members of management and other employees of the Company. For instance:
•	Board members have met with local management and independent control functions throughout the world and have visited several of our global offices.
•
The Independent Lead Director and committee chairs meet with management between regularly scheduled meetings to discuss key items, develop Board and committee agendas, and provide feedback regarding information reported to the Board and on other topics to be reviewed.

•
The Company’s Chief Audit Officer, Chief Financial Officer (CFO), Chief Legal Officer (CLO) and Chief Administrative Officer (CAO), and Chief Risk Officer (CRO) and business unit heads regularly attend Board meetings and maintain an ongoing dialogue with Board members between Board meetings.

•	The CMDS Committee, in conjunction with the entire Board, reviews succession plans for the CEO and senior executives at least annually.
•	The Board, the Independent Lead Director and each committee have the right at any time to retain independent financial, legal or other advisors at the Company’s expense.
ALIGNMENT WITH SHAREHOLDER INTERESTS
The director equity ownership requirement helps to align director and shareholder interests. Directors also may not enter into hedging transactions in respect of Morgan Stanley common stock or pledge Morgan Stanley common stock in connection with a margin or other loan transaction. See “Director Equity Ownership Requirement.”
Director Orientation and Continuing Education
Director education about Morgan Stanley, our strategy, control framework, regulatory environment and our industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. The Governance and Sustainability Committee oversees an orientation program for new directors, which includes an overview of director duties, our Corporate Governance Policies, Code of Ethics and Business Conduct and other applicable policies. New directors also receive presentations by senior management on the Company’s strategy and regulatory framework, its primary business lines and risk and control framework, and a one-on-one session with the Chairman and CEO.
As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities. We also conduct ongoing educational briefings on ESG, regulatory and control matters, as well as “deep dive” presentations on certain businesses, emerging risks and focus areas identified by the Board, including climate risk. In addition, we provide directors a listing of educational resources and reimburse directors for reasonable costs incurred attending educational sessions on subjects that would assist them in discharging their duties.
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Senior Management Succession and Development Planning
The CMDS Committee oversees CEO and senior management succession and development planning, which covers unexpected as well as planned events and is formally reviewed, in conjunction with the entire Board, at least annually. Our CEO and our Chief Human Resources Officer review recommendations and evaluations of potential internal CEO and senior management successors, and review their qualifications, skills, accomplishments and developmental areas.
Potential internal CEO and senior management successors regularly attend Board meetings and engage with Board members periodically between Board meetings, including during preparatory meetings, client-related events and visits to our offices around the world. These interactions provide the Board with the opportunities to become familiar with the Company’s executive talent in different settings, which is critical to the Company’s succession planning.
In 2022, various senior leadership appointments were made to continue developing our senior leaders. Eric Grossman was appointed Chief Administrative Officer, in addition to his role as Chief Legal Officer. Raul Yanes was appointed the Head of Non-Financial Risk and it was announced he would join the Firm’s Operating Committee. Gokul Laroia was also named to the Firm’s Operating Committee, in his role as CEO of Morgan Stanley Asia Pacific and Co-Head of Equities.
Annual Evaluation of Board, Committees and Independent Lead Director
OVERVIEW OF EVALUATION PROCESS
The Board believes that establishing and maintaining a constructive evaluation process is essential to maintaining Board effectiveness and best corporate governance practices. Accordingly, the Governance and Sustainability Committee reviews and approves the evaluation process annually so that the evaluation process continues to be effective in identifying areas to enhance the performance and effectiveness of the Board, the Independent Lead Director and the Board committees.
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MULTI-STEP EVALUATION PROCESS

This process is aided by written discussion guides used to facilitate the assessments. These guidelines are updated annually to reflect significant new developments and areas of focus as the Governance and Sustainability Committee determines appropriate and encompass many factors, including:

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ADDRESSING FEEDBACK
Upon conclusion of such self-assessments, Board and committee policies and practices are revised as appropriate. The Board self-assessment process has led to:
•	Adjustments to the frequency and format of Board meetings, including the use of virtual meeting technology.
•	Enhancements to executive succession planning.
•	The prioritization of Board and committee meeting agendas in order to allow sufficient time for discussion of our strategy, regulatory matters, ESG and key risks.
•	Enhanced management reporting to the Board to highlight the most important information, including key risks.
•	“Deep dives” on certain Company businesses, control areas and emerging risks.
•	Enhanced coordination among Board committees, including joint committee meetings and increased coordination among committee chairs.
•	Focus on particular qualifications, attributes (including ethnic and gender diversity), and skills of potential Board candidates.
Shareholder Rights and Accountability
•	Our Corporate Governance Policies are consistent with the Investor Stewardship Group Corporate Governance Principles for U.S. listed companies.
•	All directors are elected annually and, in uncontested director elections, directors are elected by a majority of votes cast.
•	Our Board meets regularly in executive session.
•
Proxy access permits up to 20 shareholders owning 3% or more of our stock continuously for at least three years to nominate the greater of two directors or up to 20% of our Board and include those nominees in our proxy materials.

•	Our Board has an Independent Lead Director with expansive duties. See “Board Leadership Structure and Role in Risk Oversight — Independent Lead Director.”
•	Shareholders who own at least 25% of common stock have the ability to call a special meeting of shareholders.
•	There are no supermajority vote requirements in our charter or bylaws.
•	We do not have a “poison pill” in effect.
•	Shareholders and other interested parties may contact any of our Company’s directors.
Shareholders may submit recommendations for director candidates for consideration by the Governance and Sustainability Committee at any time by sending the information set forth under “Director Candidates Recommended by Shareholders” in the Corporate Governance Policies to the Governance and Sustainability Committee, Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036. Under the policy, the Governance and Sustainability Committee evaluates director candidates recommended by shareholders in the same manner as other director candidates. In order for director candidate recommendations to be considered for the 2024 annual meeting of shareholders, recommendations must be submitted in accordance with the policy by December 8, 2023.
Shareholder Engagement
Our Board and management value the views of our shareholders and engage with them year-round on a broad range of topics, including our strategy, financial performance, executive compensation, corporate governance, human capital management, including diversity and inclusion, and environmental and social goals. Our Board receives reporting on feedback from investors and shareholder voting results. In addition, management routinely engages with investors at conferences and other forums. We also speak with proxy advisors to discuss, and receive feedback on, our governance practices and executive compensation programs. Feedback from investors informs the Board’s ongoing review of governance and compensation matters.
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The Board has taken action responsive to such shareholder feedback, including the adoption of amendments to our bylaws to implement proxy access. In recent years, we have also enhanced our proxy disclosure of:
•	Alignment of compensation and performance.
•	Board evaluations.
•	Director orientation and education.
•	Board succession planning.
•	ESG matters, including climate.
After discussion with shareholders, in 2020 we published our inaugural Diversity and Inclusion Report, which is updated annually. In addition, our Board closely monitors shareholders’ views on the appropriate number of public company boards on which a director may serve. In 2020, the Board approved amendments to its Corporate Governance Policies to reduce the number of public company boards that Board members who are not CEOs of another public company may serve on from five to four, including the Company’s board. Responsive to shareholder feedback, in 2022 we included a board matrix identifying the gender, race/ethnicity, qualifications, attributes and skills of each director nominee.
Corporate Political Activities Policy Statement
Our Corporate Political Activities Policy Statement aims to ensure transparency of the Company’s practices and procedures regarding political activities and oversight by senior management and the Board. Our Corporate Political Activities Policy Statement:
•	Prohibits Morgan Stanley from making U.S. political contributions.
•	Provides that Morgan Stanley informs its principal U.S. trade associations not to use payments made by Morgan Stanley for election-related activity at the U.S. federal, state or local levels.
•
Provides that principal U.S. trade association memberships and expenditures relating to such memberships are reviewed annually with the Government Relations Department and the Governance and Sustainability Committee.

•	Provides a link to principal U.S. trade associations that the Company belongs to on the Company’s website.
•
Addresses oversight of lobbying activities, as well as expenditures related thereto, by the CLO and CAO of the Company who reports to the Chairman and CEO, and oversight of significant lobbying priorities and expenditures by the Governance and Sustainability Committee.

•	Confirms that Morgan Stanley discloses publicly all U.S. federal lobbying costs as required by law, including dues attributable to lobbying by U.S. trade associations.
•	Provides that the Governance and Sustainability Committee oversees the Corporate Political Activities Policy Statement and the activities addressed by it.
Our Corporate Political Activities Policy Statement is on our website and is not incorporated by reference in this proxy statement.
Sustainability at Morgan Stanley
Morgan Stanley seeks to integrate sustainability considerations into business strategies, products and services, thought leadership and operations. We offer financial solutions and advisory services that provide positive long-term benefits for clients and shareholders, as well as for the environment and global communities. ESG matters are overseen by our management-level ESG Committee, which provides regular reporting to the Governance and Sustainability Committee, and, as applicable, the Board. The Audit Committee oversees the Company’s voluntary public sustainability and climate disclosures. The CMDS Committee reviews and discusses the Company’s voluntary public human capital disclosures, including those related to diversity, equity and inclusion.
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In addition, our Environmental and Social Policy Statement outlines our approach to environmental and social risk management. Our due diligence and risk management processes are designed to identify, analyze and address potentially significant environmental and social issues that may impact us or our clients.

MORGAN STANLEY’S GLOBAL SUSTAINABILITY OFFICE (GSO) STRUCTURE

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PRIORITIES ACROSS GSO PILLARS

Global Sustainable Finance

- Partner with client-facing teams across the Firm to mobilize capital in support of the Firm's **$1Tn sustainable financing goal**
- Innovate in new areas to remain a **leader in sustainable finance**
- Leverage ESG data to **deliver quantitative solutions** across GSO priorities

Firmwide Sustainability

- Drive the Firm's **climate change strategy**
- Publish investor-focused sustainability disclosure, including those aligned with the **TCFD and SASB frameworks**
- **Engage shareholders on ESG topics** including but not limited to climate change, inclusion and biodiversity
- Integrate sustainability considerations into global operations **to reduce environmental impact and minimize the Firm's carbon footprint**
- Facilitate engagement, education and **networking opportunities for employees across** sustainability topics

Institute for Sustainable Investing (Institute)

- Foster innovation by leveraging the Firm's experience and market perspective to **advance the field of sustainable investing**
- Deliver actionable analysis and thought leadership to **inform and empower investors**
- **Develop the next generation of sustainable investing leaders** through strategic partnerships and programs

Climate Change
Morgan Stanley aims to manage our business for the long term while providing value for our clients and shareholders by incorporating climate considerations into our business activities. Climate risk is overseen by the management-level Climate Risk Committee with reporting to the Firm Risk Committee and subsequently the Risk Committee, which oversees climate risk, reporting to the Board.
INTEGRATING CLIMATE ACROSS THE FIRM’S BUSINESSES, RISK MANAGEMENT AND OPERATIONS

For more detailed information on our sustainability and climate initiatives, see our 2021 Sustainability Report and 2021 Climate Report which are located on our sustainability webpage at www.morganstanley.com/about-us/
sustainability-at-morgan-stanley (which webpage and reports are not incorporated by reference in this proxy statement).
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Community Development
Morgan Stanley aims to create investment opportunities that attract both philanthropic and private capital to create lasting positive changes in communities across the U.S. Our U.S. Banks have consistently received “Outstanding” ratings from the Office of the Comptroller of the Currency for their track records in meeting community needs.

Giving Back to the Community
Morgan Stanley is committed to giving back to the communities where we live and work through long-lasting partnerships, community-based delivery and engaging our best asset – our employees. Through continuously challenging times, our Firm and employees have supported children’s physical and mental health, volunteered for local organizations in our communities, delivered strategic pro bono work, and more. The impact of our philanthropic initiatives includes:

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Human Capital Management
Our employees are our most important asset. To facilitate talent attraction and retention, we strive to make Morgan Stanley a diverse and inclusive workplace, with a strong culture and opportunities for our employees to grow and develop in their careers. We also offer competitive compensation, benefits and health and wellbeing programs. In 2022, the Firm enhanced our programs to further support employees globally. Highlights include concierge medical primary care, additional mental health resources, more paid leave for new parents, paid family caregiver leave, family building benefits, a subsidized physical fitness program and financial wellbeing resources.

Diversity and Inclusion

- Deliver against a comprehensive diversity and inclusion strategy focused on our workforce, the marketplace and societal issues
- Through the Institute for Inclusion, continue to catalyze our internal efforts and contribute to external efforts, leveraging the Firm's intellectual and economic capabilities
- Scale investments to recruit, advance and retain diverse talent through a holistic approach, focused on professional development, health and wellbeing, benefits and culture while striving to increase diverse representation
- Scale investments that help close the racial wealth gap by investing in diverse-led businesses and engaging with organizations focused on access and opportunity in our sector
- Contribute to societal change through targeted philanthropic investments in underserved communities
- Continue our commitment to transparency through regular reporting on our diversity and inclusion efforts

Leadership and Development

- Offer employees at all levels professional development programs to enhance key skills and build networks
- Recognize employees as they progress through their careers with mobility opportunities and promotions
- Scale investments across technology platforms to modernize our approach to talent development, workforce planning and internal mobility
- Offer 70+ differentiated leadership programs to support employees as they progress in their careers at the Firm
- Give all employees access to ~15,000 pieces of content through a learning portal
- Increase support for managers and employees, including ongoing training and curated content focused on managing and working in a flexible environment
- Scale global leadership programs to reach a broader employee population, and offer such programs in a hybrid format in response to the changing work environment

Employee Benefits and Incentives

- Design incentive programs to align pay outcomes with performance, while discouraging excessive risk-taking
- Launched a Global Wellbeing Influencer Network, a group of 250+ employees who act as culture carriers and help build a culture of inclusion, openness, awareness and literacy around mental health and wellbeing, offering support and compassion for their colleagues
- Maintained the Global Wellbeing Board, a group of senior leaders focused on shaping and advancing the Firm's wellbeing strategy
- Provide employees with a comprehensive suite of benefits, including retirement and employee stock purchase plans, an array of health care and insurance benefits, mental health resources, flexible spending and health savings accounts, fitness and wellbeing programs, paid parental and family caregiver leave, family support resources and tuition assistance, among many others
- Provide benefits targeted to our diverse population, including comprehensive coverage for family building and gender affirmation

For more detailed information on our human capital programs and initiatives, see “Our People” in our 2021 Sustainability Report and our 2022 Diversity and Inclusion Report which are located on our webpage, www.morganstanley.com (which webpage and reports are not incorporated by reference in this proxy statement), and “Human Capital” in Part 1, Item 1 of the 2022 Form 10-K.
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Communication by Shareholders and Other Interested Parties with the Board of Directors
As set forth under “Communications with the Board” in the Corporate Governance Policies, shareholders and other interested parties may contact the Board, the non-management or independent directors, an individual director (including the Independent Lead Director or Chairman) or a committee of the Board, by writing to them at Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036. Such communications will be handled in accordance with the procedures approved by the independent directors of the Board.
Additional Corporate Governance Information Available on Corporate Governance Webpage
In addition to the Corporate Governance Policies and other policies and reports described above, our corporate governance webpage (www.morganstanley.com/about-us-governance), includes the following:
•	Bylaws and Certificate of Incorporation
•	Policy Regarding Corporate Political Activities
•	Charters for Board Committees
•	Policy Regarding Shareholder Rights Plan
•	Code of Ethics and Business Conduct
•	Equity Ownership Commitment
•	Information Regarding the Integrity Hotline
•	Environmental and Social Policies
Hard copies of the materials described above are available without charge to any shareholder who requests them by writing to Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036 or calling our Investor Relations Department at 212-762-8131.
Neither our corporate governance webpage nor any of the governance documents referenced above, or any other webpages, policies or reports referenced or discussed in this proxy statement, are deemed part of this proxy statement or incorporated by reference in this proxy statement. Some of the reports contain cautionary statements regarding the forward-looking information in those reports, include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. The reports may be amended at any time and we expect updated versions will be posted on our website.
MORGAN STANLEY 2023 PROXY STATEMENT 33

Corporate Governance Matters

Director Independence
The Board has adopted Director Independence Standards, which are more stringent than the independence requirements outlined in the NYSE rules in certain respects, and delineate relationships that are deemed to impair independence and categories of relationships that are not deemed material for purposes of director independence (Director Independence Standards). The Director Independence Standards, which are part of our Corporate Governance Policies available at www.morganstanley.com/about-us-governance (which webpage and policies are not incorporated by reference in this proxy statement), provide that, for a director to be considered independent, a director must meet the following categorical standards:
1. Employment and commercial relationships affecting independence
A. Current Relationships
A director will not be independent if:
(i) the director is a current partner or current employee of Morgan Stanley’s internal or external auditor;
(ii) an immediate family member of the director is a current partner of Morgan Stanley’s internal or external auditor;
(iii) an immediate family member of the director (a) is a current employee of Morgan Stanley’s internal or external auditor and (b) personally works on Morgan Stanley’s audit;
(iv) the director is a current employee, or an immediate family member of the director is a current executive officer, of an entity that has made payments to, or received payments from, Morgan Stanley for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or
(v) the director’s spouse, parent, sibling or child is currently employed by Morgan Stanley.

B. Relationships within Preceding Three Years
A director will not be independent if, within the preceding three years:
(i) the director is or was an employee of Morgan Stanley;
(ii) an immediate family member of the director is or was an executive officer of Morgan Stanley;
(iii) the director or an immediate family member of the director (a) was a partner or employee of Morgan Stanley’s internal or external auditor and (b) personally worked on Morgan Stanley’s audit within that time;
(iv) the director or an immediate family member of the director received more than $120,000 in direct compensation in any 12-month period from Morgan Stanley, other than (a) director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and (b) compensation paid to an immediate family member of the director who is an employee (other than an executive officer) of Morgan Stanley; or
(v) a present Morgan Stanley executive officer is or was on the compensation committee of the board of directors of a company that concurrently employed the Morgan Stanley director or an immediate family member of the director as an executive officer.

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Corporate Governance Matters

2. Relationships not deemed material for purposes of director independence
In addition to the provisions above, each of which must be fully satisfied with respect to each independent director, the Board must affirmatively determine that the director has no material relationship with Morgan Stanley. To assist the Board in this determination, it has adopted the following categorical standards of relationships that are not considered material for purposes of determining a director’s independence. Any determination of independence for a director that does not meet these categorical standards will be based upon all relevant facts and circumstances and the Board shall disclose the basis for such determination in the Company’s proxy statement.
A. Equity Ownership
A relationship arising solely from a director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Morgan Stanley, so long as such director’s ownership interest does not exceed 5% of the total equity or partnership interests in that other party.

B. Other Directorships
A relationship arising solely from a director’s position as
(i) director or advisory director (or similar position) of another company or for-profit corporation or organization or
(ii) director or trustee (or similar position) of a tax-exempt organization.

C. Ordinary Course Business
A relationship arising solely from transactions, including financial services transactions such as underwriting, banking, lending or trading in securities, commodities or derivatives, or from other transactions for products or services, between Morgan Stanley and a company of which a director is an executive officer, employee or owner of 5% or more of the equity of that company, if such transactions are made in the ordinary course of business and on terms and conditions and under circumstances (including, if applicable, credit or underwriting standards) that are substantially similar to those prevailing at the time for comparable transactions, products or services for or with unaffiliated third parties.

D. Contributions
A relationship arising solely from a director’s status as an executive officer of a tax-exempt organization, and the contributions by Morgan Stanley (directly or through the Morgan Stanley Foundation or any similar organization established by Morgan Stanley) to the organization are less than the greater of $1 million or 2% of the organization’s consolidated gross revenues during the organization’s preceding fiscal year (matching of employee charitable contributions is not included in Morgan Stanley’s contributions for this purpose).

E. Products and Services
A relationship arising solely from a director utilizing products or services of Morgan Stanley in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

F. Professional, Social and Religious Organizations and Educational Institutions
A relationship arising solely from a director’s membership in the same professional, social, fraternal or religious association or organization, or attendance at the same educational institution, as an executive officer or director.

G. Family Members
Any relationship or transaction between an immediate family member of a director and Morgan Stanley shall not be deemed a material relationship or transaction that would cause the director not to be independent if the standards in this Section 2 would permit the relationship or transaction to occur between the director and Morgan Stanley.

The Board has determined that 11 of our 14 director nominees (Messrs. Darling, Glocer and Herz, Mss. James and Leibowitz, Mr. Luczo, Ms. Miscik, Mr. Nally, Ms. Schapiro, and Messrs. Traquina and Wilkins) are independent in accordance with the Director Independence Standards. The Board has also determined that Elizabeth Corley, who retired from the Board effective April 21, 2022, was independent during the time she served on the Board in 2022.
To assess independence, the Board was provided with information about relationships between the independent directors (and their immediate family members and affiliated entities) and Morgan Stanley and its affiliates,
MORGAN STANLEY 2023 PROXY STATEMENT 35

Corporate Governance Matters

including information about the directors’ professional experience and affiliations. In making its determination as to the independent directors, the Board reviewed the categories of relationships between Morgan Stanley and the directors described above and the following specific relationships under those Director Independence Standards:
•
Commercial relationships (such as financial services offered by the Company to clients in the ordinary course of the Company’s business) in the last three years between Morgan Stanley and entities where the directors are employees or executive officers, or their immediate family members are executive officers (Mss. James and Schapiro). In each case the fees the Company received were in compliance with the Director Independence Standards and the NYSE rules, and did not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues in any of the last three years and were considered immaterial to director independence.

•
Director’s utilization of Morgan Stanley products and services offered by the Company as a client of the Company (such as Wealth Management brokerage accounts and investments in funds sponsored by the Company) in the ordinary course of the Company’s business on terms and conditions substantially similar to those provided to unaffiliated third parties (Messrs. Glocer and Herz, Mss. James and Leibowitz, Mr. Luczo, Ms. Miscik, Mr. Nally, Ms. Schapiro and Messrs. Traquina and Wilkins). In each case the provision of such products and services was in compliance with the Director Independence Standards and the NYSE rules and was considered immaterial to director independence.

Director Attendance at Annual Meeting
The Corporate Governance Policies state that directors are expected to attend our annual meetings of shareholders. All directors who were on the Board at the time, including all current directors who were nominees at the time, attended the 2022 annual meeting of shareholders.
Board Meetings and Committees
BOARD MEETINGS
Our Board met 15 times during 2022. Each current director attended at least 75% of the total number of meetings of the Board and committees on which such director served that were held during 2022 while the director was a member. In addition to Board and committee meetings, our directors also engaged in less formal communications between meetings, including discussions, briefings and educational sessions, with the Independent Lead Director, Chairman of the Board and CEO, committee chairs, members of senior management and others as appropriate regarding matters of interest.
COMMITTEES
The Board’s standing committees, their membership and the number of meetings in 2022 are set forth below. Charters for each of our standing committees are available at our corporate governance webpage at www.morganstanley.com/about-us-governance, which webpage and charters are not incorporated by reference in this proxy statement. The Board has determined that:
•
Each member of the Audit Committee, the CMDS Committee and the Governance and Sustainability Committee satisfies the standards of independence applicable to members of such committees, including NYSE listing standards.

•	Each member of the CMDS Committee is a “non-employee director” as defined in Section 16 of the Securities Exchange Act of 1934, as amended.
•
Each member of the Audit Committee is independent and “financially literate” within the meaning of the NYSE listing standards and each of Robert H. Herz, the Audit Committee Chair, and Dennis M. Nally is an “audit committee financial expert” within the meaning of the SEC rules.

•
All members of the Risk Committee and the Operations and Technology Committee are non-employee directors and a majority of the members of such committees satisfy the independence requirements of the Company and the NYSE, and the Risk Committee members satisfy other applicable legal and regulatory criteria.

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Corporate Governance Matters

AUDIT COMMITTEE
Current Members Robert H. Herz (Chair) Alistair Darling Shelley B. Leibowitz Dennis M. Nally 12 Meetings Held in 2022
Primary Responsibilities
• Oversees the integrity of the Company’s consolidated financial statements and system of internal controls.
• Reviews the Company’s voluntary public sustainability and climate disclosures.
• Oversees risk management and risk assessment guidelines and policies related to the Audit Committee’s duties and responsibilities in coordination with management and other Board committees.
• Reviews the major legal and compliance risk exposures of the Company and the steps management has taken to monitor and control such exposures.
• Selects, determines the compensation of, evaluates and, when appropriate, replaces the independent auditor.
• Reviews and assesses the qualifications, independence and performance of the independent auditor, and pre-approves audit and permitted non-audit services.
• Oversees the performance of the head of the Company’s Internal Audit Department (Chief Audit Officer), who reports functionally to the Audit Committee, and the internal audit function.
• After review, recommends to the Board the acceptance and inclusion of the annual audited consolidated financial statements in the Company’s Annual Report on Form 10-K.
• See also “Audit Matters.”

COMPENSATION, MANAGEMENT DEVELOPMENT AND SUCCESSION (CMDS) COMMITTEE
Current Members Dennis M. Nally (Chair) Thomas H. Glocer Stephen J. Luczo Rayford Wilkins, Jr. 8 Meetings Held in 2022
Primary Responsibilities
• Annually reviews and approves the corporate goals and objectives relevant to the compensation of the CEO and evaluates his performance in light of these goals and objectives.
• Determines the compensation of executive officers and other officers and employees, as appropriate.
• Administers the Company’s equity-based compensation plans and cash-based nonqualified deferred compensation plans.
• Oversees plans for management development and succession and assists the Board in its oversight of Company strategies, policies and practices related to human capital management generally, including diversity, equity and inclusion.
• Reviews and discusses the Compensation Discussion and Analysis with management and provides a recommendation to the Board regarding its inclusion in the proxy statement.
• Oversees the Company’s incentive compensation arrangements, including with appropriate input from the CRO, to help ensure that such arrangements do not encourage excessive risk-taking and are consistent with applicable related regulatory rules and guidance.
• Reviews and approves the Company’s equity retention and ownership policies for executive officers and other officers and employees, as appropriate.
• Reviews voluntary public disclosures and shareholder proposals relating to human capital matters and management’s proposed response to such proposals.
• Oversees risk management and risk assessment guidelines and policies related to the CMDS Committee’s duties and responsibilities in coordination with management and other Board committees.
• Receives relevant reports from management including, without limitation, reports regarding employee discipline matters and relevant adjustments to compensation.
• See also “Compensation Governance and Risk Management.”

MORGAN STANLEY 2023 PROXY STATEMENT 37

Corporate Governance Matters

GOVERNANCE AND SUSTAINABILITY COMMITTEE(1)(2)
Current Members Rayford Wilkins, Jr. (Chair) Thomas H. Glocer Robert H. Herz Erika H. James Mary L. Schapiro 4 Meetings Held in 2022
Primary Responsibilities
• Oversees succession planning for the Board and Board leadership appointments.
• Reviews the overall size and composition of the Board and its committees.
• Identifies and recommends qualified individuals for election to the Board.
• Oversees the orientation program for newly elected directors.
• Reviews annually the adequacy of the Board’s Corporate Governance Policies.
• Oversees and approves the process and guidelines for the annual evaluation of performance and effectiveness of the Independent Lead Director, the Board and its committees.
• Reviews and approves related person transactions in accordance with the Company’s Related Person Transactions Policy.
• Reviews and approves directors’ service on other public or private company boards and committees and changes in director circumstances.
• Reviews the director compensation program.
• Reviews the Company’s Corporate Political Activities Policy Statement and oversees political activities, the Company’s significant lobbying priorities and expenditures attributable to lobbying in the U.S. and expenditures related to principal U.S. trade associations.
• Oversees ESG matters, as appropriate, and the Company’s philanthropic programs.
• Reviews shareholder proposals relating to governance, social responsibility and environmental matters and management’s proposed response to such proposals.
• Oversees risk management and risk assessment guidelines and policies related to the Governance and Sustainability Committee’s duties and responsibilities in coordination with management and other Board committees.

OPERATIONS AND TECHNOLOGY COMMITTEE(3)
Current Members Jami Miscik (Chair) Shelley B. Leibowitz Stephen J. Luczo Masato Miyachi Perry M. Traquina 4 Meetings Held in 2022
Primary Responsibilities
• Oversees the Company’s operations and technology strategy, including trends that may affect such strategy.
• Reviews at least quarterly the major operations, technology and operational risk exposures of the Company and its business units, including information security, fraud, vendor, data protection and privacy, business continuity and resilience, and cybersecurity risks, and the steps management has taken to monitor and control such exposures.
• Reviews the operations and technology budget and associated operations and technology expenditures and investments.
• Oversees risk management and risk assessment guidelines and policies related to the Operations and Technology Committee’s duties and responsibilities in coordination with management and other Board committees.
• Oversees the Company’s process and significant policies for determining operational risk tolerance and, as appropriate, confirms operational risk tolerance levels as set forth in the Company’s Risk Appetite Statement.
• See also “Board Leadership Structure and Role in Risk Oversight — Board Oversight of Cybersecurity Risk.”

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Corporate Governance Matters

RISK COMMITTEE(4)
Current Members Perry M. Traquina (Chair) Alistair Darling Hironori Kamezawa Jami Miscik 8 Meetings Held in 2022
Primary Responsibilities
• Oversees the Company’s global ERM framework.
• Oversees the Company’s Risk Appetite Statement, including risk tolerance levels and limits, and the ongoing alignment of the Risk Appetite Statement with the Company’s strategy and capital plans.
• Oversees the Company’s capital, liquidity and funding planning and strategy.
• Oversees the major risk exposures of the Company, including market, credit, model and liquidity risk, against established risk measurement methodologies and the steps management has taken to monitor and control such exposures.
• Reviews reports regarding significant new product risk, emerging risks, climate risk and regulatory matters.
• Oversees the risk identification framework.
• Reviews the contingency funding plan, effectiveness of the Company’s Basel III advanced systems, capital planning process and the Company’s Title I Resolution Plan and Recovery Plan, as necessary.
• Oversees risk management and risk assessment guidelines and policies related to the Risk Committee’s duties and responsibilities in coordination with management and other Board committees.
• Oversees the performance of the CRO (who reports to the Risk Committee and the CEO) and the risk management function.
• See also “Board Leadership Structure and Role in Risk Oversight — Board Role in Risk Oversight.”

(1)	Effective February 1, 2022, Ms. James joined the Governance and Sustainability Committee.
(2)	Effective October 14, 2022, the Nominating and Governance Committee amended its charter to reflect, among other items, a change in its name to the Governance and Sustainability Committee.
(3)	Effective May 26, 2022, Mr. Kamezawa concluded service on and Mr. Miyachi joined the Operations and Technology Committee.
(4)	Effective May 26, 2022, Mr. Kamezawa joined the Risk Committee.
Board Leadership Structure and Role in Risk Oversight
BOARD LEADERSHIP STRUCTURE
The Board is responsible for reviewing the Company’s leadership structure. As set forth in the Corporate Governance Policies, the Board believes that the Company and its shareholders are best served by maintaining the flexibility to have any director serve as Chairman of the Board based on what is in the best interests of the Company at a given point in time, taking into consideration, among other things:
•	The composition of the Board.
•	The role of the Company’s Independent Lead Director.
•	The Company’s strong corporate governance practices.
•	The CEO’s working relationship with the Board.
•	The challenges specific to the Company.
The Board has determined that the appointment of a strong Independent Lead Director (as described below), together with a combined Chairman and CEO, serves the best interests of the Company and its shareholders. By serving in both positions, the Chairman and CEO is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the Independent Lead Director, leadership in focusing its discussions and review of the Company’s strategy. In addition, a combined role of Chairman and CEO ensures that the Company presents its message and strategy to shareholders, employees and clients with a unified voice. The Board believes
MORGAN STANLEY 2023 PROXY STATEMENT 39

Corporate Governance Matters

that it is in the best interest of the Company and its shareholders for Mr. Gorman to serve as Chairman and CEO at this time, considering the strong role of our Independent Lead Director and other corporate governance practices providing independent oversight of management as set forth below.
INDEPENDENT LEAD DIRECTOR
The Corporate Governance Policies provide for an independent and active Independent Lead Director who is appointed and reviewed annually by the independent directors with clearly defined leadership authority and responsibilities.
Our Independent Lead Director, Thomas H. Glocer, was appointed by our other independent directors and as part of his formal duties and responsibilities shall:

Board Governance and Leadership

- Preside at all meetings of the Board at which the Chairman is not present
- Have the authority to call, and lead, non-management director sessions and independent director sessions
- Help facilitate communication among the Chairman and CEO and the non-management and independent directors, including serving as liaison between the Chairman and the independent directors
- Approve the types and forms of information sent to the Board
- Solicit the non-management directors for advice on agenda items for meetings of the Board and executive sessions to help facilitate Board focus on key issues and topics of interest to the Board
- Be available, if requested, to meet with the Company's primary regulators
- Be available, if requested by major shareholders, for consultation and direct communication in accordance with the Corporate Governance Policies

Advising the Chairman and CEO

- Communicate with the Chairman and CEO between meetings and act as a "sounding board" and advisor
- Consult with the non-management and independent directors and advise the Chairman and CEO of the the Board's informational needs
- Collaborate with the Chairman and CEO in developing the agenda for meetings of the Board
- Approve Board meeting agendas and the schedule of Board meetings to assure that there is sufficient time for discussion of all agenda items
- Have authority to request inclusion of additional agenda items
- Communicate with the Chairman and CEO and other members of management, as appropriate, about decisions reached, suggestions and views expressed by non-management directors in executive sessions or outside of Board meetings

Board Effectiveness and Succession Planning

- Lead the annual evaluation of the performance and effectiveness of the Board including consultation with each non-management director regarding Board performance and effectiveness and, as necessary, individual director performance
- Help facilitate the efficient and effective functioning and performance of the Board
- Help facilitate discussion and open dialogue among non-management directors during Board meetings, executive sessions and outside of Board meetings
- Consult with the Chair of the Governance and Sustainability Committee on Board succession planning and Board Committee appointments
- Coordinate with the Chair of the Governance and Sustainability Committee on recruiting and interviewing candidates for the Board
- Consult with the Chair of the CMDS Committee on the annual evaluation of the performance of the CEO

INDEPENDENT OVERSIGHT OF MANAGEMENT
The Company’s corporate governance practices and policies ensure substantial independent oversight of management. For instance:
•
The Board has a majority of independent and non-management directors. Eleven of the 14 director nominees are independent as defined by the NYSE listing standards and the Company’s more stringent Director Independence Standards. Thirteen of the 14 director nominees are non-management directors. All of the Company’s directors are elected annually.

•
The Board’s key standing committees are composed solely of non-management directors. The Audit Committee, the CMDS Committee and the Governance and Sustainability Committee are each composed solely of independent directors. The Operations and Technology Committee and the Risk Committee are chaired by independent directors, consist of a majority of independent directors and are comprised of only non-management directors. The committees meet regularly in executive session without management present and provide independent oversight of management.

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Corporate Governance Matters

•
The Board’s non-management directors meet regularly in executive session. The non-management directors meet regularly in executive session without management present and, consistent with the NYSE listing standards, the independent directors also meet in executive session. These sessions are chaired by the Independent Lead Director.

BOARD ROLE IN RISK OVERSIGHT
Effective risk management is vital to the success of Morgan Stanley. The Board has oversight for the Company’s global ERM framework, which integrates the roles of the Company’s risk management functions into a holistic enterprise to facilitate the incorporation of risk assessment into decision-making processes across the Company, and is responsible for helping to ensure that the Company’s risks are managed in a sound manner. The Board regularly reviews the Company’s risks and the responsibilities of management and the Board committees to assist the Board in its risk oversight. The Board committees assist the Board in oversight of the risks set forth below, coordinating as appropriate. In addition, the entire Board receives reporting on a quarterly basis regarding cross-enterprise risks, including strategic, reputational, and culture, values and conduct risk. The committees report to the entire Board on a regular basis and have overlapping directors, invite Chairs of other committees and other directors to attend meetings, as appropriate given topics of discussion, and hold joint meetings as necessary to discharge their duties.
COORDINATION AMONG BOARD COMMITTEES REGARDING RISK OVERSIGHT

The Board has also authorized the Firm Risk Committee, a management committee appointed and co-chaired by the CEO and CRO that includes the most senior officers of the Company, including the CLO and CAO, Head of Non-Financial Risk, CFO and business heads, to oversee the Company’s global ERM framework. The Firm Risk Committee’s responsibilities include oversight of the Company’s risk management principles, procedures and limits and the monitoring of capital levels and material market, credit, operational, model, liquidity, legal, compliance and reputational risk matters, and other risks, as appropriate, and the steps management has taken to monitor and manage such risks. The Company’s risk management is further discussed in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (2022 Form 10-K).
MORGAN STANLEY 2023 PROXY STATEMENT 41

Corporate Governance Matters

BOARD OVERSIGHT OF CYBERSECURITY RISK
Cybersecurity risk is overseen by management-level committees, which report to the Firm Risk Committee and subsequently to the Operations and Technology Committee as well as the Board. The Operations and Technology Committee has primary responsibility for oversight of operations, technology and operational risk, including information security, fraud, vendor, data protection and privacy, business continuity and resilience, and cybersecurity risks (including review of cybersecurity risks against established risk management methodologies). In accordance with its charter, the Operations and Technology Committee receives regular reporting at each quarterly meeting from senior officers in the Technology Department (Technology), Operations Department (Operations) and Non-Financial Risk on operational risk and the steps management has taken to monitor and control such exposures. Such reporting includes updates on the Company’s cybersecurity program, the external threat environment, and the Company’s programs to address and mitigate the risks associated with the evolving cybersecurity threat environment.
The Operations and Technology Committee also receives an annual independent assessment of key aspects of the Company’s cybersecurity program from an external party and holds joint meetings with the Audit Committee and Risk Committee, as necessary and appropriate. The Board or the Operations and Technology Committee reviews and approves the Global Cybersecurity Program Policy, the Global Information Security Program Policy and the Global Technology Policy at least annually. The Chair of the Operations and Technology Committee regularly reports to the Board on cybersecurity risks and other matters reviewed by the Operations and Technology Committee. In addition, the Board receives separate presentations on cybersecurity risk and in accordance with the Corporate Governance Policies all Board members are invited to attend Operations and Technology Committee meetings and have access to meeting materials.
Senior management, including the senior officers mentioned above, discuss cybersecurity developments with the Chair of the Operations and Technology Committee between Board and committee meetings, as necessary. The Operations and Technology Committee meets regularly in executive session with management, including the Head of Non-Financial Risk, and senior officers from Technology and Operations.
ASSESSMENT OF LEADERSHIP STRUCTURE AND RISK OVERSIGHT
The Board has determined that its leadership structure is appropriate for the Company. Mr. Gorman’s role as CEO, his existing relationship with the Board, his understanding of Morgan Stanley’s businesses and strategy, and his professional experience and leadership skills uniquely position him to serve as Chairman, while the Company’s Independent Lead Director position enhances the overall independent function of the Board. The Board believes that the combination of the Chairman and CEO, the Independent Lead Director and the Chairs of the Audit, CMDS, Governance and Sustainability, Operations and Technology, and Risk Committees provides the appropriate leadership to help ensure effective risk oversight by the Board.
Compensation Governance and Risk Management
The CMDS Committee actively engages in its duties and follows procedures intended to ensure excellence in compensation governance.
•
The CMDS Committee has the power to retain and terminate independent compensation consultants, legal counsel, or financial or other advisors as it may deem necessary to assist it in the performance of its duties and responsibilities. For 2022, the CMDS Committee retained an independent compensation consultant, Pay Governance, to assist the CMDS Committee in collecting and evaluating external market data regarding executive compensation and performance and to advise the CMDS Committee on developing trends and best practices in executive compensation and equity and incentive plan design. In performing these services, Pay Governance attended meetings of the CMDS Committee regularly, including portions of the meetings without management present, and separately with the CMDS Committee Chair. For 2022, the CMDS Committee also retained an independent compensation consultant, Semler Brossy, to assist the CMDS Committee in the review and development of alternatives for a potential redesign of the Company’s long-term incentive program (LTIP). In the performance of these duties, Semler Brossy collected and evaluated market data, attended CMDS

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Corporate Governance Matters

Committee meetings and presented LTIP alternatives to the CMDS Committee. Pay Governance and Semler Brossy were independent advisors to the CMDS Committee in 2022 and did not and do not provide any other services to the Company or its executive officers that could jeopardize their independent status. The Company has affirmatively determined that no conflict of interest has arisen in connection with the work of Pay Governance or Semler Brossy as compensation consultant for the CMDS Committee.
•
The CMDS Committee regularly reviews (i) Company performance with respect to execution of strategic objectives and evaluates executive performance in light of such performance; (ii) executive compensation strategy, including the competitive environment and the design and structure of the Company’s compensation programs to ensure that they are consistent with and support our compensation objectives; and (iii) market trends and legislative and regulatory developments affecting compensation in the U.S. and globally.

•
Together with the CRO, the CMDS Committee oversees the Company’s incentive compensation arrangements to help ensure that such arrangements do not encourage excessive risk-taking, and are consistent with applicable related regulatory rules and guidance. The CRO attends CMDS Committee meetings at least annually, and on an as needed basis, to discuss the risk attributes of the Company’s incentive compensation arrangements. The CRO reported to the CMDS Committee his conclusion that the Company’s current compensation programs for 2022 do not incentivize employees to take unnecessary or excessive risk and that such programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

•
The CMDS Committee approves senior executive annual incentive compensation after a comprehensive review and evaluation of Company, business unit and individual performance for the year, and reviews these compensation decisions with our Board.

•
Together with senior management, the CMDS Committee oversees the Company’s controls regarding the year-end compensation process, including policies and procedures for compensation plan governance, funding and allocating the incentive compensation pool and the use of discretion in determining individual incentive compensation awards; processes for identifying “risk-taking” employees; and processes to administer incentive compensation clawback and cancellation features.

Director Compensation
Our director compensation program is guided by three goals: compensation should fairly pay directors for work required in a company of our size and scope; compensation should align directors’ interests with the long-term interests of shareholders; and the structure of compensation should be easy for shareholders to understand. The Board believes that a director’s total compensation should include a significant equity component because it believes that this more closely aligns the long-term interests of directors with those of shareholders and provides a continuing incentive for directors to foster the Company’s success. In furtherance of these goals, our directors are bound by a shareholder-approved annual compensation (cash and equity) limit of $750,000 and an equity ownership requirement of five times the annual cash Board retainer (as described in more detail below under “Director Equity Ownership Requirement”).
Directors’ compensation is determined by the Board, and the Governance and Sustainability Committee makes recommendations to the Board based on periodic benchmarking assessments and advice received from FW Cook, its independent advisor. In 2022, the Governance and Sustainability Committee evaluated the independence of FW Cook and affirmatively determined that FW Cook is independent and that FW Cook’s engagement by the Governance and Sustainability Committee does not raise any conflict of interest.
In 2022, FW Cook conducted a customized review of the design and pay levels of our director compensation program compared to competitive market practices. Effective November 1, 2022, based on the recommendation of the Governance and Sustainability Committee following its review with FW Cook, the Board increased the value of the annual equity award by $10,000, the annual Board retainer by $20,000, the annual Independent Lead Director retainer by $50,000, and the annual chair retainers for all committees except the Audit and Risk Committees by $5,000. The Board also eliminated all committee member fees.
MORGAN STANLEY 2023 PROXY STATEMENT 43

Corporate Governance Matters

The following table contains information with respect to the annual compensation (including deferred compensation) of our non-employee directors earned during 2022 with respect to their Board service.
Director(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Elizabeth Corley	23,750	—	—	19,925(5)	43,675
Alistair M. Darling	108,333	250,000	—	—	358,333
Thomas H. Glocer	166,667	250,000	—	—	416,667
Robert H. Herz	135,833	250,000	—	—	385,833
Nobuyuki Hirano	—	—	—	21,983(5)	21,983
Erika H. James	94,583	333,333	—	—	427,916
Shelley B. Leibowitz	108,333	250,000	—	—	358,333
Stephen J. Luczo	108,333	250,000	—	—	358,333
Jami Miscik	121,667	250,000	—	—	371,667
Dennis M. Nally	121,667	250,000	—	—	371,667
Mary L. Schapiro	95,833	250,000	—	—	345,833
Perry M. Traquina	135,833	250,000	—	—	385,833
Rayford Wilkins, Jr.	121,667	250,000	—	—	371,667
*
Ms. Corley concluded service on the Board effective April 21, 2022, and Mr. Hirano concluded service on the Board effective May 26, 2022, the date of the 2022 annual meeting of shareholders. Ms. James and Mr. Miyachi were elected to the Board effective January 1, 2022 and May 26, 2022, respectively.

(1)
Messrs. Gorman, Hirano, Kamezawa, and Miyachi received no compensation during 2022 for Board service, other than the departure-related charitable contribution and nominal gift provided to Mr. Hirano as described in footnote 5 below.

(2)
Represents the portion of the annual Board and Board committee retainers earned, whether paid in cash or deferred at the director’s election, during 2022. Cash retainers for service on the Board and Board committees during the 2022 service period are paid semi-annually in arrears for the period beginning at the 2022 annual meeting of shareholders (May 26, 2022) and concluding at the 2023 annual meeting of shareholders (May 19, 2023). Amounts in the table represent cash retainers earned for a portion of the 2021 service period (January 1, 2022 to May 25, 2022) and cash retainers earned for a portion of the 2022 service period (May 26, 2022 to December 31, 2022).

The following table sets forth the annual retainers payable with respect to service on the Board in 2022, including the revised annual retainer which became effective as of November 1, 2022. Retainers are prorated when a director joins or leaves the Board or a committee at any time other than at the annual meeting of shareholders, and no retainers are paid for the year of election if the director is elected to the Board less than 60 days prior to the annual meeting of shareholders. Directors do not receive meeting fees.
Position	Annual Retainer (Effective through Oct 2022) ($)	Annual Retainer (Effective Nov 2022) ($)
Board Member	80,000	100,000
Independent Lead Director	50,000	100,000
Committee Chairs
Audit and Risk Committees	40,000	40,000
All Other Committees	25,000	30,000
Committee Members	15,000	--
Directors can elect to receive their retainers on a current basis in cash or on a deferred basis under the shareholder-approved Directors’ Equity Capital Accumulation Plan (DECAP) in the form of deferred stock units (Elective Units). Elective Units are not subject to vesting or cancellation.
Ms. Corley, Messrs. Glocer and Luczo, Ms. Schapiro, and Mr. Traquina deferred their cash retainers earned in 2022 into Elective Units under DECAP. Elective Units in lieu of cash retainers earned for the second half of the 2021 service period were granted in arrears on June 1, 2022, except that Ms. Corley’s Elective Units were granted and converted to shares of the Company’s common stock on April 21, 2022, the
44 MORGAN STANLEY 2023 PROXY STATEMENT

Corporate Governance Matters

effective date of her conclusion of service on the Board. Elective Units in lieu of cash retainers earned for the first half of the 2022 service period were granted in arrears on December 1, 2022. The number of Elective Units granted on each applicable grant date is based on the volume-weighted average price (VWAP) of the Company’s common stock on the grant date as follows: $90.3906 on April 21, 2022; $84.9010 on June 1, 2022; and $92.8130 on December 1, 2022.
(3)
Represents the aggregate grant date fair value of the annual stock unit award granted on June 1, 2022 for the 2022 service period. With respect to Ms. James, the amount also includes the prorated initial stock unit award granted on February 1, 2022, in connection with her election to the Board. The aggregate grant date fair value of the stock unit awards is based on the VWAP of the Company’s common stock on the applicable grant dates as follows: $84.9010 for the annual stock awards and $103.3912 for Ms. James’ initial stock unit award. For further information on the valuation of these stock units, see notes 2 and 20 to the consolidated financial statements included in the 2022 Form 10-K.

Under DECAP, directors receive an equity award upon initial election to the Board (provided that they are elected to the Board no less than 60 days prior to the annual meeting) and an equity award annually thereafter on the first day of the month following the annual meeting of shareholders. Initial and annual equity awards are granted 50% in the form of stock units that do not become payable until the director concludes service on the Board (Career Units) and 50% in the form of stock units payable on the first anniversary of grant (Current Units). Effective as of November 1, 2022, the grant date fair value of the annual equity award and initial equity award is $260,000 (increased from $250,000), with the initial equity award prorated for service until the next annual meeting. The initial equity award is fully vested upon grant and the annual equity award is subject to monthly vesting until the one-year anniversary of the grant date. Directors may elect to extend deferral of their Career Units and Current Units beyond the scheduled payment date, subject to specified limitations.
(4)	The following table sets forth the aggregate number of shares underlying DECAP stock units held by each director at December 31, 2022.
Name	Stock Units (#)
Elizabeth Corley	2,988
Alistair M. Darling	24,428
Thomas H. Glocer	93,145
Robert H. Herz	63,995
Erika H. James	3,821
Shelley B. Leibowitz	6,024
Stephen J. Luczo	10,921
Jami Miscik	30,593
Dennis M. Nally	19,445
Mary L. Schapiro	24,516
Perry M. Traquina	68,905
Rayford Wilkins, Jr.	35,812
(5)
At the conclusion of Ms. Corley’s service on the Board, the Company made a charitable contribution of £15,000 in Ms. Corley’s honor and also presented Ms. Corley with a gift of nominal value. At the conclusion of Mr. Hirano’s service on the Board, the Company made a charitable contribution of ¥2.5 million in Mr. Hirano’s honor and also presented Mr. Hirano with a gift of nominal value. The amount of British pounds was converted to U.S. dollars using the 2022 average of daily spot rates of £1 to $1.2363 and the amount of Japanese yen was converted to U.S. dollars using the 2022 average of daily spot rates of ¥1 to $0.0076.

Related Person Transactions Policy
Our Board has adopted a written Related Person Transactions Policy requiring the approval or ratification by the Governance and Sustainability Committee of transactions (including material amendments or modifications to existing transactions) where the Company is a participant, the transaction exceeds $120,000 and a related person (directors or director nominees, executive officers, 5% shareholders, and immediate family members of the foregoing) has a direct or indirect material interest. Under the policy, in determining whether to approve or ratify such related person transactions, the Governance and Sustainability Committee considers all relevant facts and circumstances, including, but not limited to: the terms and commercial reasonableness of the transaction; the size of the transaction; the materiality to, and interest of, the related person and the Company in the transaction; whether the transaction would, or would be perceived to, present an improper conflict of interest for the related person; and, if the related person is an independent director, the impact on the director’s independence. Certain transactions are not subject to the policy, including (i) compensation of executive officers approved by the CMDS Committee and (ii) ordinary course commercial or financial services transactions between the Company and a related person (or an entity in which a related person
MORGAN STANLEY 2023 PROXY STATEMENT 45

Corporate Governance Matters

has an interest) if (x) the transaction is made under terms and conditions and under circumstances substantially similar to those prevailing at the time for comparable transactions with unaffiliated third parties and (y) the related person does not otherwise have a direct or indirect material interest in the transaction.
Certain Transactions
Our subsidiaries may extend credit in the ordinary course of business to certain of our directors, officers and members of their immediate families. These extensions of credit may be in connection with margin loans, mortgage loans, or other extensions of credit by our subsidiaries. These extensions of credit are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.
Each of MUFG, State Street Corporation (State Street), BlackRock, Inc. (BlackRock) and The Vanguard Group (Vanguard) beneficially owns more than 5% of the outstanding shares of Morgan Stanley common stock as reported under “Principal Shareholders.” During 2022, we engaged in transactions in the ordinary course of business with each of MUFG, State Street, BlackRock and Vanguard, and certain of their respective affiliates, including investment banking, financial advisory, sales and trading, derivatives, investment management, lending, securitization and other financial services transactions. Such transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated third parties.
A sister-in-law of Andrew Saperstein, an executive officer, is a non-executive employee of the Company and received compensation in 2022 of approximately $203,000. The compensation and benefits for this employee were determined in accordance with the Company’s standard compensation practices applicable to similarly situated employees.
In addition to the transactions described above, as part of the global strategic alliance between MUFG and the Company, the Company and MUFG have a joint venture in Japan comprised of their respective investment banking and securities businesses, which is conducted through Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (MUMSS) and Morgan Stanley MUFG Securities Co., Ltd. (MSMS) (MSMS, together with MUMSS, the Joint Venture). The Company owns a 40% economic interest in the Joint Venture and MUFG owns a 60% economic interest in the Joint Venture. The Company holds a 40% voting interest and MUFG holds a 60% voting interest in MUMSS, while the Company holds a 51% voting interest and MUFG holds a 49% voting interest in MSMS. Other initiatives that are part of the Company’s global strategic alliance with MUFG include a loan marketing joint venture in the Americas, business referral arrangements in Asia, Europe, the Middle East and Africa, referral agreements for commodities transactions and for Shareworks products in Japan and a secondment arrangement of personnel between MUFG and the Company for the purpose of sharing best practices and expertise. On April 18, 2018, the Company entered into a sales plan (the Plan) with MUFG and Morgan Stanley & Co. LLC (MS&Co.) whereby MUFG agreed to sell shares of the Company’s common stock to the Company, through its agent, MS&Co., as part of the Company’s share repurchase program. The Plan, which has been suspended as of December 10, 2020, has no impact on the strategic alliance between MUFG and the Company and is intended only to maintain MUFG’s ownership percentage of the common stock below 24.9% in order to comply with MUFG’s passivity commitments to the Federal Reserve.
46 MORGAN STANLEY 2023 PROXY STATEMENT

Audit Matters
Item 2
Ratification of Appointment of Morgan Stanley’s Independent Auditor
Our Board unanimously recommends that you vote “FOR” the ratification of Deloitte & Touche’s appointment as our independent auditor.
The Audit Committee has the sole authority and responsibility to appoint, compensate, retain, oversee, evaluate and, when appropriate, replace the independent registered public accounting firm (independent auditor) engaged to audit the Company’s consolidated financial statements. The Audit Committee reviews and assesses annually the qualifications and performance of the independent auditor. The Audit Committee also evaluates whether it is appropriate to rotate the independent auditor and assures the mandatory, regular rotation of the lead audit partner and other senior engagement partners of the independent auditor. In connection with such rotations, the Audit Committee is actively involved in the selection of key engagement partners of the independent auditor, including the lead audit partner, who may provide services to the Company for a maximum of five consecutive years. In approving the selection of the current lead audit partner from Deloitte & Touche LLP (Deloitte), who is expected to serve in this capacity through the end of the 2025 audit, Deloitte selected candidates to be considered for the lead audit partner role, who were then interviewed by Company management. After considering the candidates recommended by Deloitte, Company management recommended proposed candidates to be interviewed by the Audit Committee. The Audit Committee then discussed the desired qualifications of the lead audit partner and approved the selection of the current lead audit partner of the Company.
As part of the Audit Committee’s annual review of Deloitte and consideration to re-appoint Deloitte as the Company’s independent auditor, the Audit Committee reviewed and considered, among other factors:

In particular, the Audit Committee reviewed and considered:
•	Whether retaining Deloitte is in the best interest of the Company and its shareholders.
•	The results of management’s assessment that includes the results of a global management survey and interviews regarding overall historic and recent performance of Deloitte.
•	The professional qualifications of Deloitte and the lead audit and other senior engagement partners.
•
The historic and current audit quality of service of Deloitte and the lead audit and other senior engagement partners, including the candidness of the communications and interactions with the Audit Committee, as well as their independent judgment and professional integrity and objectivity.

•
Deloitte’s global capabilities and expertise in handling the breadth and complexity of the Company’s global operations and businesses, accounting policies and internal control over financial reporting, including Deloitte’s use of technology, specialists and subject matter experts and the sharing of industry insights, trends and emerging practices.

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Audit Matters

•
Deloitte’s tenure as independent auditor, including the benefits of its institutional knowledge of the Company and its history and familiarity with the Company’s businesses, which enhances Deloitte’s audit efficiency and effectiveness and provides cost efficiencies.

•	The potential challenges, impact and advisability of selecting a different independent auditor, including the time and expense of transitioning to a new independent auditor.
•
Deloitte’s independence from the Company, noting that (i) Deloitte does not provide any non-audit services to the Company other than those deemed permissible, as described under “Independent Auditor Fees”, and (ii) both the Company and Deloitte have controls and policies in place, including related to the applicable auditor independence rules and the mandatory rotation of the lead audit and other senior engagement partners, which helps ensure the continued independence and fresh perspectives of Deloitte.

•	Deloitte’s succession planning for rotation of key engagement partners.
•	The appropriateness of Deloitte’s fees relative to both audit quality and efficiency.
•	External data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on Deloitte and peer firms.
Based on this review, the Audit Committee has appointed Deloitte as independent auditor for the year ending December 31, 2023 and, although not legally required to do so, presents this selection to the shareholders for ratification as a matter of governance best practices. The Audit Committee believes that the continued retention of Deloitte is in the best interest of the Company and its shareholders. Deloitte was selected as independent auditor upon the merger creating the current Company in 1997 and has served continuously as independent auditor since that time. Deloitte will audit the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ending December 31, 2023, and will perform other permissible, pre-approved services. If shareholders do not ratify the appointment of Deloitte, the Audit Committee will consider this in determining whether to appoint Deloitte as independent auditor for the year ending December 31, 2024. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.
Deloitte representatives will attend the annual meeting. They will be present to respond to appropriate shareholder questions and will have the opportunity to make a statement if they desire to do so.
Our Board unanimously recommends that you vote “FOR” the ratification of Deloitte’s appointment as our independent auditor. Proxies solicited by the Board will be voted “FOR” this ratification unless otherwise instructed.
48 MORGAN STANLEY 2023 PROXY STATEMENT

Audit Matters

Audit Committee Report
The Audit Committee’s charter, available at www.morganstanley.com/about-us-governance (which webpage and charter are not incorporated by reference in this proxy statement), provides that the Audit Committee is responsible for the oversight of the integrity of the Company’s consolidated financial statements, the Company’s system of internal control over financial reporting, certain aspects of the Company’s risk management as described in the charter, the qualifications and independence of the independent registered accounting firm engaged as the “independent auditor,” the performance of the Company’s internal auditor and independent auditor, and the Company’s compliance with legal and regulatory requirements. We have the sole authority and responsibility to appoint, compensate, retain, oversee, evaluate and, when appropriate, replace the Company’s independent auditor. As described under “Corporate Governance Matters — Corporate Governance Practices — Board Meetings and Committees,” the Board has determined that all four members of the Audit Committee are independent and “financially literate” within the meaning of the NYSE listing standards and that each of Robert H. Herz, the Audit Committee Chair, and Dennis M. Nally is an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. (GAAP) and for the report on the Company’s internal control over financial reporting. The Company’s independent auditor, Deloitte, is responsible for planning and conducting an independent audit of those financial statements and expressing an opinion as to their conformity with GAAP and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Our responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal control over financial reporting. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor, who generally attends each Audit Committee meeting.
During 2022, the Audit Committee, among other things:
•
Reviewed and discussed the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the consolidated financial statements, significant accounting policies (and updates thereto), and other developments.

•
Reviewed the Company’s major legal and compliance risk exposures, including the steps management is taking to mitigate and address such risks, and the guidelines and policies that govern the process for risk assessment and risk management, coordinating with the Chief Audit Officer and Company management, including the CRO, and with the Risk Committee and the Operations and Technology Committee, as appropriate.

•
Reviewed, discussed and approved the plan and scope of the work and coverage of the internal auditor for 2022 and reviewed and discussed the significant reports, or summaries thereof, prepared by the internal auditor to management.

•	Reviewed the qualifications, performance and compensation of the Chief Audit Officer.
•	Reviewed and discussed the plan and scope of the work of the independent auditor for 2022.
•
Reviewed and discussed reports from management on the Company’s policies regarding applicable legal and regulatory requirements, and reviewed, discussed and approved the Company’s annual compliance plan.

•	Met with and received reports from senior representatives of the Finance Department, the Legal and Compliance Division and the Internal Audit Department.
•
Oversaw the rotation of key engagement partners of the independent auditor by actively participating in discussions about prospective candidates, considering input from Deloitte, and engaging with the Company’s management regarding the evaluation and selection process.

MORGAN STANLEY 2023 PROXY STATEMENT 49

Audit Matters

•
Met regularly in private executive sessions with each of Deloitte, the Chief Audit Officer and other members of Company management, including the CFO, Deputy Chief Financial Officer, CLO, and Chief Compliance Officer and Head of Non-Financial Risk, which provided an additional opportunity for Deloitte, the Chief Audit Officer and other members of Company management to provide candid feedback to the Audit Committee.

We reviewed and discussed with management, the Chief Audit Officer and Deloitte:
•	The audited consolidated financial statements for 2022.
•	The critical accounting policies that are set forth in the Company’s Annual Report on Form 10-K.
•	Management’s annual report on the Company’s internal control over financial reporting.
•
Deloitte’s opinion on the consolidated financial statements, including (i) the critical audit matter addressed during the audit and (ii) the effectiveness of the Company’s internal control over financial reporting.

We also discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Deloitte also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and represented that it is independent from the Company.
We also discussed with Deloitte its independence from the Company, and considered if services it provided to the Company beyond those rendered in connection with its audit of the Company’s consolidated financial statements, reviews of the Company’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q and its opinion on the effectiveness of the Company’s internal control over financial reporting were compatible with maintaining its independence. We also reviewed and pre-approved, among other things, the audit, audit-related, tax and all other services performed by Deloitte and received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.
Based on our review and the meetings, discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for 2022 be included in the Company’s Annual Report on Form 10-K. We also selected Deloitte as the Company’s independent auditor for the year ending December 31, 2023, and are presenting the selection to the shareholders for ratification.
Respectfully submitted,
Robert H. Herz, Chair
Alistair Darling
Shelley B. Leibowitz
Dennis M. Nally
50 MORGAN STANLEY 2023 PROXY STATEMENT

Audit Matters

Independent Auditor’s Fees
The Audit Committee is responsible for overseeing the audit fee negotiations associated with the engagement of Deloitte, including considering the appropriateness of fees relative to both audit quality and efficiency. The Audit Committee pre-approves categories of audit and permitted non-audit services that Deloitte may perform for the Company and sets budgeted fee levels for such services. The Company reviews proposed engagements, in conjunction with Deloitte, to confirm the proposed engagements fit within a category of pre-approved services and such engagements are documented and reported to the Audit Committee on a quarterly basis. Any proposed service category, engagement or budgeted fee adjustment that has not been pre-approved by the Audit Committee may be approved by the Audit Committee Chair between regularly scheduled quarterly meetings and reported to the Audit Committee at its next quarterly meeting. Any fees for services in excess of the pre-approved budgeted fees must be specifically approved. In 2022 and 2021, all of Deloitte’s fees were approved by the Audit Committee.
The following table summarizes the aggregate fees (including related expenses; $ in millions) for professional services provided by Deloitte related to 2022 and 2021.
	2022 ($)	2021 ($)
Audit Fees(1)	62.8	60.6
Audit-Related Fees(2)	7.1	7.3
Tax Fees(3)	1.1	3.0
All Other Fees(4)	0.4	—
Total	71.4	70.9
(1)
Audit Fees services include: the audit of our consolidated financial statements and internal control over financial reporting included in the Company’s Annual Report on Form 10-K and reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; services attendant to, or required by, statute or regulation; comfort letters, consents and other services related to SEC and other regulatory filings; and audits of subsidiary financial statements.

(2)
Audit-Related Fees services include: agreed-upon procedures related to asset securitizations; assessment and testing of internal controls and risk management processes beyond the level required as part of the consolidated audit; statutory audits and financial audit services provided relating to investment products offered by Morgan Stanley, where Morgan Stanley incurs the audit fee in conjunction with the investment management services it provides; other agreed upon procedures engagements; regulatory matters; and attest services in connection with debt covenants.

(3)	Tax Fees services include U.S. and non-U.S. income and non-income tax compliance and preparation, tax planning and advice.
(4)	All Other Fees consists of permitted services other than those that meet the criteria above and include training activities.
Morgan Stanley offers various registered money market, equity, fixed income and alternative funds, and other funds (collectively, Funds). Deloitte also provides audit, audit-related and tax services to certain of these Funds. Additional fees paid to Deloitte by these Funds for these services were $29.3 million in 2022 and $19.4 million in 2021. The year-over-year increase is predominantly attributed to the Eaton Vance acquisition.
MORGAN STANLEY 2023 PROXY STATEMENT 51

Compensation Matters
Item 3
Company Proposal to Approve the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)
Our Board unanimously recommends that you vote “FOR” this proposal.
As required by Section 14A of the Securities Exchange Act of 1934, the below resolution gives shareholders the opportunity to cast an advisory vote to approve the compensation of our NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative).”
As this “Say on Pay” vote is advisory, the result will not be binding on our Board, although the CMDS Committee will consider the outcome of the vote when evaluating the effectiveness of our executive compensation program and making future executive compensation decisions. At the 2022 annual meeting of shareholders, approximately 95% of the votes cast were in favor of our “Say on Pay” proposal. In light of the significant majority of votes cast in favor of the 2021 compensation of our NEOs, the CMDS Committee maintained its performance-based approach to executive compensation for 2022 and believes that our current program appropriately links the compensation of our NEOs to performance and properly aligns the interests of our NEOs with those of our shareholders.
As discussed in the CD&A, the 2022 pay decision for the CEO was made by the CMDS Committee, in consultation with the Board. Based on an evaluation of 2022 Company and CEO performance, including solid financial performance and outstanding individual performance, the CMDS Committee set CEO total compensation for 2022 at $31.5 million, down 10% from $35 million for 2021, with shareholder-aligned features.
Under Mr. Gorman’s leadership, for 2022, the Company’s balanced business model demonstrated resilience to adverse markets and performed as intended, allowing for growth and sustainable capital return:
•	Net revenues were $53.7 billion and Net Income was $11 billion, or $6.15 per diluted share.
•	Reported full-year ROTCE of 15.3% and an Expense Efficiency Ratio of 73%, and the standardized CET1 Ratio at December 31, 2022 was 15.3%.
•	Continued to increase returns to shareholders. The quarterly dividend was increased by 11% to $0.775, with total dividends paid of $5.1 billion, and the Company repurchased $9.9 billion in shares.
•	Continued to deliver leading long-term shareholder return and premium valuation relative to peers and improvement in rating agency profile.
In addition, Mr. Gorman maintained focus on the Company’s risk and control framework, made thoughtful changes to further the development of members of senior leadership, and continued the Company’s commitment to diversity and inclusion.
In determining Mr. Gorman’s total compensation for 2022, the CMDS Committee also took into consideration that, notwithstanding the above, in a challenging economic and market environment, Company performance for 2022 was not as strong as the prior year in which the Company achieved record financial performance and the Company’s shareholder return for 2022 was down.
Consistent with previous years’ compensation and shareholder feedback over the years, 75% of Mr. Gorman’s incentive compensation is deferred over three years and is subject to cancellation, 60% of Mr. Gorman’s incentive
52 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

compensation is delivered in performance-vested equity, and 100% of Mr. Gorman’s deferred incentive compensation is delivered in the form of equity awards, aligning his compensation with shareholders’ interests. As discussed in Section 4.3 of the CD&A, for grants beginning in 2023, the CMDS Committee amended performance-vested equity awards to ensure that the awards continue to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests.
Our shareholders are being asked to approve, on an advisory basis, the frequency with which we hold advisory votes to approve the compensation of our NEOs (see Item 4). As described in more detail in Item 4, the Board is recommending a vote for holding advisory votes to approve the compensation of our NEOs every year. Accordingly, the Board intends to hold the next advisory vote to approve our executive compensation program at the 2024 annual meeting of shareholders, unless the Board modifies its policy on the frequency of holding such advisory votes including in response to shareholders’ votes on Item 4.
For a detailed description of our executive compensation program, see “Overview of Voting Items,” CD&A and “Executive Compensation.” For additional information relating to the metrics and certain non-GAAP measures referenced above, see Section 5 “Explanatory Notes” of the CD&A.
Our Board unanimously recommends that you vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed.
Compensation Discussion and Analysis (CD&A)
In this CD&A, we review the objectives and elements of Morgan Stanley’s executive compensation program, its alignment with Morgan Stanley’s performance, and the 2022 compensation decisions for our named executive officers (NEOs):
James P. Gorman	Chief Executive Officer
Sharon Yeshaya	Chief Financial Officer
Edward N. Pick	Co-President, Head of Institutional Securities and Co-Head of Corporate Strategy
Andrew M. Saperstein	Co-President and Head of Wealth Management
Daniel A. Simkowitz	Head of Investment Management and Co-Head of Corporate Strategy
The “2022 Summary Compensation Table” and other compensation and benefits disclosures follow this CD&A.
The CD&A is organized into the following five sections:
Page:
1. Overview of Compensation Approach and Performance Highlights	54
2. Compensation Objectives	62
3. Framework for Making Compensation Decisions	62
4. Compensation Decisions and Program Elements	68
5. Explanatory Notes	74
The “Explanatory Notes” to this CD&A are an integral part of the Company’s financial and operating performance described herein. A detailed analysis of the Company’s financial and operational performance for 2022 is contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of the Company’s 2022 Form 10-K. Information provided in this CD&A may include certain non-GAAP financial measures. The definition of such financial measures and/or the reconciliation of such measures to the comparable GAAP figures are included in either the 2022 Form 10-K or in the “Explanatory Notes.”
MORGAN STANLEY 2023 PROXY STATEMENT 53

Compensation Matters

1. Overview of Compensation Approach and Performance Highlights
1.1 Executive Summary
The CMDS Committee follows a prescribed framework for determining executive compensation to ensure that Morgan Stanley’s compensation program delivers pay for sustainable performance, aligns compensation with shareholders’ interests, is motivating and competitive, and reflects shareholder input and best practices. The CMDS Committee’s commitment to these compensation objectives is demonstrated in the structure of executive compensation and our CEO pay framework detailed in this CD&A.
Based on an evaluation of 2022 Company and CEO performance, including solid financial performance and outstanding individual performance, the CMDS Committee set CEO total compensation for 2022 at $31.5 million, down 10% from $35 million for 2021.
Under Mr. Gorman’s leadership, for 2022, the Company’s balanced business model demonstrated resilience to adverse markets and performed as intended, allowing for growth and sustainable capital return:
•	Net revenues were $53.7 billion and Net Income was $11 billion, or $6.15 per diluted share.
•	Reported full year ROTCE of 15.3% and an Expense Efficiency Ratio of 73%, and the standardized CET1 Ratio at December 31, 2022 was 15.3%.
•	Continued to increase returns to shareholders. The quarterly dividend was increased by 11% to $0.775, with total dividends paid of $5.1 billion, and the Company repurchased $9.9 billion in shares.
•	Continued to deliver leading long-term shareholder return and premium valuation relative to peers and improvement in rating agency profile.
In addition, Mr. Gorman maintained focus on the Company’s risk and control framework, made thoughtful changes to further the development of members of senior leadership, continued the Company’s commitment to diversity and inclusion and continued to lead the Company’s execution of the successful integrations of E*TRADE and EatonVance.
In determining Mr. Gorman’s total compensation for 2022, the CMDS Committee also took into consideration that, notwithstanding the above, in a challenging economic and market environment, Company performance for 2022 was not as strong as the prior year in which the Company achieved record financial performance and the Company’s shareholder return for 2022 was down.
Consistent with previous years’ compensation and shareholder feedback over the years, 75% of Mr. Gorman’s incentive compensation is deferred over three years and is subject to cancellation, 60% of Mr. Gorman’s incentive compensation is delivered in future performance-vested equity, and 100% of Mr. Gorman’s deferred incentive compensation is delivered in the form of equity awards, aligning his compensation with shareholders’ interests. In addition, as discussed in Section 4.2, for grants beginning in 2023, the CMDS Committee amended the performance-vested equity awards to ensure that the awards continue to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests.

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1.2 Framework for CEO Compensation Decision
The CMDS Committee’s framework for determining CEO compensation supports and reinforces the Company’s pay-for-performance philosophy and incorporates the following key steps:

Each year, the CMDS Committee establishes a target compensation range for the CEO and outlines guidelines for the CEO performance assessment at year end.

At the start of 2022, the CMDS Committee, in consultation with its independent compensation consultant, established a target range for CEO compensation as well as the factors to be considered in determining year-end compensation. The CMDS Committee established a range for 2022 CEO pay of $40 million or more for strong performance exceeding expectations to $20 million or less for performance below expectations.

MS CEO Target Compensation Range

$40 Million or More

- CEO performance exceeds expectations
- Strong Company performance and shareholder returns

- CEO performance meets expectations
- Company performance and shareholder returns generally in line with peers with room for continued progress

---

- CEO performance below expectations
- Company performance and shareholder returns are below expectations

$20 Million or Less

To inform its decision-making with respect to the appropriate target range, the CMDS Committee considers compensation information for selected financial companies in the S&P 100 Index, as described in Section 3.1 under “Benchmarking Target CEO Pay.”

1.3 Company Performance Highlights
In its assessment of 2022 performance, the CMDS Committee considered Morgan Stanley’s financial performance, progress in relation to its strategic objectives, shareholder returns, and other key accomplishments.
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Overall, the Company’s balanced business model demonstrated resilience and performed as intended despite a year that was characterized by substantial disruption and turmoil that affected clients and the Company.

2022 FINANCIAL PERFORMANCE
Under Mr. Gorman’s leadership, our business model performed well in a difficult economic and market environment. The Company achieved solid financial performance in terms of revenues, Net Income, ROTCE and earnings per share, although not as strong as the prior year in which the Company achieved record results.
OUR BUSINESS MODEL PERFORMED AS DESIGNED AND CONTINUED TO DELIVER SOLID RESULTS

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STRATEGIC OBJECTIVES
During 2022, the Company continued its clear and consistent strategy to transform the business to emphasize a more stable balance sheet and sources of revenue, which performed as designed during a challenging market environment, and should provide more durable results during various market conditions in the future. In making progress on these long-term strategic objectives, the Company also continued on the path to meeting the goals announced at the beginning of 2022, as described in more detail in the following table.

*
The attainment of these goals assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic, and market conditions, and future legislation and regulations, and any changes thereto.

During 2022, the Company also continued to execute on growth objectives in each of its businesses. The Company continued to successfully integrate its E*TRADE and Eaton Vance acquisitions, which have significantly increased the scale and breadth of its Wealth and Investment Management franchises and helped change the mix of its business, which on the whole is more balance sheet-light and benefits from more fee-based revenues.
In 2022, ISG continued to maintain strong market share in each of its major businesses. WM, which has industry-leading advisor-led, self-directed and workplace channels, continued to grow net new assets and client relationships. IM has grown its fee-based revenues and is positioned well for the future with a more diversified offering.
MAINTAINED STRENGTH IN ISG WITH CONTINUED TRANSFORMATIVE GROWTH IN WM AND IM

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The Company also continued to increase returns to shareholders. In 2022, the quarterly dividend was increased by 11% to $0.775, with total dividends paid of $5.1 billion, and the Company repurchased $9.9 billion in shares. The Company continues to maintain excess capital that positions it well for future growth.
ONGOING COMMITMENT TO DIVIDEND AND BUYBACK

~3% Dividend Yield and ~6% Buyback While Maintaining Excess Capital

Continued to Increase Dividend
4Q Dividend Per Share ($)
0.10
0.35
0.775
2014
2020
2022
Continued to Reduce Share Count
Shares Outstanding ($Bn)
2.0
1.8
1.7
+302MM
2014
2020
2022
Maintained Excess Capital
CET1 Ratio (%)
~200 bps
10.9%
15.3%
Regulatory
Requirement:
13.3%
2014
2022
Acquisition-Related Share Issuance
Excess Capital vs. Regulatory Requirement

SHAREHOLDER RETURNS
The market has recognized the Company’s continuing transformation and growth, as reflected in top performance over 3- and 5-year periods. The Company has generated consistently stronger shareholder returns relative to peers, even in 2022, which was a challenging year in which the S&P 500 decreased by 19%.
GENERATING CONSISTENTLY STRONGER SHAREHOLDER RETURNS RELATIVE TO PEERS

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OTHER KEY ACCOMPLISHMENTS
In 2022, Mr. Gorman maintained focus on the Company’s risk and control framework, including enhancements to core controls. He also continued to add responsibilities to members of the executive leadership team to broaden their management experience, giving them more opportunities to develop and showcase their capabilities. This is in conjunction with succession planning to grow the next generations of senior leaders in a methodical and intentional way for the long-term benefit of the Company.
Under Mr. Gorman’s leadership, the Company also continued to promote Morgan Stanley’s strong culture and opportunities for our employees to grow and develop in their careers. In 2022, the Company enhanced its health and wellbeing offerings to employees and continued its commitment to diversity and inclusion in the workforce, society, and the marketplace.

Section 3.2 contains further details about Company performance; see also Section 5 “Explanatory Notes.”
1.4 CEO Compensation Determination
The 2022 pay decision for the CEO was made by the CMDS Committee, in consultation with the Board, following its assessment of Mr. Gorman’s outstanding individual performance and solid Company financial performance, including demonstrated resilience to adverse markets, allowing for growth and sustainable capital return. Although Company and CEO performance in 2022 were solid in a challenging economic and market environment, Company financial performance was not as strong as the prior year in which the Company achieved record financial performance, and the CMDS Committee determined that a 2022 pay decision for Mr. Gorman of $31.5 million, down 10% from $35 million in 2021, was appropriate.
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Section 3.2 contains more details about individual NEO performance. Section 4.1 contains the 2022 compensation decisions for each NEO, which follows a similar performance evaluation process as for the CEO.

*	$31.5 million is the amount the CMDS Committee awarded to the CEO in early 2023 for 2022 performance. This amount differs from the SEC required disclosure in the “2022 Summary Compensation Table.”
NEO pay in a given year is typically delivered in a combination of fixed compensation (base salary), cash bonus, and deferred incentive compensation provided in time-vested deferred restricted stock units (RSUs) and a long-term incentive program (LTIP) award in the form of performance-vested stock units.
In determining the portions of compensation to award as cash bonus, deferred incentive compensation, RSUs and LTIP awards, the CMDS Committee considers applicable regulatory requirements and guidelines for deferral, as well as market practices and shareholder feedback. A significant portion of pay is deferred, all of which is awarded in equity, subject to future stock price performance and cancellation and clawback and, in the case of LTIP awards, subject to future achievement of specified financial objectives over a three-year period.
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These compensation elements support the Company’s key compensation objectives, discussed in Section 2, including delivering pay for sustainable performance.
Deferred Incentive Compensation	• 75% of 2022 CEO incentive compensation is deferred over three years
• Clawbacks cover material adverse outcomes, even absent misconduct
• No automatic vesting on change in control; double trigger in place
Equity-Based Compensation	• 100% of CEO deferred incentive compensation awarded in equity
• Significant portion of equity-based compensation aligns employee and shareholder interests
• Meaningful share ownership and retention requirements further shareholder alignment
Performance-Vested Equity Incentive Award	• 60% of CEO 2022 incentive compensation is performance-vested, consistent with shareholder feedback
• Shares earned can range from 0 to 1.5x target based on three-year performance against absolute and relative ROTCE objectives
• For 2023 awards (for 2022 service), replaced relative TSR performance objective with relative ROTCE to ensure award continues to be in alignment with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests (new)

Best Practices	• Prohibitions on pledging, hedging, selling short or trading derivatives
• No excise tax protection upon a change in control
• Annual risk review
• CMDS Committee retains independent compensation consultant
Section 4.1 contains the compensation decisions (both the amount and mix of compensation elements) for each NEO. Sections 4.2 and 4.3 contain more detail about the elements and key features of our compensation program.
1.5 Ongoing Shareholder Engagement and “Say on Pay” Vote
Morgan Stanley is committed to open and ongoing communication with our shareholders, and takes the opportunity to engage with shareholders directly on compensation and other matters to understand their perspectives and provide information about Morgan Stanley’s programs, performance assessment and decision-making process.
A substantial majority (approximately 95%) of the votes cast at the May 2022 annual meeting of shareholders were in favor of our annual “Say on Pay” proposal. In 2022, we continued our engagement program, seeking feedback from shareholders and proxy advisory firms on a variety of topics, including our strategy, financial performance, executive compensation, corporate governance, human capital management, including diversity and inclusion, and environmental and social goals. The feedback that we received during the engagement program was conveyed to the CMDS Committee and the Board. Shareholders who provided feedback during our engagement program generally praised the quality of the Company’s disclosure and reported that the Committee’s use of discretion in the administration of the program is reasonable and that executive compensation at Morgan Stanley is viewed as well-aligned with performance. The CMDS Committee factored shareholder feedback, including the “Say on Pay” vote results, into its consideration of the executive compensation structure and determination of 2022 NEO pay levels. After carefully considering shareholder feedback and other factors, the CMDS Committee maintained its performance-based approach to executive compensation for 2022. In addition, as discussed in Section 4.2, for grants beginning in 2023, the CMDS Committee amended the performance-vested equity awards to ensure that the awards continue to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests.
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2. Compensation Objectives
Morgan Stanley is committed to responsible and effective compensation programs. The CMDS Committee continually evaluates the Company’s compensation programs with a view toward balancing the following key objectives, all of which support the Company’s culture and values and shareholders’ interests:
1	Deliver Pay for Sustainable Performance	• Variable annual incentives and performance-vested incentives tied to future performance against strategic objectives
• Consideration of returns for shareholders and appropriate rewards to motivate employees
2	Align Compensation with Shareholders’ Interests	• Significant portion of incentive compensation is deferred, subject to cancellation and clawback, and tied to the Company’s stock with retention requirements
• Ongoing shareholder engagement to understand shareholder views
3	Mitigate Excessive Risk-Taking	• Compensation arrangements do not incentivize unnecessary or excessive risk-taking that could have a material adverse effect on the Company
• Robust governance around review and approval of compensation programs, including from a risk perspective
4	Attract and Retain Top Talent	• Competitive pay levels to attract and retain the most qualified employees in a highly competitive global talent environment
• Incentive awards include vesting and cancellation provisions that retain employees and protect the Company’s interests
3. Framework for Making Compensation Decisions
3.1 Factors Considered in Compensation Decisions
The 2022 compensation of the NEOs was determined by the CMDS Committee after consideration of Company business results, strategic performance, and individual performance, as well as competitor compensation data and, with respect to the CEO, benchmarking data, and other considerations set forth below.
PERFORMANCE PRIORITIES
For 2022, a number of quantitative and qualitative performance priorities were set by the CMDS Committee and the Board at the beginning of the year. The performance priorities are established based on a directional assessment made at the beginning of the year in light of the market environment, and the Company’s strategic objectives and their attainment or non-attainment does not correspond to any specific compensation decision. To inform its decision-making process for NEO compensation for 2022, the CMDS Committee evaluated Company and individual performance in light of the pre-established performance priorities. See Section 3.2 “Evaluating Company and Individual Performance for Alignment with Executive Compensation.”
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For 2022, the CMDS Committee reviewed performance priorities in the following areas:

COMPENSATION MARKET DATA
During 2022, the CMDS Committee reviewed analyses of our competitors’ pay levels, including historical compensation data obtained from public filings and compensation surveys conducted by consultants on an unattributed basis, as well as compensation plan design. The Company uses a Comparison Group to understand market practices and trends, evaluate the competitiveness of our compensation programs, and inform compensation decisions. Our Comparison Group consists of companies that either directly compete with the Company for business and/or talent or are global organizations with scope, size, or other characteristics similar to those of the Company.

BENCHMARKING TARGET CEO PAY
As discussed in Section 1.2, the CMDS Committee, in consultation with its independent compensation consultant, Pay Governance, established a target range for 2022 compensation for the CEO of $40 million or more for strong performance exceeding expectations to $20 million or less for performance below expectations. To inform its decision-making with respect to the appropriate target range, the CMDS Committee reviewed available 2021 compensation levels for selected financial companies in the S&P 100 Index, which are intended to reflect institutions of similar size, scope, and complexity. The CMDS Committee then utilized the range of results as a benchmark from which to set the target range for 2022 compensation for the CEO.
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RELATIVE PAY CONSIDERATIONS
We place importance on the pay relationships among members of our Operating Committee because we view our Operating Committee members as highly talented executives capable of rotating among the leadership positions of our businesses and key functions. Our goal is always to be in a position to appoint our most senior executives from within our Company and to incentivize our people to aspire to senior executive roles. At year end, the CMDS Committee reviewed the relative differences between the compensation for the CEO and other NEOs and between the NEOs and other members of the Operating Committee.
INPUT AND RECOMMENDATIONS FROM THE CEO, INDEPENDENT DIRECTORS, AND INDEPENDENT CONSULTANT
At the end of the year, Mr. Gorman presented the CMDS Committee with performance assessments and compensation recommendations for each NEO, other than himself. The CMDS Committee reviewed these recommendations with its independent compensation consultant to assess whether they were reasonable compared with the market for executive talent and met in executive session to discuss the performance of our CEO and the other NEOs and to determine their compensation. In addition, the CMDS Committee and Board reviewed proposed NEO incentive compensation with Mr. Gorman, and the CMDS Committee reviewed CEO compensation with the Board (other than Mr. Gorman).
COMPENSATION EXPENSE CONSIDERATIONS
Prior to determining individual NEO incentive compensation, the CMDS Committee reviewed and considered the relationship between Company performance, total compensation expense (which includes fixed compensation costs such as base salaries, allowances, benefits, commissions, amortization of prior deferred compensation awards and severance costs), and incentive compensation as a subset of overall compensation expense. This exercise furthers the balancing of the objectives of delivering returns for shareholders, while providing appropriate rewards to motivate superior individual performance.
GLOBAL REGULATORY PRINCIPLES
The Company’s compensation practices are subject to oversight by our regulators in the U.S. and internationally. For example, the Company is subject to the Federal Reserve guidance that is designed to help ensure that incentive compensation paid by banking organizations does not encourage imprudent risk-taking that threatens the organizations’ safety and soundness. The Company is also subject to the compensation-related provisions of the Dodd-Frank Act, as well as the remuneration code of the U.K. Financial Conduct Authority and the U.K. Prudential Regulation Authority (U.K. PRA) Rulebook, which prescribes the compensation structure for certain employees who are identified as material risk takers.
TAX DEDUCTIBILITY
Section 162(m) of the Internal Revenue Code (Section 162(m)) limits the tax deductibility of compensation for certain executive officers that is more than $1 million. The CMDS Committee continues to have the flexibility to pay non-deductible compensation if it believes it is in the best interests of the Company.
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3.2 Evaluating Company and Individual Performance for Alignment with Executive Compensation
As set forth in Section 1.3, in determining the annual incentive compensation of the CEO and other NEOs, the CMDS Committee weighed the Company’s overall financial performance and, as applicable, business unit performance and achievement of its long-term strategic objectives. Management reviewed the Company’s forecasted 2022 financial performance with the CMDS Committee in December 2022, and the CMDS Committee assessed full-year actual financial results before finalizing compensation decisions in January 2023.
COMPANY FINANCIAL PERFORMANCE AND STRATEGIC OBJECTIVES
In 2022, Morgan Stanley’s clear strategy and balanced business model enabled the Company to deliver solid financial results in a challenging market environment, though less than the record financial performance in 2021. The CMDS Committee considered these results, as well as the performance indicated below, in determining compensation for our NEOs.
Company
• Achieved strong net revenues of $53.7 billion, down 10% from a record 2021, Net Income of $11.0 billion, down 27% from 2021, and EPS of $6.15, down 23% from 2021, demonstrating the stability of our model as other businesses partially offset declines in Institutional Securities

• Delivered ROTCE of 15.3% (or 15.7% excluding integration costs) and Expense Efficiency Ratio of 73% (or 72% excluding integration costs) as compared with ROTCE of 19.8% (or 20.2% excluding integration costs) and Expense Efficiency Ratio of 67% (or 66% excluding integration costs) in 2021

• Strong capital position reflected in CET1 Ratio of 15.3%, ending the year with a 200bps capital buffer while increasing the dividend by 11% and announcing a $20 billion multi-year share repurchase program that started during the third quarter of 2022, and repurchased $9.9 billion during the full year

Institutional Securities
• Delivered net revenues of $24.4 billion, down 18% from a record 2021, demonstrating a balanced business model as lower activity in Investment Banking driven by the uncertain macroeconomic environment was partially offset by strong performance in Fixed Income

• Investment Banking revenues were significantly down from 2021 with Advisory delivering its second-best result, while Underwriting was more challenged in line with the broader market
• Strongest Fixed Income results in over a decade, while Equity also had strong results and continued to be a market leader
Wealth Management
• Delivered record net revenues of $24.4 billion, up 1% from 2021, and record Pre-Tax Profit of $6.6 billion, resulting in a Pre-Tax Margin of 27.0% (or 28.4% excluding integration costs) compared with 25.5% (or 26.9% excluding integration costs) in 2021

• Client assets ended the year at $4.2 trillion, with $311 billion in net new assets, 18 million client relationships and deposits of $351 billion
• Net interest income contributed to the profitability expansion on higher interest rates and bank lending growth
Investment Management	• Net revenues of $5.4 billion were down 14% from 2021, and AUM of $1.3 trillion in a challenging market environment
• While Equity and Fixed Income products saw outflows, Parametric remained a source of positive inflows, highlighting benefits of diversification from the Eaton Vance acquisition
• The business continues to invest to support key growth areas of Fixed Income, Customization and Alternatives
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INDIVIDUAL PERFORMANCE
In addition to the performance factors discussed above, the CMDS Committee considered the following individual contributions of the CEO and each other NEO:
James P. Gorman Chief Executive Officer	• Demonstrated outstanding leadership of the Company’s long-term strategy, core-values, and culture during a challenging economic and market environment
• Ongoing leadership of the Company’s execution of the successful integrations of E*TRADE and Eaton Vance
• Delivered solid financial results, showing resilience to adverse markets, and performing as intended due to the Company’s balanced business model, which allowed for growth and prudent capital management

• Continued to increase returns to shareholders by increasing the quarterly dividend to $0.775, with total dividends paid of $5.1 billion in 2022, and repurchasing $9.9 billion in shares in 2022; however, overall total shareholder return for 2022 was down

• Achieved full-year ROTCE of 15.3% and an Expense Efficiency Ratio of 73%; however, performance for 2022 was not as strong as the prior year in which the Company achieved record financial results
• The standardized CET1 Ratio at December 31, 2022 was 15.3%, 200bps above our risk-based capital regulatory minimum and evidence of our prudent capital management
• Maintained focus on risk and control framework, including enhancements to core controls
• Made thoughtful changes to further the development of members of senior leadership and key changes to the senior leadership structure
• Continued the Company’s commitment to diversity and inclusion by driving workforce diversity, investing in underserved communities, and enhancing engagement with diverse-led businesses
Sharon Yeshaya Chief Financial Officer
• Successfully completed first full year as Chief Financial Officer, continuing to provide strong leadership of the Company’s Finance function, with an emphasis on managing expenses and optimizing workforce strategy

• Led strategic Company-wide focus of resource and capital management in a challenging environment through rigorous financial analysis and robust budgeting process
• Effectively managed the Company’s liquidity/balance sheet during volatile market activity
• Sustained emphasis on maintaining and enhancing a strong control environment
• Continued to actively engage with research analysts, media, shareholders, regulators, and clients globally to clearly and effectively communicate the Company’s strategy
• Maintained a strong focus on building an inclusive culture with regular participation in recruitment, diversity efforts, and mentorship throughout the Company
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Edward N. Pick Co-President, Head of Institutional Securities and Co-Head of Corporate Strategy
• Successfully completed first full year as Co-President, with continued leadership of the Company’s Institutional Securities business, including international businesses, as well as driving Company priorities as the Co-Head of Corporate Strategy

• Delivered solid results coming off a record year, despite the geopolitical, post-Covid, and inflationary environment; with net revenues of $24.4 billion and pre-tax income of $6.7 billion (both down from 2021)

• Investment Banking and Equity net revenues were down from prior year, offset by strong performance across Fixed Income; despite challenging markets, maintained strong wallet share positions in major businesses

• Successful execution of leadership transitions across multiple Institutional Securities divisions and countries
• Led the enhancement of a global framework and organizational structure to manage and oversee key non-financial risks
• Continued execution of the Company’s strategy to foster collaboration with the Wealth Management and Investment Management segments to grow relationships and revenues
• Continued focus on talent, including committing to and executing on strategic initiatives that have resulted in the recruitment and development of diverse employees, and sponsoring mentorship programs preparing junior analysts for long-term careers at the Company

Andrew M. Saperstein Co-President and Head of Wealth Management
• Successfully completed first full year as Co-President, with continued leadership of the Wealth Management channels, including Financial Advisors, E*TRADE, and Morgan Stanley at Work, and responsibility for the Company’s marketing strategy and execution

• Delivered strong results for the Wealth Management business, including record net revenues of $24.4 billion and Pre-Tax Margin of 27% (28.4% excluding integration-related expenses); also delivered strong fee-based asset flows of $163 billion

• Despite challenging markets, added net new assets of $311 billion, representing a full-year 6% annualized growth rate from beginning period assets
• Continued execution of our strategic transformation, including the successful integration of E*TRADE and building out new business lines, which continue to drive the scale of Wealth Management
• Continued focus and enhancement of robust home office and branch structure regarding management of non-financial risks
• Continued commitment to attracting and developing talent and positioning the business as an employer of choice, with a strong emphasis on diversity and inclusion and retention
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Daniel A. Simkowitz Head of Investment Management and Co-Head of Corporate Strategy	• Continued leadership of the Company’s Investment Management business, as well as driving Company priorities as the Co-Head of Corporate Strategy
• In a challenging market environment, executed well with a more diversified asset mix; however, reported net revenues of $5.4 billion and pre-tax income of $807 million compared with $6.2 billion and $1.7 billion, respectively, in the prior year

• Demonstrated strong leadership through the successful integration of Eaton Vance, retention of employees and clients, and growth of key product areas in Alternatives and Customized Solutions
• Significantly contributed to the overall strategy of the Company, including reenforcing strong cross-divisional partnerships
• Focused on maintaining a robust risk and control environment, and instituted non-financial risk parameters
• Sustained focus on the development of a strong culture in the newly integrated organization, with particular focus on rising talent, support of multi-cultural and women-led companies, and broadening external diversity partnerships

4. Compensation Decisions and Program Elements
4.1 Compensation Decisions
The table below shows the CMDS Committee’s 2022 compensation decisions for the NEOs, which is different from the SEC required disclosure in the “2022 Summary Compensation Table.” The compensation reported in rows 1 and 2 below are also reported in the “2022 Summary Compensation Table.” The awards reported in rows 3 and 4 are not reportable in the “2022 Summary Compensation Table” because they were not granted in 2022; they will be reportable next year in the summary compensation table, in accordance with SEC rules. The awards reported in rows 3 and 4 were granted on January 18, 2023, after the date of the release of 2022 year-end earnings. Equity grants are not timed to take advantage of non-public information.
Consistent with previous years’ compensation and shareholder feedback over the years, 75% of Mr. Gorman’s incentive compensation is deferred over three years and is subject to cancellation, 60% of Mr. Gorman's deferred incentive compensation is delivered in a performance-vested LTIP award, and 100% of Mr. Gorman’s deferred incentive compensation is delivered in the form of equity awards, aligning his compensation with shareholders’ interests.
For other NEOs, the amount of incentive compensation that is deferred is based on a deferral table, which results in a more significant deferral at higher incentive compensation levels.
	Mr. Gorman	Ms. Yeshaya	Mr. Pick	Mr. Saperstein	Mr. Simkowitz
1. Base Salary	$1,500,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
2. Cash Bonus	$7,500,000	$3,937,500	$8,662,500	$7,612,500	$6,737,500
3. Deferred Equity Award (RSUs)(a)	$4,500,000	$2,812,500	$5,962,500	$5,062,500	$6,012,500
4. 2023–2025 Performance-Vested LTIP Award(b)	$18,000,000	$2,250,000	$7,875,000	$6,825,000	$4,250,000
Total (sum of rows 1-4):	$31,500,000	$10,000,000	$23,500,000	$20,500,000	$18,000,000
(a)
Mr. Gorman received 46,397 RSUs, Ms. Yeshaya received 28,998 RSUs, Mr. Pick received 61,477 RSUs, Mr. Saperstein received 52,197 RSUs and Mr. Simkowitz received 61,992 RSUs (in each case, calculated using the volume-weighted average price of Company common stock of $96.9873 on January 18, 2023, the grant date). The RSUs are scheduled to vest and convert to shares of Company common stock (and cancellation provisions lift) on January 27, 2026, except that 50% of Mr. Gorman’s RSU award is scheduled to vest and convert to shares on January 27, 2025, consistent with his deferral schedule for his 2021 compensation.

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(b)
The target number of performance stock units underlying the LTIP award granted to Mr. Gorman is 185,590 stock units, to Ms. Yeshaya is 23,198 stock units, to Mr. Pick is 81,196 stock units, to Mr. Saperstein is 70,370 stock units and to Mr. Simkowitz is 43,820 stock units (in each case, calculated using the volume-weighted average price of Company common stock of $96.9873 on January 18, 2023, the grant date).

4.2 Compensation Program Elements
The following chart provides a summary of the principal elements of the Company’s 2022 compensation program for our NEOs. Each NEO receives a base salary and is eligible to receive discretionary annual incentive compensation for prior year performance. Annual incentive compensation is intended to reward NEOs for achievement of the Company’s financial and strategic objectives over the prior year and is delivered in a mix of a cash bonus and deferred incentive compensation in the form of deferred equity. The amount of incentive compensation that is deferred is based on a deferral table, which provides for a more significant deferral at higher incentive compensation levels. For 2022, the CMDS Committee granted 100% of each NEO’s deferred incentive compensation in equity-based RSUs and LTIP awards, aligning compensation with shareholders’ interests. The LTIP awards, which are deferred equity awards that are subject to future achievement of specified financial objectives over a three-year period, are described in more detail in Section 4.3 “Long-Term Incentive Program.”
	Purpose	Features
Base Salary	• Reflects level of experience and responsibility • Intended to be competitive with salaries for comparable positions at competitors	• Reviewed periodically and is subject to change for, among other reasons, a change in responsibilities or the competitive environment • Unchanged for NEOs in 2022
Cash Bonus	• Aligned with competitive pay approaches	• Intended to be consistent with practice among the Comparison Group • Higher-compensated employees continue to be subject to higher deferral levels
Deferred Equity Incentive Compensation Award — RSUs	• Link realized value to shareholder returns • Terms of awards support retention objectives and mitigate excessive risk-taking over a three-year deferral period
• Subject to cancellation for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal policies, or compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients

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	Purpose	Features
Performance-Vested Incentive Compensation Award — LTIP
• Link realized value to future performance against strategic objectives and shareholder returns

• Terms of awards support retention objectives and mitigate excessive risk-taking over a three-year performance period

• Subject to clawback if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Company’s consolidated financial results, constitutes a violation of the Company’s global risk management principles, policies, and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies

• For Operating Committee members (including executive officers), also subject to clawback if the CMDS Committee determines that the Operating Committee member had significant responsibility for a material adverse outcome for the Company or any of its businesses or functions

• For the LTIP, see also Section 4.3 “Long-Term Incentive Program”

4.3 Long-Term Incentive Program
The 2023–2025 LTIP awards tie a meaningful portion of each NEO’s compensation to the Company’s long-term financial performance and reinforce the NEO’s accountability for the achievement of the Company’s financial and strategic objectives by directly linking the ultimate realizable award value to prospective performance against core financial measures over a three-year period.
GENERAL TERMS
The 2023–2025 LTIP awards will vest and convert to shares of the Company’s common stock at the end of the three-year performance period upon the Company’s achievement of predetermined performance objectives with respect to the Company’s average ROTCE and the Company’s average ROTCE relative to the ROTCE of each member of a peer group, as set forth below, over the period beginning on January 1, 2023 and ending on December 31, 2025. These performance objectives are consistent with, and drive, Morgan Stanley’s long-term strategy, reflective in the strategic objectives in Section 1.3 and the performance priorities in Section 3.1. While each participant was awarded a target number of performance stock units, the actual number of units earned could vary from zero, if performance objectives are not met, to up to 1.5 times target, if performance objectives are meaningfully exceeded. No participant will receive any portion of the LTIP award if the threshold performance objectives are not met.
The LTIP awards remain subject to cancellation upon certain events until they are converted to shares of Company common stock. If, after conversion of the LTIP awards, the CMDS Committee determines that the performance certified by the CMDS Committee was based on materially inaccurate financial statements, then the shares delivered will be subject to clawback by the Company. LTIP awards are also subject to any clawback policy adopted by the Company from time to time, including to comply with applicable rules and regulations (including the Dodd-Frank Act and the regulations and listing standards adopted thereunder).
PERFORMANCE OBJECTIVES
One-half of the target LTIP award is earned based on the Company’s average ROTCE over the three-year performance period (MS Average ROTCE). The other half of the target LTIP award is earned based on the Company’s average ROTCE over the three-year performance period relative to the ROTCE of each member of a
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peer group (ROTCE Comparison Group) over the same three-year performance period (Relative ROTCE). The number of stock units ultimately earned will be determined by multiplying each half of the target award by a multiplier as follows (for performance between two thresholds, straight-line interpolation applies):
MS Average ROTCE*	Multiplier
16% or more	1.50
13%	1.00
8%	0.50
Less than 8%	0.00
Relative ROTCE**	Multiplier
75th percentile or more	1.50
55th percentile	1.00
25th percentile	0.50
Less than 25th percentile	0.00
*
MS Average ROTCE, for this purpose, excludes: (a) the impact of debt valuation adjustments; (b) certain gains or losses associated with the sale of specified businesses; (c) certain gains or losses associated with specified legal settlements relating to business activities conducted prior to January 1, 2011; and (d) specified cumulative catch-up adjustments resulting from changes in, or application of, a new accounting rule that are not applied on a full retrospective basis.

**	The ROTCE Comparison Group is Bank of America, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan Chase, UBS Group and Wells Fargo.
Notwithstanding the foregoing, the aggregate multiplier will be capped at 1.0 if MS Average ROTCE (as defined above, but excluding any of the specified adjustments) over the performance period is less than 9%.
For 2022, the CMDS Committee retained a special independent compensation consultant, Semler Brossy, to assist the CMDS Committee in review and development of alternatives for a potential redesign of the Company’s LTIP program. For grants beginning in 2023, the CMDS Committee replaced the relative TSR objective included in prior year LTIP awards with an objective that measures Company ROTCE relative to the ROTCE of each member of a peer group. This change ensures that the award continues to be aligned with Company performance and strategic objectives, while maintaining strong alignment with shareholder interests through the share-based nature of the award, as well as the time-vested deferred RSU award that each NEO also receives as part of total compensation. The CMDS Committee reviews the structure and terms of the LTIP program at least annually and considered changes to the LTIP program in consultation with its regular independent compensation consultant, Pay Governance, and its special independent compensation consultant, Semler Brossy, over the course of multiple meetings and also discussed the changes as part of the Company’s shareholder engagement. After consideration, the CMDS Committee determined that a relative ROTCE objective as compared to a relative TSR objective (which could be subject to market variations and changes in performance of peer companies that are not influenced by NEO performance) was better aligned with Company strategic objectives, given that ROTCE is a key Company performance priority and that the significant proportion of executive compensation awarded in the form of equity awards sufficiently aligns executives’ interests with those of shareholders and motivates executives to work to achieve strong shareholder returns. In addition, ROTCE is an objective financial measure used as a performance criterion in performance equity programs of many of the Company’s peers.
As described in further detail in note 2 to the “2022 Grants of Plan-Based Awards” table, each of our NEOs received an LTIP award in 2022 on similar terms as described above, other than with respect to the use of a related TSR objective in lieu of the relative ROTCE objective.
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The CMDS Committee has consistently set challenging performance objectives for our LTIP awards. The variability over time of the percentage of our LTIP awards that have been earned demonstrates a strong pay-for-performance link. Since the inception of the program in 2009, the average of the pay-outs of all eleven LTIP awards up to and including the 2020 LTIP awards is 107% of target.
LTIP PROGRAM PERFORMANCE

As described in note 3 to the “2022 Stock Vested” table, LTIP awards granted in 2020 (2020 LTIP award) vested at 150% of target, based on performance over the three-year performance period ended December 31, 2022.
4.4 Additional Compensation Practices
ROBUST CLAWBACK POLICIES AND PROCEDURES
Throughout the year, employee conduct matters are reviewed to determine whether they present situations that could require clawback or cancellation of previously awarded compensation, as well as downward adjustments to current-year compensation. Clawbacks of previously awarded compensation are reviewed with the Employee Discipline Oversight Committee (a committee of senior management currently composed of the Chief Financial Officer, Chief Legal Officer, Chief Risk Officer, Chief Audit Officer, Chief Human Resources Officer, and the Head of Non-Financial Risk) (EDOC) and reported to the CMDS Committee. In addition, the Global Incentive Compensation Discretion Policy adopted by the CMDS Committee sets forth standards for managers on the use of discretion when making annual compensation decisions and considerations for assessing risk management and outcomes. Further, the Company’s control functions conduct a semi-annual review of employee conduct with respect to risk and control matters, and are asked to identify inappropriate behavior that may not be captured through other Company processes. The results of the reviews are reported to the EDOC and are reflected in performance feedback and considered in promotion and compensation decisions. The Company will review and revise its clawback policies to comply with the Dodd-Frank clawback requirements once the rule is finalized by the New York Stock Exchange.
NO CHANGE IN CONTROL TAX GROSS-UP PROTECTION
NEOs are not contractually entitled to any golden parachute excise tax protection upon a change in control of Morgan Stanley and are not entitled to severance pay upon termination of employment in excess of broad-based benefits.
HEALTH AND INSURANCE BENEFITS
All NEOs are eligible to participate in Company-sponsored health and insurance benefit programs available in the relevant jurisdiction to similarly situated employees. In the U.S., higher compensated employees pay more to participate in the Company’s medical plan. NEOs are also eligible to participate in Morgan Stanley’s Executive
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Health Program, under which each NEO is eligible to receive Company-funded access to a private primary care physician offering on-call services and an annual executive healthcare assessment. Upon retirement, NEOs are eligible for Company-paid retiree health coverage for themselves and eligible dependents.
NO EXECUTIVE PENSIONS
Company-provided retirement benefits in the U.S. include a tax-qualified 401(k) plan (401(k) Plan) and a frozen tax-qualified pension plan (the Employees Retirement Plan (ERP)). No NEO is awarded with credited service in excess of his/her actual service under the ERP. Pension and retirement benefits provided to NEOs are discussed in further detail under “2022 Pension Benefits.”
NO EXCESSIVE PERQUISITES
The Company provides personal benefits to certain of the NEOs for competitive and security reasons. The Company’s Board-approved policy authorizes the CEO to use the Company’s aircraft. As of January 1, 2010, Mr. Gorman entered into a time-share agreement with the Company permitting him to reimburse the Company for the incremental cost of his personal use of the Company’s aircraft. In 2021, for health and safety reasons, NEOs were authorized to use the Company’s aircraft and certain NEOs entered into time-share agreements with the Company permitting them to reimburse the Company in part for their personal use of the Company’s aircraft. Beginning in 2022, the CEO again began reimbursing the Company for the incremental cost of his personal use of the Company’s aircraft and other NEOs are generally not authorized to use the Company’s aircraft for personal reasons unless they receive prior permission from both the CEO and the Chief Legal Officer and reimburse the Company for the incremental cost of their personal use of the Company’s aircraft in an amount not to exceed permitted regulatory maximums. Personal benefits provided to NEOs are discussed in further detail under “2022 Summary Compensation Table.”
NO HEDGING OR PLEDGING
Company policy prohibits NEOs from pledging, selling short, engaging in hedging strategies, or trading derivatives involving Morgan Stanley securities. See also “Ownership of Our Stock—Prohibition Against Pledging and Hedging.”
STOCK OWNERSHIP COMMITMENT
NEOs are subject to an Equity Ownership Commitment, which is discussed in detail in “Ownership of Our Stock—Executive Equity Ownership Commitment.”
RISK MANAGEMENT
The Company maintains strong risk and control policies and considers the risk attributes of the Company’s incentive compensation arrangements and risk management factors in making compensation decisions. See also “Compensation Governance and Risk Management.”
INDEPENDENT ADVICE
The CMDS Committee makes decisions in consultation with its independent compensation consultant. The role of the independent compensation consultant is discussed in further detail in “Compensation Governance and Risk Management.”
SHARE USAGE
Morgan Stanley pays a significant portion of incentive compensation as deferred equity awards, which aligns the interests of the Company’s employees with those of its shareholders. The Company strives to maximize employee and shareholder alignment through the use of deferred equity awards, while minimizing dilution. The Company’s share repurchase program offsets the dilutive impact of these additional shares.
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5. Explanatory Notes
The following explanatory notes are an integral part of the Company’s financial and operating performance described in this CD&A. A detailed analysis of the Company’s financial and operational performance for 2022 is contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of the 2022 Form 10-K.
Information provided in this CD&A may include certain non-GAAP financial measures that we believe to be useful to us, investors, analysts, and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition, and operating results. The definition of such financial measures and/or the reconciliation of such measures to the comparable GAAP figures is included in the 2022 Form 10-K.
•	Acquisition-Related Share Issuance represents common shares issued in relation to the acquisitions of E*TRADE and Eaton Vance in 2020 and 2021, respectively.
•	Common Equity Tier 1 Ratio (CET1 Ratio) is based on the Basel III Standardized Approach to Fully Phased-in rules for all periods.
•
Debt valuation adjustment (DVA) represents the change in fair value resulting from the fluctuations in the Company’s credit spreads and other credit factors related to liabilities carried at fair value under the fair value option, primarily certain long-term and short-term borrowings. Effective January 1, 2016, pursuant to accounting guidance that the Company adopted, gains and losses from debt valuation adjustment are presented in other comprehensive income (i.e., a component of common equity).

•	Dividend Yield represents the annual dividend for full-year 2022 divided by Morgan Stanley’s share price as of January 3, 2022.
•	4Q Dividend Per Share represents the dividend per share in the fourth quarter of each respective year.
•	Earnings per Share (EPS) represents earnings applicable to Morgan Stanley common shareholders divided by diluted common shares outstanding.
•
Expense Efficiency Ratio (Efficiency Ratio) represents total non-interest expenses as a percentage of net revenues. Expense Efficiency Ratio, excluding integration-related expenses, represents total non-interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues. The Efficiency Ratio as adjusted to exclude the impact of integration-related expenses is a non-GAAP financial measure.

•
Global Peers are the following nine companies: Bank of America, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan Chase, UBS Group, and Wells Fargo. Wells Fargo was selected as a Global Peer in 2022 based on the size and complexity of its business, its business mix, and its competitive alignment with the Company’s WM business.

•	IM is the Investment Management business of Morgan Stanley.
•
Institutional Securities Wallet Share represents aggregated reported net revenues of Morgan Stanley and the following peers: Bank of America, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan Chase, and UBS Group. Morgan Stanley’s Institutional Securities segment wallet share represents total segment net revenues calculated as the percentage of ISG segment net revenues to the Wallet. Peer wallet includes revenues that represent Investment Banking, Equity Sales & Trading and Fixed Income Sales & Trading, where applicable. For firms that disclose results between multiple segments, assumptions have been made based on company disclosures.

•	Integration-related expenses relate to the acquisitions of E*TRADE and Eaton Vance.
•
Investment Management AM and Related Fees represents reported full-year asset management and related-fees revenue of Investment Management, which include management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest.

•	Investment Management assets under management (AUM) represents reported AUM of Morgan Stanley Investment Management as of period end.
•	ISG is the Institutional Securities business of Morgan Stanley.
•	Net Income represents net income applicable to Morgan Stanley.
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•
Return on average tangible common equity (ROTCE) represents net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. ROTCE, excluding integration-related expenses, is adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance. ROTCE and ROTCE adjusted for integration-related expenses are non-GAAP financial measures. For the separate calculation of MS average ROTCE over the three-year performance period for purposes of the performance-vested equity incentive awards, see Section 4.3 of this CD&A.

•	Shares Outstanding represents end of period common shares outstanding.
•
Total shareholder return (TSR) represents the change in share price over a period of time plus the dividends paid during such period, expressed as a percentage of the share price at the beginning of such period. TSR percentages are calculated by Bloomberg. Share prices pulled as of 12/31/2021 and 12/31/2022 to calculate 1-year TSR. Share prices pulled as of 12/31/2019 and 12/31/2022 to calculate 3-year TSR. Share prices pulled as of 12/31/2017 and 12/31/2022 to calculate 5-year TSR.

•
Wealth Management client assets represent those for which Wealth Management is providing services including financial advisor-led brokerage, custody, administrative and investment advisory services; self-directed brokerage services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.

•
Wealth Management client relationships include advisor-led households, self-directed households, stock plan participants and retirement and financial wellness participants excluding overlap as of December 31, 2022.

•	Wealth Management Net Interest Income represents interest income less interest expense.
•
Wealth Management Net New Assets (NNA) represents client inflows (including dividend and interest, and asset acquisitions) less client outflows (excluding activity from business combinations/divestitures and the impact of fees and commissions). NNA is aggregated across the stated years. 2020 NNA is Pro Forma for E*TRADE, representing the addition of NNA for Morgan Stanley and E*TRADE for the full year. The comparisons of current and prior periods are impacted by asset acquisitions in the third quarter of 2021 and the first quarter of 2022.

•
Wealth Management Pre-Tax Margin represents income (loss) from continuing operations before income taxes divided by net revenues. Pre-Tax Margin, excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisition of E*TRADE. Wealth Management Pre-Tax Margin adjusted for integration-related expenses is a non-GAAP financial measure.

•	Wealth Management Pre-Tax Profit represents income before provision for income taxes.
•	WM is the Wealth Management business of Morgan Stanley.
Compensation, Management Development and Succession Committee Report
We, the Compensation, Management Development and Succession Committee of the Board of Directors of Morgan Stanley, have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Respectfully submitted,
Dennis M. Nally, Chair
Thomas H. Glocer
Stephen J. Luczo
Rayford Wilkins, Jr.
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Compensation Matters

Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2022, Messrs. Nally, Glocer, Luczo, and Wilkins served on our Compensation, Management Development and Succession Committee. No director who served on the CMDS Committee during fiscal year 2022 is, or has been, employed by us or any of our subsidiaries. None of our executive officers serve as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or CMDS Committee.
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Executive Compensation
The following tables summarize the compensation of our NEOs in the format specified by the SEC.
2022 Summary Compensation Table
Pursuant to SEC rules, the following table is required to include for a particular year only those stock awards and option awards granted during the year, rather than awards granted after year end that were awarded for performance in that year. Our annual equity awards relating to performance in a year are made shortly after year end. Therefore, compensation in the table includes not only non-equity compensation awarded for services in the applicable year but, in the case of stock awards granted in the years reported in the table, compensation awarded for performance in prior years and forward-looking performance-vested compensation. A summary of the CMDS Committee’s decisions on the compensation awarded to our NEOs for 2022 performance can be found in the CD&A.
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(2)(3)	Stock Awards ($)(4)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
James P. Gorman Chairman and Chief Executive Officer	2022	1,500,000	7,500,000	30,355,752	—	43,153	39,398,905
	2021	1,500,000	8,375,000	24,553,943	2,487	510,205	34,941,635
	2020	1,500,000	7,875,000	20,048,178	13,833	121,513	29,558,524
Sharon Yeshaya(1) Executive Vice President and Chief Financial Officer	2022	1,000,000	3,937,500	5,051,302	—	26,100	10,014,902
	2021	834,521	3,645,418	787,500	—	11,600	5,279,039

Edward N. Pick Co-President, Head of Institutional Securities Group, and Co-Head of Corporate Strategy	2022	1,000,000	8,662,500	18,480,651	—	49,273	28,192,424
	2021	1,000,000	9,887,500	16,584,344	—	167,782	27,639,626
	2020	1,000,000	9,887,500	8,760,132	60,686	—	19,708,318
Andrew M. Saperstein Co-President and Head of Wealth Management	2022	1,000,000	7,612,500	14,034,155	—	64,461	22,711,116
	2021	1,000,000	7,787,500	10,170,472	—	259,951	19,217,923
	2020	1,000,000	6,562,500	5,625,839	14,787	54,900	13,258,026
Daniel A. Simkowitz Head of Investment Management and Co-Head of Corporate Strategy	2022	1,000,000	6,737,500	12,798,624	—	12,200	20,548,324
	2021	1,000,000	7,437,500	10,170,472	—	157,974	18,765,946
	2020	1,000,000	6,562,500	5,849,199	70,197	116,028	13,597,924
(1)	Ms. Yeshaya became an executive officer in 2021 and was not a NEO for 2020.
(2)	Includes any elective deferrals to the Company’s employee benefit plans.
(3)	For 2022, consists of 2022 annual cash bonus paid in February 2023 for performance in 2022.
(4)
For 2022, consists of RSUs granted on January 20, 2022 for performance in 2021 (2021 RSUs) and forward-looking LTIP awards granted on January 20, 2022 (2022 LTIP awards), the realizable value of which is dependent entirely on the satisfaction of predetermined performance goals over a three-year performance period. For further details on 2021 RSUs and 2022 LTIP awards, see “2022 Grants of Plan-Based Awards.”

(5)	Represents aggregate grant date fair value of stock unit awards granted during the applicable period for service during the prior year, as well as forward-looking performance-based compensation.
The following table lists the aggregate grant date fair value of stock unit awards granted to the NEOs during 2022. The aggregate grant date fair value of the 2021 RSUs granted to the NEOs is based on the volume-weighted average price (VWAP) of the Company’s common stock on the grant date, and the aggregate grant date fair value of 2022 LTIP awards included in the table is based on the VWAP of the Company’s common stock on the grant date and the probable outcome of the performance conditions as of the grant date. The value of the 2022 LTIP awards on the grant date, assuming that the target level of performance conditions will be achieved, is: $20,100,000 for Mr. Gorman;
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Compensation Matters

$2,041,370 for Ms. Yeshaya; $9,100,000 for Mr. Pick; $7,000,000 for Mr. Saperstein; and $4,750,000 for Mr. Simkowitz. The value of the 2022 LTIP awards on the grant date, assuming that the highest level of performance conditions will be achieved, is: $30,149,999 for Mr. Gorman; $3,062,056 for Ms. Yeshaya; $13,649,999 for Mr. Pick; $10,500,000 for Mr. Saperstein; and $7,125,001 for Mr. Simkowitz.
	Stock Unit Awards Granted During 2022 ($)
Name	2021 RSUs	2022 LTIP Awards	Total
James P. Gorman	5,025,000	25,330,752	30,355,752
Sharon Yeshaya	2,478,692	2,572,610	5,051,302
Edward N. Pick	7,012,500	11,468,151	18,480,651
Andrew M. Saperstein	5,212,500	8,821,655	14,034,155
Daniel A. Simkowitz	6,812,500	5,986,124	12,798,624
For further information on the valuation of the Company’s RSU and LTIP awards, see notes 2 and 20 to the consolidated financial statements included in the 2022 Form 10-K.
(6)
No NEO had above-market earnings on nonqualified deferred compensation awards in 2022 and each NEO had a decrease in his or her pension value for 2022 (2022 Change in Pension Value). The decrease in the 2022 Change in Pension Value for each NEO is set forth in the following table.

Name	2022 Change in Pension Value ($)
James P. Gorman	(24,477)
Sharon Yeshaya	(59,260)
Edward N. Pick	(123,867)
Andrew M. Saperstein	(29,903)
Daniel A. Simkowitz	(139,939)
The 2022 Change in Pension Value is the aggregate change from December 31, 2021 to December 31, 2022 in the actuarially determined present values of the accumulated benefits under the Company-sponsored defined benefit pension plans. These present values decreased during 2022, mainly due to an increase in discount rates, partially offset by other factors. The present values at December 31, 2022 use 91% of the Pri-2012 white collar mortality tables (amounts-weighted), with no mortality before retirement. These tables are projected generationally from 2012, using the standard version of Scale MP-2021. The present values reflect discount rates of 5.09% for the ERP. The present values at December 31, 2021 use 91% of the Pri-2012 white collar mortality tables (amounts-weighted), with no mortality before retirement. These tables are projected generationally from 2012, using the standard version of Scale MP-2021. The present values reflect discount rates of 3.02% for the ERP. Benefits are assumed to commence at the earliest age that the NEO can receive unreduced benefits (or current age if later).
(7)
The “All Other Compensation” column for 2022 includes (a) contributions made by the Company under our defined contribution plans with respect to such period and (b) the incremental cost to the Company of perquisites and other personal benefits, as detailed below. In addition, our NEOs may participate on the same terms and conditions as other investors in investment funds that we may form and manage primarily for client investment, except that we may waive or lower applicable fees and charges for our employees.

(a)	Includes a matching contribution in the 401(k) Plan for 2022 of $12,200 for each NEO.
(b)
Includes the incremental cost to the Company of the use of a Company car or car service, assistance with travel arrangements, personal meals, EU fuel usage surcharge and staffing costs associated with use of the Company’s aircraft, and, for Messrs. Gorman and Saperstein, $20,000 and $35,000, respectively, for costs related to the Company’s Executive Health Program. With respect to Mr. Pick, also includes $26,920 related to staffing costs for use of the Company’s aircraft that Mr. Pick is not permitted to fully reimburse due to limitations under Federal Aviation Administration regulations.

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Compensation Matters

2022 Grants of Plan-Based Awards(1)
The following table sets forth information with respect to RSUs granted to the NEOs in January 2022 for 2021 performance (2021 RSUs) and LTIP awards granted in January 2022 for forward-looking performance (2022 LTIP awards).
Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold (#)	Target (#)	Maximum (#)
James P. Gorman	1/20/2022	1/4/2022	0	200,758	301,138	—	25,330,752
	1/20/2022	1/4/2022	—	—	—	50,189	5,025,000
Sharon Yeshaya	1/20/2022	1/4/2022	0	20,388	30,582	—	2,572,610
	1/20/2022	1/4/2022	—	—	—	24,757	2,478,692
Edward N. Pick	1/20/2022	1/4/2022	0	90,890	136,336	—	11,468,151
	1/20/2022	1/4/2022	—	—	—	70,040	7,012,500
Andrew M. Saperstein	1/20/2022	1/4/2022	0	69,914	104,872	—	8,821,655
	1/20/2022	1/4/2022	—	—	—	52,062	5,212,500
Daniel A. Simkowitz	1/20/2022	1/4/2022	0	47,442	71,164	—	5,986,124
	1/20/2022	1/4/2022	—	—	—	68,043	6,812,500
(1)
The 2022 LTIP awards included in this table are also disclosed in the “Stock Awards” column of the “2022 Summary Compensation Table” and “2022 Outstanding Equity Awards at Fiscal Year End.” The 2021 RSUs included in this table are also disclosed in the “Stock Awards” column of the “2022 Summary Compensation Table,” “2022 Stock Vested” and “2022 Nonqualified Deferred Compensation.” The 2022 LTIP awards and 2021 RSUs were granted under the Morgan Stanley Equity Incentive Compensation Plan. All 2021 RSUs and 2022 LTIP awards are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. For further details on cancellation and clawback of awards, see “Potential Payments upon Termination or Change in Control.”

(2)
The 2022 LTIP awards are scheduled to vest and convert to shares in 2025 only if the Company satisfies predetermined performance goals over the three-year performance period consisting of 2022, 2023 and 2024. One-half of the target 2022 LTIP award is earned based on the Company’s average ROTCE over the three-year performance period (MS Average ROTCE). The other half of the target 2022 LTIP award is earned based on the Company’s TSR over the three-year performance period (MS TSR) relative to the TSR of the S&P 500 Financials Index over the three-year performance period (Index Group TSR). The number of stock units ultimately earned will be determined by multiplying each half of the target award by a multiplier as follows (for performance between two thresholds, straight-line interpolation applies):

MS Average ROTCE*	Multiplier	Relative TSR**	Multiplier
16% or more	1.50	25% or more	1.50
13%	1.00	0%	1.00
8%	0.50	-50%	0.50
Less than 8%	0.00	Less than -50%	0.00
*
MS Average ROTCE, for this purpose, excludes (a) the impact of debt valuation adjustments (see Section 5 “Explanatory Notes” of the CD&A, for the definition of debt valuation adjustments), (b) certain gains or losses associated with the sale of specified businesses, (c) certain gains or losses associated with specified legal settlements relating to business activities conducted prior to January 1, 2011, and (d) specified cumulative catch-up adjustments resulting from changes in accounting principles that are not applied on a full retrospective basis.

**	Relative TSR will be determined by subtracting the Index Group TSR from the MS TSR; however, if performance for the period is negative, the multiplier may not exceed 1.0.
Each NEO is entitled to receive cash dividend equivalents on the 2022 LTIP awards, subject to the same vesting, cancellation and payment provisions as the underlying award.
(3)
The 2021 RSUs are scheduled to convert to shares on January 27, 2025, except that 50% of Mr. Gorman’s 2021 RSUs are scheduled to convert to shares on January 27, 2024. Each NEO was retirement-eligible under the award terms at grant and, therefore, their awards are considered vested at grant for purposes of this proxy statement. The NEOs are entitled to receive dividend equivalents in the form of additional RSUs, subject to the same vesting, cancellation and payment provisions as the underlying award.

(4)
Represents the aggregate grant date fair value of the 2021 RSUs and 2022 LTIP awards. The aggregate grant date fair value of the 2021 RSUs is based on $100.1202, the volume-weighted average price (VWAP) of the Company’s common stock on the grant date. The aggregate grant date fair value of 2022 LTIP awards is based on the VWAP of the Company’s common stock on the grant date as well as the probable outcome of the performance conditions as of the grant date. For further information on the valuation of the Company’s RSUs and LTIP awards, see notes 2 and 20 to the consolidated financial statements included in the 2022 Form 10-K.

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Compensation Matters

2022 Outstanding Equity Awards at Fiscal Year End
The following table discloses the number of shares covered by unvested stock awards held by our NEOs on December 31, 2022. None of our NEOs held any unexercised stock options on December 31, 2022.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
James P. Gorman	—	—	616,702	52,432,098
Sharon Yeshaya	—	—	30,582	2,600,235
Edward N. Pick	—	—	296,622	25,218,899
Andrew M. Saperstein	—	—	184,012	15,645,011
Daniel A. Simkowitz	—	—	150,304	12,779,031
(1)
Consists of performance stock units underlying LTIP awards held by the NEOs. In accordance with SEC rules, based on Company performance through December 31, 2022, the number of performance stock units reflected in the table represents the maximum number of units that may be earned under the LTIP awards granted on January 21, 2021 (2021 LTIP award) and the 2022 LTIP awards. However, the NEOs may ultimately earn less than the maximum number of performance stock units, and possibly no portion of the awards, depending upon the Company’s performance over the applicable performance period. The 2021 LTIP awards and 2022 LTIP awards are scheduled to vest and convert to shares in 2024 and 2025, respectively, only if the Company satisfies the predetermined performance goals (see note 2 to “2022 Grants of Plan-Based Awards” for 2022 LTIP award performance goals).

(2)	The value is based on $85.02, the closing price of the Company’s common stock on December 30, 2022.
2022 Stock Vested
The following table contains information about the RSUs and LTIP awards held by our NEOs that vested during 2022. No stock options were exercised by our NEOs during 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
James P. Gorman	50,189	5,025,000(2)
	335,240	28,411,395(3)
Sharon Yeshaya	24,757	2,478,692(2)
Edward N. Pick	70,040	7,012,500(2)
	138,040	11,698,810(3)
Andrew M. Saperstein	52,062	5,212,500(2)
	80,194	6,796,452(3)
Daniel A. Simkowitz	68,043	6,812,500(2)
	84,138	7,130,703(3)
(1)
Consists of the 2021 RSUs, which are considered vested at grant for purposes of this proxy statement due to the NEOs’ retirement eligibility and, with the exception of Ms. Yeshaya, performance stock units underlying the LTIP awards granted on January 17, 2020 (2020 LTIP awards), which are considered vested on December 31, 2022 (the last day of the three-year performance period) for purposes of this proxy statement, based on the Company’s performance over the performance period. For further details on the 2021 RSUs, see note 3 to “2022 Grants of Plan-Based Awards.”

(2)	The aggregate grant date fair value of the 2021 RSUs is based on $100.1202, the volume-weighted average price (VWAP) of the Company’s common stock on the grant date.
(3)
The value realized is based on $84.7490, the VWAP of the Company’s common stock on December 30, 2022, which is the last trading day of the 2020 LTIP awards’ performance period, for the maximum number of units underlying the 2020 LTIP awards. The 2020 LTIP awards converted to shares of common stock on February 24, 2023.

80 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

2022 Pension Benefits
The table below discloses the present value of accumulated benefits payable to each NEO and the years of service credited to each NEO under the Company’s defined benefit retirement plans as of December 31, 2022.
Name	Plan Name	Number of Years Credited Service(1)	Retirement Age for Full Benefits(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
James P. Gorman	Morgan Stanley Employees Retirement Plan	4	65	106,207	—
Sharon Yeshaya	Morgan Stanley Employees Retirement Plan	10	65	69,242	—
Edward N. Pick	Morgan Stanley Employees Retirement Plan	17	65	243,452	—
Andrew M. Saperstein	Morgan Stanley Employees Retirement Plan	4	65	65,410	—
Daniel A. Simkowitz	Morgan Stanley Employees Retirement Plan	19	65	345,546	—
(1)	After December 31, 2010, no further benefit accruals occur under the Morgan Stanley Employees Retirement Plan (ERP). No NEO is awarded credited service under the ERP exceeding his actual service.
(2)	The Retirement Age for Full Benefits is the earliest age at which the executive can receive unreduced benefits (or current age, if later).
(3)
The present values at December 31, 2022 use 91% of the Pri-2012 white collar mortality tables (amounts-weighted), with no mortality before retirement. These tables are projected generationally from 2012, using the standard version of Scale MP-2021. The present values reflect discount rates of 5.09% for the ERP.

Eligible U.S. employees of the Company and its U.S. affiliates hired before July 1, 2007 were covered after one year of service by the Employees Retirement Plan, a non-contributory defined benefit pension plan that is qualified under Section 401(a) of the Internal Revenue Code. Effective after December 31, 2010, the ERP was frozen and no further benefit accruals will occur. Benefits are generally payable as an annuity at age 65 (or earlier, subject to certain reductions in the amounts payable). Under the pre-2004 provisions of the ERP, benefits are payable in full at age 60 and reduced 4% per year for retirement between ages 55 and 60 for employees who retire after age 55 with 10 years of service. Before the ERP was frozen, annual benefits were equal to 1% of eligible earnings plus 0.5% of eligible earnings in excess of Social Security covered compensation for each year of service. Eligible earnings generally included all taxable compensation, other than certain equity-based and non-recurring amounts, up to $170,000 per year. ERP participants who, as of January 1, 2004, had age plus service equal to at least 65 and who had been credited with five years of service, received benefits determined under the ERP’s pre-2004 benefit formula, if greater. Pre-2004 benefits equaled 1.15% of final average salary, plus 0.35% of final average salary in excess of Social Security covered compensation, in each case multiplied by credited service up to 35 years, where final average salary was base salary, up to specified limits set forth in the ERP, for the highest paid 60 consecutive months of the last 120 months of service.
MORGAN STANLEY 2023 PROXY STATEMENT 81

Compensation Matters

2022 Nonqualified Deferred Compensation
The following table contains information with respect to the participation of the NEOs in the Company’s unfunded cash deferred compensation plans that provide for the deferral of compensation on a basis that is not tax-qualified, as well as with respect to RSUs granted to the NEOs that are vested but have not yet converted to shares of Morgan Stanley common stock. NEOs participate in the plans on the same terms and conditions as other similarly situated employees. The material terms and conditions of these plans are described below.
Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
James P. Gorman	Restricted Stock Units	5,025,000	—	(2,083,137)	14,461,623	19,014,892
Sharon Yeshaya	Morgan Stanley Compensation Incentive Plan	—	—	3	337,310	—
	Restricted Stock Units	2,478,692	—	(455,068)	726,018	3,613,107
Edward N. Pick	Morgan Stanley Compensation Incentive Plan	—	—	68	8,013,011	—
	Restricted Stock Units	7,012,500	—	(2,529,075)	3,418,537	20,949,717
Andrew M. Saperstein	Morgan Stanley Compensation Incentive Plan	—	—	(29,320)	5,265,446	—
	Restricted Stock Units	5,212,500	—	(1,864,095)	3,449,784	15,567,125
Daniel A. Simkowitz	Morgan Stanley Compensation Incentive Plan	—	—	48	5,639,656	—
	Pre-Tax Incentive Program	—	—	(523,846)	—	1,182,964
	Restricted Stock Units	6,812,500	—	(2,066,023)	3,574,776	17,071,613
(1)
RSU contributions represent the 2021 RSUs that are considered vested at grant for purposes of this proxy statement but are subject to cancellation until the scheduled conversion dates of such awards. The value of the 2021 RSUs in this column (which are also included in the “Stock Awards” column of the “2022 Summary Compensation Table,” “2022 Grants of Plan-Based Awards,” and “2022 Stock Vested”) is based on $100.1202, the volume-weighted average price (VWAP) of the Company’s common stock on the grant date.

(2)
With respect to our cash-based nonqualified deferred compensation plans, represents the change in (i) the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2022 (or, as applicable, the earlier distribution date), without giving effect to any withdrawals or distributions, compared to (ii) the sum of the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2021.

With respect to the RSUs, represents (i) the change in the closing prices of the Company’s common stock on December 30, 2022 (or, if applicable, the earlier distribution date) compared to December 31, 2021 (or, if applicable, the later contribution date), as well as (ii) the amount of the dividend equivalents in the form of additional RSUs credited in 2022 with respect to the award (which are paid to the award holder at the time that the underlying award converts to shares, subject to the same cancellation provisions as the underlying award).
(3)
Represents distributions from our cash-based nonqualified deferred compensation plans and with respect to the RSUs, conversions based on the closing price of the Company’s common stock on the conversion date.

(4)
With respect to our cash-based nonqualified deferred compensation plans, represents the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2022. With respect to the RSUs, represents the number of vested units held by the NEO on December 31, 2022 multiplied by the closing price of the Company’s common stock on December 30, 2022.

The following is a description of the material terms with respect to contributions, earnings and distributions applicable to each of the following cash nonqualified deferred compensation plans and the RSUs referenced in the table above.
MORGAN STANLEY COMPENSATION INCENTIVE PLAN (MSCIP)
Prior to 2020 year end, a portion of a participant’s year-end deferred incentive compensation may be granted under MSCIP. Earnings on MSCIP awards are based on the performance of notional investments available under the plan and selected by the participants. Participants may reallocate such balances periodically, as determined by the plan administrator. Until MSCIP awards reach their scheduled distribution date, they are subject to cancellation and clawback by the Company. As of December 31, 2022, no NEO had any outstanding MSCIP awards.
82 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

PRE-TAX INCENTIVE PROGRAM (PTIP)
Under PTIP, participants were permitted to defer a portion of their cash bonus or commissions for one or more fiscal years. The plan has been closed to new contributions since 2003. Earnings on PTIP contributions are based on the performance of notional investments available under the plan and selected by the participants. Participants could generally elect the commencement date for distributions of their contributions and earnings and the number of annual installments over which to receive distributions (generally, 5, 10, 15 or 20 years). Subject to earlier distribution on death or termination of employment due to disability, no distributions may begin prior to the attainment of age 55 and prior to termination of employment.
RESTRICTED STOCK UNITS (RSUs)
RSUs are granted under the Morgan Stanley Equity Incentive Compensation Plan or another Company equity plan as determined by the CMDS Committee. Each RSU constitutes a contingent and unsecured promise of the Company to pay the holder one share of Company common stock on the conversion date of the RSU. The RSUs included in this table are considered vested; however, the RSUs are subject to cancellation and clawback if a cancellation or clawback event occurs at any time prior to the scheduled conversion date. The cancellation and clawback events applicable to RSUs held by our NEOs are described in the CD&A and in “Potential Payments upon Termination or Change in Control.”
Potential Payments upon Termination or Change in Control
This section describes and quantifies the benefits and compensation to which each NEO would have been entitled under our existing plans and arrangements if the NEO’s employment had terminated or if the Company had undergone a change in control, in each case on December 31, 2022.
1. General Policies
NO SPECIAL SEVERANCE PAYMENTS
Our NEOs would be entitled to a cash severance payment under the broad-based Morgan Stanley Severance Pay Plan (Severance Plan) in connection with an involuntary termination of employment other than for cause, subject to the NEO executing a release agreement in a form satisfactory to the Company, on the same basis as all other employees. The NEOs are not entitled to any additional or enhanced cash severance payments upon any termination of employment under the Severance Plan or otherwise, or to excise tax protection upon a change in control of the Company.
NO ENHANCED TERMINATION PAYMENTS OR BENEFITS
NEOs are entitled to receive post-termination benefits that are generally available to all salaried employees, such as death, disability and post-retirement welfare benefits, and are eligible for Company-paid retiree medical coverage under the Morgan Stanley Grandfathered Retiree Medical Plan for themselves and eligible dependents following any termination of employment with three years of service. Following termination of employment, the NEOs are also entitled to amounts, to the extent vested, due under the terms of our pension arrangements, as described under “2022 Pension Benefits,” and our nonqualified deferred compensation plans, as described under “2022 Nonqualified Deferred Compensation.” Our NEOs are not entitled to special or enhanced termination benefits under our pension and nonqualified deferred compensation plans as compared to other employees.
CANCELLATION AND CLAWBACK OF DEFERRED COMPENSATION
Even if an NEO is considered vested in a deferred incentive compensation award, the award may be subject to cancellation through the distribution date in the event the NEO engages in a cancellation event or if a clawback event occurs. In general, a cancellation event includes: engaging in competitive activity during a specified period following a voluntary termination of employment; engaging in cause (i.e., a breach of the NEO’s obligation to the Company, including a failure to comply with internal policies or compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties); improper disclosure of the Company’s proprietary information; solicitation of Company employees, clients or customers
MORGAN STANLEY 2023 PROXY STATEMENT 83

Compensation Matters

during, and within a specified period following termination of, employment; the making of unauthorized disclosures or disparaging or defamatory comments about the Company; resignation from employment without providing the Company proper advance notice; or the failure to cooperate with or assist the Company in connection with investigations, regulatory matters, lawsuits or arbitrations following termination of employment.
Clawback of deferred compensation awards by the Company can be triggered through the applicable scheduled distribution date if the NEO had significant responsibility for a material adverse outcome for the Company or any of its businesses or functions, even absent misconduct, or if the NEO’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Company’s consolidated financial results, violates the Company’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the NEO was paid and the NEO operated outside of internal control policies. Further, shares resulting from the conversion of LTIP awards are subject to clawback by the Company in the event the Company’s achievement of the specified goals was based on materially inaccurate financial statements or other performance metric criteria.
NOTICE AND NON-SOLICITATION AGREEMENTS
In addition to the cancellation and clawback events described above, each NEO is party to a Notice and Non-Solicitation Agreement that provides for injunctive relief and cancellation of deferred compensation awards if the NEO does not provide 180 days’ advance notice prior to a resignation or if the NEO improperly solicits the Company’s employees, clients or customers at any time during employment or the 180 days following termination of employment.
84 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

2. Termination of Employment / Change in Control
The table below sets forth, as of December 31, 2022, the value of the outstanding unvested deferred compensation awards held by the NEOs, cash severance entitlements, and the present value of coverage under the Morgan Stanley Grandfathered Retiree Medical Plan.
Termination Reason	Name	Unvested RSUs(1) ($)	Unvested LTIP Awards and Related Dividend Equivalents(2) ($)	Retiree Health Coverage(3) ($)	Cash Severance (Involuntary only)(4) ($)
Involuntary (not due to a cancellation event) / Disability / Retirement / In connection with a Change in Control / Death / Governmental Service Termination	James P. Gorman	—	50,292,333	204,505	200,000
	Sharon Yeshaya	—	2,242,047	1,068,507	200,000
	Edward N. Pick	—	24,326,717	837,507	200,000
	Andrew M. Saperstein	—	14,764,629	806,927	200,000
	Daniel A. Simkowitz	—	12,293,444	647,829	200,000
(1)
Our NEOs are retirement-eligible for purposes of their outstanding RSU awards, which are therefore considered vested for purposes of this proxy statement. Amounts are payable on the scheduled distribution dates, subject to cancellation and clawback provisions, except that RSUs are payable upon death, a governmental service termination, or a termination in connection with a change in control. Amounts payable with respect to a termination in connection with a change in control are conditioned upon the termination occurring within 18 months of the change in control as a result of (i) the Company terminating the NEO’s employment under circumstances not involving any cancellation event, (ii) the NEO resigning from employment due to a materially adverse alteration in job responsibilities, or (iii) a change in the NEO’s principal place of employment of more than 75 miles from the current location. A “change in control” generally means a significant change in the share ownership of the Company or composition of the Board. Governmental service termination treatment is conditioned upon satisfactory proof of a conflict of interest that necessitates divestiture of the awards and executing an agreement to repay amounts vested in connection with such termination if the NEO engages in any cancellation event.

(2)
Our NEOs are retirement-eligible for purposes of their LTIP awards; however, such awards are not considered vested for purposes of this proxy statement until the end of the performance period because these awards only deliver value if the Company achieves objective performance goals over such performance period. Amounts shown in the table reflect performance through December 31, 2022 (the quarter ending simultaneously with the effective date of the termination), which, with the exception of a termination in connection with a change in control, is a substitute for performance through the three-year performance period, which would not be known until the end of such period. To facilitate timely payment of LTIP awards upon death or a governmental service termination as of December 31, 2022, amounts payable with respect to the 2021 LTIP awards would instead reflect Company performance through September 30, 2022 (the quarter ending with or before the date of the termination for which the Company’s earnings information has been released), and amounts payable with respect to the 2022 LTIP awards would reflect the awards’ target value, per the award terms, as follows: $46,040,106 for Mr. Gorman; $1,793,638 for Ms. Yeshaya; $22,410,574 for Mr. Pick; $13,267,871 for Mr. Saperstein; and $11,290,923 for Mr. Simkowitz. For purposes of valuing LTIP awards, we have assumed a per share value of $85.02, the closing price of the Company’s common stock on December 30, 2022.

(3)
Each NEO, having met the service requirement, is eligible to elect retiree medical, dental and/or vision coverage under the Morgan Stanley Grandfathered Retiree Medical Plan and Health Benefits and Insurance Plan for themselves and their eligible dependents following a termination of employment for any reason. The present value is calculated assuming each NEO began retiree medical, dental and vision coverage on December 31, 2022 and elected their current dependent coverage type. The present value is based on the Pri-2012 white collar mortality tables (headcount-weighted), projected generationally from 2012 to 2017 using Scale MP-2021, then multiplied by a factor of 91%, and projected generationally from 2017 using the standard version of Scale MP-2021, a discount rate of 5.06%, a medical inflation rate for 2023-2024 of 6.68% pre-65 and 6.76% post-65 with ultimate rates of 4.48% pre-65 and 4.45% post-65 reached by 2032, an annual dental inflation rate of 3%, and an annual vision inflation rate of 3%.

(4)
Represents amounts payable under the Company’s broad-based Severance Pay Plan, which are due only upon an involuntary termination not involving cause, subject to the NEO signing a release in a form satisfactory to the Company.

Compensation Ratio Disclosure
The ratio between the CEO’s total annual compensation and the median annual total compensation of all other employees of the Company reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on the Company’s compensation records and the methodology described below. Because SEC rules for identifying the median compensated employee for purposes of this disclosure allow companies to adopt various methodologies and utilize various assumptions, the ratio reported by other companies may not be comparable to the ratio reported by the Company.
MORGAN STANLEY 2023 PROXY STATEMENT 85

Compensation Matters

For 2022, our last completed fiscal year, the median of the annual total compensation of all employees of the Company (other than the CEO) was $143,794 and the annual total compensation of our CEO, as reported in the “2022 Summary Compensation Table,” was $39,398,905. Based on this information, for 2022, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees of the Company was 274 to 1.
To identify the median of the annual total compensation of all employees of the Company, we took the following steps:
1.
The pay ratio rule gives companies the ability to make the median employee determination only once every three years, and we did not make a new median employee determination for 2022. The median employee determination for 2020 is described below.

•
We measured the employee population of the Company as of December 31, 2020 and included all employees of Morgan Stanley and its consolidated subsidiaries globally. We did not include independent contractors and leased employees. Although our employee population varies slightly from the employee population in our December 31, 2020 determination, there have not been any changes that we reasonably believe would significantly impact our pay ratio disclosure.

•
We selected annual total reward awarded in respect of 2020 as the consistently applied compensation measure used to identify the employee with the median of the annual total compensation of all employees (the median employee). Annual total reward consists of fixed compensation (e.g., base salary and allowances) and annual incentive compensation delivered in cash or equity and other variable compensation analogous to annual incentive compensation (e.g., commissions). We annualized the compensation of all permanent employees who were employed for less than the full fiscal year. We did not make any cost-of-living adjustments in identifying the median employee. Our median employee for 2020 served in a similar role in 2022 and had his or her compensation adjusted based on his or her performance in that role. We determined that changes in our median employee’s compensation arrangements for 2022 did not result in a significant change to our pay ratio disclosure and, therefore, that it was reasonable to utilize our median employee for our pay ratio disclosure for 2022.

2.
Once we identified that our median employee selected in 2020 was still reasonable for 2022 disclosure, we calculated the median employee’s annual total compensation for 2022 in accordance with the Summary Compensation Table requirements.

86 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

Pay versus Performance
Pursuant to SEC rules, the 2023 “Pay versus Performance” disclosure is required to include the following: (1) tabular compensation and performance disclosure for 2020, 2021, and 2022 (the PvP Table), (2) an unranked list of three to seven performance measures that the Company considers to be its most important measures used to align compensation actually paid to the NEOs for 2022 to Company performance (the PvP Measures), and (3) a clear description of the relationship between the “Compensation Actually Paid” in the PvP Table and each of the company-selected performance measures in the PvP Table, the Company’s Net Income and the Company’s TSR, and between the Company’s TSR and the Peer Group TSR, in each case over 2020-2022 (the PvP Relationship Disclosure). A detailed discussion of the CMDS Committee’s decisions regarding the compensation awarded to the NEOs for 2022 performance can be found in the CD&A.
PvP TABLE
Pursuant to SEC rules, the PvP Table is required to include for each year “Compensation Actually Paid” (CAP) to the CEO and the average CAP to the non-CEO NEOs. CAP is an SEC defined term that represents a new calculation of compensation that differs from compensation paid during the year, as well as the Summary Compensation Table (SCT) calculation of compensation, as detailed in footnote 1 of this PvP Table, and the way in which the CMDS Committee views annual compensation decisions, as discussed in Section 4.1 of the CD&A. For example, the CAP calculation for a given year includes the change in fair value of multiple years of equity grants that are outstanding and unvested during the year, or which vested during the year, whereas the SCT calculation includes only the fair value of equity awards granted during the year. The CAP calculation also includes the value of dividend equivalents accumulated on unvested equity awards, whereas the SCT calculation does not. These differences result in a CAP calculation that is significantly impacted by changes in stock price and other projected performance results and may be significantly higher or lower than the corresponding SCT calculation. It is also important to note that outstanding equity awards may be represented in more than one year of the table, as demonstrated in the supplemental table to footnote 1 to the PvP Table.
Equity grants (RSU and LTIP awards) constitute a meaningful portion of compensation for the CEO and other NEOs. The value of equity grants will not be realized before the scheduled payment date (generally three years from grant) and the ultimate value of such awards is subject to changes in stock price. LTIP awards are further subject to the results of pre-determined three-year performance objectives. LTIP awards are earned based 50% on performance against Company ROE or ROTCE goals and 50% on the Company’s TSR relative to the TSR of the S&P 500 Financials Sector Index. While each participant was awarded a target number of LTIP performance units, the actual number of performance units earned could vary from zero up to 1.5 times target, if performance objectives are meaningfully exceeded, and no participant will receive any portion of the LTIP award if the threshold performance objectives are not met. (For a summary of historical LTIP program performance, see Section 4.3 of the CD&A.) In addition, equity awards are subject to cancellation upon certain events before they convert to shares of Company common stock. The CEO and other NEOs are also subject to an Equity Ownership Commitment and are not able to sell, transfer or otherwise dispose of all of the shares of Company common stock received upon conversion of equity awards (See “Ownership of our Stock – Executive Equity Ownership Commitment”).
MORGAN STANLEY 2023 PROXY STATEMENT 87

Compensation Matters

					Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)(4)	Net Income (5)	Return on Tangible Common Equity(6)
Year	($)	($)	($)	($)	($)	($)	($MM)	(%)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	39,398,905	31,379,534	20,366,692	18,320,165	181	118	11,179	15.3
2021	34,941,635	81,936,888	17,590,506	28,214,797	202	132	15,120	19.8
2020	29,558,524	55,366,935	14,665,167	21,282,504	138	98	11,179	15.2
(1)	To calculate CAP, the following amounts were deducted from and added to SCT total compensation to the CEO and the non-CEO NEOs, as reported in columns (b) and (d), respectively:
CEO SCT Total to CAP to CEO Reconciliation(i)
	2022 ($)	2021 ($)	2020 ($)
CEO SCT TOTAL	39,398,905	34,941,635	29,558,524
Deductions for Amounts Reported Under “Stock Awards” Column in SCT(ii)	30,355,752	24,553,943	20,048,178
Deduction for “Change in Pension Value” Reported Under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column in SCT	—	2,487	13,833
TOTAL DEDUCTIONS	30,355,752	24,556,430	20,062,011
Increase for Fair Value of Awards Granted During the Year That Vest During the Year(iii)	5,025,000 (2021 RSU)	7,875,000 (2020 RSU)	6,375,000 (2019 RSU)
Increase for Year-End Fair Value of Awards Granted During the Year That Remain Unvested as of Year End(iv)	21,488,784 (2022 LTIP)	27,621,760 (2021 LTIP)	17,799,284 (2020 LTIP)
Change in Fair Value From Prior Year End to Current Year End of Awards Granted Prior to Year That Were Outstanding and Unvested as of Year End(v)	(2,916,102) (2021 LTIP)	14,593,707 (2020 LTIP)	10,966,944 (2019 LTIP)
Change in Fair Value From Prior Year End to Vesting Date of Awards Granted Prior to Year That Vested During the Year(vi)	(3,890,745) (2020 LTIP)	18,890,359 (2019 LTIP)	9,075,237 (2018 LTIP)
Increase for Dividends Paid During the Year Prior to Vesting Date of Award(vii)	2,629,445	2,570,858	1,653,956
TOTAL ADDITIONS	22,336,382	71,551,683	45,870,422
CAP to CEO	31,379,534	81,936,888	55,366,935
(i)
The amounts reported under the “Option Awards” Column in the SCT, the incremental fair value of awards modified during the year, the fair value of awards granted prior to the year that were forfeited during the year, and the “Service Cost” and “Prior Service Cost” for Pension Plans are $0 for all years shown.

(ii)
Pursuant to SEC rules, the SCT is required to include for a particular year only those equity awards granted during the year, rather than awards granted after the particular year end that were awarded for performance during the particular year. Our annual equity awards relating to performance in a year are made in the following January, shortly after year end.

(iii)
Pursuant to SEC rules, includes the grant date fair value of RSU awards granted and vested in each year shown for performance in the prior year. RSU awards are generally granted and vested in January of each year for performance in the prior year.

(iv)	Pursuant to SEC rules, includes the year-end fair value of the outstanding unvested LTIP award granted in January of the year shown.
(v)	Pursuant to SEC rules, includes the change in fair value of the outstanding unvested LTIP award for each year shown.
(vi)	Pursuant to SEC rules, includes the change in fair value of the outstanding LTIP award that vested at year end for each year shown.
(vii)	Reflects the value of dividend equivalents accumulated on outstanding unvested LTIP awards during the year shown.
88 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

The fair value of LTIP awards is determined in a manner consistent with that disclosed in consolidated financial statements included in the 2022 Form 10-K. The 50% of the LTIP awards that are earned based on performance against pre-determined Company ROE or ROTCE goals (the Performance Condition) are valued at the probable outcome of the Performance Condition and the Company’s closing share price at each measurement date. The 50% of the LTIP awards that are earned based on the Company’s TSR relative to the TSR of the S&P 500 Financials Sector Index (a market-based condition) are valued using a Monte Carlo valuation model at each measurement date. The table below sets out the range of assumptions applied in the Monte Carlo valuation model for each measurement date relevant to the CAP table.
	Risk-Free interest	Expected stock price volatility	Correlation coefficient
December 31, 2022	4.36% - 4.67%	29.25 - 32.11	0.859 - 0.871
December 31, 2021	0.39% - 0.73%	26.03 - 44.29	0.840 - 0.918
December 31, 2020	0.10% - 0.13%	43.53 - 57.04	0.924 - 0.964
December 31, 2019	1.57% - 1.58%	23.30 - 25.43	0.875 - 0.895
Average Non-CEO NEOs SCT Total to Average CAP to Non-CEO NEOs Reconciliation(i)
	2022 ($)	2021 ($)	2020 ($)
Average Non-CEO NEOs SCT TOTAL	20,366,692	17,590,506	14,665,167
Deductions for Amounts Reported Under “Stock Awards” Column in SCT	12,591,183	9,376,344	6,297,732
Deduction for “Change in Pension Value” Reported under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column in SCT	—	—	50,313
TOTAL DEDUCTIONS	12,591,183	9,376,344	6,348,045
Increase for Fair Value of Awards Granted During the Year That Vest During the Year	5,379,048 (2021 RSU)	5,285,452 (2020 RSU)	2,517,500 (2019 RSU)
Increase for Year-End Fair Value of Awards Granted During the Year That Remain Unvested as of Year End	6,118,256 (2022 LTIP)	6,804,598 (2021 LTIP)	4,920,979 (2020 LTIP)
Change in Fair Value From Prior Year End to Current Year End of Awards Granted Prior to Year That Were Outstanding and Unvested as of Year End	(735,969) (2021 LTIP)	3,227,785 (2020 LTIP)	2,946,120 (2019 LTIP)
Change in Fair Value From Prior Year End to Vesting Date of Awards Granted Prior to Year That Vested During the Year(ii)	(877,325) (2020 LTIP)	4,106,761 (2019 LTIP)	2,153,144 (2018 LTIP)
Increase for Dividends Paid During the Year Prior to Vesting Date of Award	660,646	576,040	427,639
TOTAL ADDITIONS	10,544,656	20,000,635	12,965,381
CAP to Non-CEO NEOs	18,320,165	28,214,797	21,282,504
(i)	See notes (i) through (vii) to the “CEO SCT Total to CAP Reconciliation” Table in this footnote 1 above.
(ii)	For 2021, also includes multiple RSU awards for one NEO that vested in 2021 due to achieving FCR eligibility.
(2)	The Non-CEO NEOs reflected in columns (d) and (e) represent the following individuals for each of the years shown:
2022	Sharon Yeshaya, Edward N. Pick, Andrew M. Saperstein, Daniel A. Simkowitz
2021	Sharon Yeshaya, Jonathan M. Pruzan, Edward N. Pick, Andrew M. Saperstein, Daniel A. Simkowitz
2020	Jonathan M. Pruzan, Edward N. Pick, Andrew M. Saperstein, Daniel A. Simkowitz
(3)
TSR represents cumulative TSR over the following measurement period: (1) for 2022, December 31, 2019 to December 31, 2022; (2) for 2021, December 31, 2019 to December 31, 2021; and (3) for 2020, December 31, 2019 to December 31, 2020. For the Peer Group, the TSR is a weighted peer group TSR, weighted according to the respective peer companies’ stock market capitalization at the beginning of each period for which a return is calculated.

(4)	The Peer Group is the S&P Financials Sector Index, the same index that the Company uses for purposes of the stock performance graph required under Item 201(e)(1)(ii) of Regulation S-K.
(5)	Net Income represents net income as presented in Morgan Stanley’s financial statements.
(6)
Return on average tangible common equity (ROTCE) represents net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.

MORGAN STANLEY 2023 PROXY STATEMENT 89

Compensation Matters

PvP MEASURES
Pursuant to SEC rules, the three measures listed below represent an unranked list of the most important measures the Company used to align compensation actually paid to the NEOs for 2022 and Company performance. While these measures are the most important measures the Company used to align compensation actually paid to the NEOs for 2022 and Company performance, additional financial and other measures were also used to align pay and performance as further described in Sections 3.1 and 3.2 of the CD&A.
Return on Tangible Common Equity
Total Shareholder Return
Efficiency Ratio
PvP RELATIONSHIP DISCLOSURE
As show in the table below, the Company’s cumulative TSR is significantly greater than the cumulative TSR of the S&P Financials Sector Index (the PvP Peer Group) as each is calculated in accordance with SEC rules for the PvP Table for each of the periods shown. The Company’s strategic acquisitions of E*TRADE and Eaton Vance, as well as the achievement of other long-term strategic objectives led by the CEO and the Company’s Operating Committee, of which the NEOs are a part, were significant contributors to the Company’s stock price outperformance.
As shown in the table below, year over year changes to the CAP to CEO and the Average CAP to Non-CEO NEOs between 2020 and 2021 and between 2021 and 2022 generally correlate to changes in the Company’s cumulative TSR (as calculated pursuant to SEC rules for the PvP table), Net Income and ROTCE for the same periods. The Company delivered strong Net Income and ROTCE growth, and significant stock appreciation and returns to shareholders, over these periods. The table below shows that CEO and Average Non-CEO NEO compensation (as reported in SCT) changes were in line with changes in the Company’s Net Income and ROTCE, while changes in the value of the CAP to CEO and the Average CAP to Non-CEO NEOs were impacted by the following factors: dividends/change in pension value, and changes in fair value of equity awards (e.g., due to performance conditions of performance-based equity and share price).
	CEO PvP Relationship					Non-CEO NEO PvP Relationship
($MMs)	2020	2021	2022	2021 vs 2020	2022 vs 2021	2020	2021	2022	2021 vs 2020	2022 vs 2021
COMPENSATION ACTUALLY PAID (CAP)
Compensation Excluding Equity Awards	10	10	9	9%	(13)%	8	8	8	(2)%	(5)%
Equity Awards Granted During the Year(1)	20	25	30	22%	24%	6	9	13	49%	34%
Impact of Changes in Fair Value(2)	26	47	(8)	82%	(117)%	7	11	(2)	61%	(119)%
Dividends / Changes in Pension Value	2	3	3	57%	2%	1	1	1	53%	15%
Impact on Outstanding LTIP Awards
Share Price	16	30	(12)	91%	(140)%	4	7	(3)	67%	(144)%
Performance Conditions	8	14	1	69%	(90)%	2	3	0	49%	(89)%
CAP to CEO/Non-CEO NEO	55	82	31	48%	(62)%	21	28	18	33%	(35)%

PERFORMANCE MEASURES FOR CEO/NON-CEO NEO
MS Net Income (Billions)	11	15	11	39%	(28)%
MS ROTCE (%)	15.2%	19.8%	15.3%	460bps	-450bps
MS Total Shareholder Return (TSR)(3)	138	202	181	46%	(10)%
Peer Group Cumulative TSR(3)	98	132	118	35%	(11)%
(1)	As reported in the SCT
(2)	For 2021, also includes multiple RSU awards for one NEO that vested in 2021 due to achieving FCR eligibility
(3)	Value of initial fixed $100 investment
90 MORGAN STANLEY 2023 PROXY STATEMENT

Compensation Matters

The correlation between changes in the CAP to CEO and the Average CAP to Non-CEO NEOs and changes in the Company’s cumulative TSR, Net Income and ROTCE for the periods shown in the table is due in part to the Company’s use of equity incentives that are directly tied to stock price and, in particular, LTIP awards that are also directly tied to Company financial performance and constitute a significant portion of incentive compensation for the CEO (60% for 2022) and non-CEO NEOs (30% on average for 2022). Pursuant to SEC rules, the CAP calculation for the fair value of unvested LTIP awards is based on the stock price and the probable outcome of the Performance Conditions at the end of each year of the performance period. For LTIP awards included in CAP, one half of the target award is earned based on the Company’s average ROE or ROTCE over the three-year performance period; therefore, increases in Company ROE/ROTCE result in increases in CAP values and decreases in Company ROE/ROTCE result in decreases in CAP values. Because the LTIP is equity-based, increases in Company stock price result in increases in TSR and increases in CAP values and decreases in Company stock price result in decreases in TSR and decreases in CAP values. Unlike LTIP awards, RSUs do not significantly influence the correlations shown in the above table because, pursuant to SEC rules, the CAP calculations for the fair value of unvested RSU awards are generally fixed at the grant date fair value of the awards at the beginning of each year due to FCR eligibility under the award terms and deemed vesting at grant. The Company’s ROTCE is a performance priority that is used as a factor in determining incentive compensation for the CEO and Non-CEO NEOs. The Company does not use Net Income to determine compensation levels or LTIP award pay-outs.
The use of LTIP awards is also responsible in part for the significant variation between the SCT and CAP values in the PvP Table. As described above, pursuant to SEC rules, the CAP calculation for the value of unvested LTIP awards is based on the stock price and the probable outcome of the Performance Conditions at the end of each year of the performance period and is reported for each year during which the award is outstanding and unvested, whereas the SCT calculation for the unvested LTIP awards is based on the stock price on the grant date, which is generally at the beginning of the year, and is reported only for the year during which the award is granted. This means that in a year in which Company stock price improves, the CAP amount will be outsized compared to the corresponding SCT amount. Further, because the CEO receives a substantially larger proportion of his compensation in LTIP awards as compared to the non-CEO NEOs, the variability for any given year between CAP to the CEO and the SCT Total for the CEO is larger than the variability between CAP to Non-CEO NEOs and the Average SCT Total for the Non-CEO NEOs. For example, for 2022, 40% of the CEO’s equity incentives are earned based on ROTCE and on average 25% of the Non-CEO NEOs’ equity incentives are based on ROTCE, therefore, the impact of ROTCE on CAP to CEO — both positive and negative — is more pronounced as compared to the impact to the Average CAP to the Non-CEO NEOs.
Commitment to Equitable Compensation Practices
Attracting, retaining and advancing under-represented talent is a priority for the Company, and a key aspect to this is ensuring that women and all other under-represented groups are rewarded equitably. Morgan Stanley has robust compensation practices that help ensure that compensation and reward decisions are made fairly and consistently and are based on an individual’s role, performance and experience. The Company reviews compensation decisions for employees on an ongoing basis, including at the point of hire as well as during our annual compensation process, to help ensure that individual compensation decisions are in line with this philosophy. A diverse workforce is key to our success, and consistent with that, we are committed to continually assessing our rewards structure and decisions to help ensure equity in pay for all employees.
MORGAN STANLEY 2023 PROXY STATEMENT 91

Ownership of Our Stock
Executive Equity Ownership Commitment
Members of the Company’s Operating Committee are subject to an Equity Ownership Commitment. The Equity Ownership Commitment requires each of our CEO, CFO and Co-Presidents (collectively, Covered Officers) to achieve ownership of a number of shares of common stock and equity awards with a value equal to a specified multiple of his or her base salary within five years. Our CEO is required to achieve ownership of shares of common stock and equity awards with a value equal to 10 times his base salary and each other Covered Officer is required to achieve ownership of shares of common stock and equity awards with a value equal to six times his or her base salary. Unearned performance stock units are not counted for purposes of the stock ownership requirement. In addition, Operating Committee members (including all executive officers) are required to retain common stock and equity awards equal to a percentage of common stock received from equity awards (less allowances for the payment of any option exercise price and taxes) granted to them for service on the Operating Committee (Equity Award Shares, and such service, Covered Service) as follows:
•
Our CEO is required to retain 75% of Equity Award Shares acquired pursuant to equity awards granted in respect of any performance year prior to and including the fifth year of Covered Service as CEO and 50% of Equity Award Shares acquired pursuant to equity awards granted in respect of any performance year following the fifth year of Covered Service as CEO.

•
Each of our other Operating Committee members is required to retain 50% of Equity Award Shares acquired from equity awards granted in respect of any performance year prior to and including the fifth year of Covered Service and 33% of Equity Award Shares acquired pursuant to equity awards granted in respect of any performance year following the fifth year of Covered Service; provided that Operating Committee members who are Covered Officers must retain 75% of all Equity Award Shares until the applicable ownership requirement is met.

This commitment ties a portion of our Operating Committee members’ net worth to the Company’s stock price and provides a continuing incentive for them to work toward superior long-term stock price performance. Exceptions to the Equity Ownership Commitment are subject to the approval of the CMDS Committee. None of our executive officers currently have prearranged trading plans under SEC Rule 10b5-1.
Director Equity Ownership Requirement
Our Corporate Governance Policies require each independent director to retain ownership of a number of shares of Morgan Stanley common stock and equity awards with a value equal to five times the annual cash Board retainer, and to retain 100% of his or her Morgan Stanley stock unit awards (on an after-tax basis) until such ownership requirement is met. In addition, as discussed under “Director Compensation,” our independent directors generally receive an equity award upon initial election to the Board and receive an annual equity award thereafter with a grant date fair value of $260,000 (prorated in the case of the initial award) as part of their director compensation. Fifty percent of each equity award granted to our independent directors does not become payable until the director retires from the Board (and may be deferred beyond retirement at the director’s election). We believe these equity ownership opportunities and requirements enhance the alignment of independent directors’ interests with the long-term interests of our shareholders.
Prohibition Against Pledging and Hedging
Company policy prohibits directors, officers as defined by Section 16 of the Securities Exchange Act of 1934, including the Company’s executive officers, and other members of the Company’s Operating Committee from pledging, selling short, engaging in hedging strategies or trading derivatives involving Morgan Stanley securities,
92 MORGAN STANLEY 2023 PROXY STATEMENT

Ownership of Our Stock

including securities granted in connection with compensation or otherwise held. Company policy permits other employees to transact in covered calls and protective puts with respect to currently owned and saleable Morgan Stanley shares, subject to varying holding and window period requirements. No employee may hedge or pledge the value of outstanding restricted stock units, performance stock units or other equity-based compensation awards.
Stock Ownership of Executive Officers and Directors
The following table sets forth the beneficial ownership of common stock as of February 28, 2023 by our CEO and the other executive officers named in the “2022 Summary Compensation Table” (our NEOs), directors and by all of our directors and executive officers as a group. As of February 28, 2023, none of the common stock beneficially owned by our directors and current executive officers was pledged.
Name	Common Stock(1)	Underlying(2) Stock Units	Subject to Rights To Acquire Within 60 Days	Total(3)
NAMED EXECUTIVE OFFICERS
James P. Gorman	1,108,801	154,973	49,564(4)	1,313,338
Sharon Yeshaya	8,833	65,650	—	74,483
Edward N. Pick	456,223	250,186	—	706,409
Andrew M. Saperstein	40,454	191,911	—	232,365
Daniel A. Simkowitz	137,829	218,415	—	356,244
DIRECTORS
Alistair Darling	10,036	24,617	—	34,653
Thomas H. Glocer	8,780	93,865	—	102,645
Robert H. Herz	23,274	64,489	—	87,763
Erika H. James	416	3,434	—	3,850
Hironori Kamezawa(5)	—	—	—	—
Shelley B. Leibowitz(6)	33,907	6,071	—	39,978
Stephen J. Luczo	230,840	11,006	—	241,846
Jami Miscik	22,820	30,830	—	53,650
Matsuo Miyachi(5)	—	—	—	—
Dennis M. Nally	15,060	19,595	—	34,655
Mary L. Schapiro	3,152	24,706	—	27,858
Perry M. Traquina	—	69,438	—	69,438
Rayford Wilkins, Jr.	28,772	36,089	—	64,861
ALL DIRECTORS AND EXECUTIVE OFFICERS AS OF FEBRUARY 28, 2023 AS A GROUP (21 PERSONS)	2,486,815	1,551,043	49,564	4,087,422
(1)
Each director, NEO and executive officer has sole voting and investment power with respect to his or her shares of common stock beneficially owned, except with respect to 8,733 shares owned indirectly by Ms. Yeshaya through a trust.

(2)
Shares of common stock held in a trust (Trust) corresponding to outstanding RSUs. Directors and executive officers may direct the voting of the shares corresponding to such RSUs. Voting by executive officers is subject to the provisions of the Trust, as described in “Information about the Annual Meeting — How Do I Submit Voting Instructions for Shares Held in Employee Plans?” Excludes LTIP awards because executive officers may not direct the voting of any shares corresponding to such awards prior to settlement of the award.

(3)
Each NEO and director beneficially owned less than 1% of the shares of common stock outstanding. All executive officers and directors as a group as of February 28, 2023 beneficially owned less than 1% of the common stock outstanding.

MORGAN STANLEY 2023 PROXY STATEMENT 93

Ownership of Our Stock

(4)	Shares of common stock held in a trust with an independent trustee with respect to which Mr. Gorman has the right to exchange for other assets.
(5)
Messrs. Kamezawa and Miyachi were designated by MUFG and elected to the Board pursuant to the Investor Agreement. Neither director is compensated by Morgan Stanley for his Board service. See “Principal Shareholders” regarding MUFG’s beneficial ownership of Company common stock.

(6)
Ms. Leibowitz also holds shares of the following series of Non-Cumulative Preferred Stock: Series A – 31 shares; Series E – 90 shares; Series F – 57 shares; Series I – 37 shares; Series K – 67 shares; and Series L – 20 shares. Ms. Leibowitz beneficially owns less than 1% of the preferred shares of each series.

Principal Shareholders
The following table contains information regarding the only persons we know of that beneficially own more than 5% of our common stock.
	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent(1)
MUFG(2) 7-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8330, Japan	378,708,971	22.6%
State Street(3) One Lincoln Street Boston, MA 02111	120,966,594	7.2%
Vanguard(4) 100 Vanguard Boulevard Malvern, PA 19355	112,674,113	6.7%
BlackRock(5) 55 East 52nd Street New York, NY 10055	89,304,670	5.3%
(1)
Percentages based upon the number of shares of common stock outstanding as of the record date, March 20, 2023, and the beneficial ownership of the principal shareholders as reported in SEC filings in notes 2 through 5 below.

(2)
Based on the Schedule 13D/A filed August 8, 2022 by MUFG (as of August 8, 2022). The Schedule 13D/A discloses that MUFG beneficially owned 378,708,971 shares and had sole voting power and sole dispositive power with respect to such shares. The Schedule 13D/A also disclosed that of the 378,708,971 shares, 1,623,804 shares were held solely in a fiduciary capacity by certain affiliates of MUFG as the trustee of trust accounts or the manager of investment funds, other investment vehicles and managed accounts as of August 3, 2022, and that MUFG disclaims beneficial ownership of such shares.

(3)
Based on the Schedule 13G/A filed February 9, 2023 by State Street and State Street Global Advisors Trust Company, each acting in various fiduciary and other capacities (as of December 31, 2022). The Schedule 13G/A discloses that State Street had shared dispositive power as to 120,747,195 shares and shared voting power as to 113,410,907 shares and that State Street Global Advisors Trust Company beneficially owned 96,422,247 shares and had shared dispositive power as to 96,413,342 shares and shared voting power as to 92,076,628 shares.

(4)
Based on the Schedule 13G/A filed February 9, 2023 by Vanguard (as of December 30, 2022). The Schedule 13G/A discloses that Vanguard had sole voting power as to zero shares and sole dispositive power as to 107,189,825 shares and shared voting power as to 1,812,693 shares and shared dispositive power as to 5,484,288 shares.

(5)
Based on the Schedule 13G/A filed February 7, 2023 by BlackRock (as of December 31, 2022). The Schedule 13G/A discloses that BlackRock had sole voting power as to 80,050,731 shares and sole dispositive power as to 89,304,670 shares.

94 MORGAN STANLEY 2023 PROXY STATEMENT

Other Company Proposal
Item 4
Company Proposal to Vote on the Frequency of Holding a Non-Binding Advisory Vote on the Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Vote)
Our Board unanimously recommends that you vote “FOR” the option of once every “1 YEAR” as the frequency with which shareholders are provided a non-binding advisory vote on executive compensation.
As required by Section 14A of the Securities Exchange Act of 1934, this proposal enables our shareholders to indicate their preference for holding future advisory votes on the compensation of our named executive officers (such as Item 3 included in this proxy statement) every one, two or three years. This non-binding “frequency” vote is required at least once every six years and will be held again at the Company’s 2029 annual meeting of shareholders.
After careful consideration, our Board has determined that holding an annual advisory vote on executive compensation is the most appropriate alternative for the Company at this time, and recommends that you vote for a one-year interval for the advisory vote on executive compensation. While the Company’s executive compensation program is designed to promote a long-term connection between pay and performance, our Board recognizes that an annual advisory vote on executive compensation will allow our shareholders to provide us every year with their view on our compensation philosophy, policies and practices as disclosed annually in the proxy statement. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking the views of, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting. Because this vote is advisory, the result will not be binding on the Board in any way, although the Board will consider the outcome of the vote and disclose its decision as to frequency by filing a Current Report on Form 8-K following the 2023 annual meeting of shareholders.
Our Board unanimously recommends that you vote for the option of once every “1 YEAR” as the frequency with which shareholders are provided an advisory vote on executive compensation. Proxies solicited by the Board will be voted for “1 YEAR” unless otherwise instructed.
MORGAN STANLEY 2023 PROXY STATEMENT 95

Shareholder Proposals
The Company sets forth below two shareholder proposals and the proponents’ supporting statements. The Board and the Company accept no responsibility for the text of these proposals and supporting statements. The Board recommends that you vote against each of the two shareholder proposals. A proposal may be voted on at the annual meeting only if properly presented by the shareholder proponent or the proponent’s qualified representative.
Item 5
Shareholder Proposal Requesting Adoption of Improved Shareholder Right to Call a Special Shareholder Meeting
Our Board unanimously recommends that you vote “AGAINST” this proposal.
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the beneficial owner of 100 shares of common stock, has notified the Company that he intends to present the following proposal and related supporting statement at the annual meeting.
Proponent’s Statement
Proposal 5 - Adopt Improved Shareholder Right to Call a Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
One of the main purposes of this proposal is to give shareholders who own Morgan Stanley stock in street name the same right to formally participate in calling for a special shareholder meeting as non street name shareholders and to clear up any ambiguity on this right for street name shareholders in the clearest possible everyday language without cumbersome addition steps to the fullest extent possible.
Currently it appears to take the backing of 25% of the non street name Morgan Stanley shareholders in order to call for a special shareholder meeting. All non street name shareholders may be frozen out of the shareholder right to call for a special shareholder meeting. There is no reason to give a greater shareholder voice to non street name shareholders compared to other shareholders.
If street name shareholders are frozen out, and if street name shareholders own 50% of Morgan Stanly stock, it means that 50% of the other shareholders would need to take the tedious steps to call for a special shareholder meeting. It is highly unlikely that this would ever happen and thus a freeze out acts as a poison pill for a so-called right of 25% of shares to call for a special shareholder meeting.
A realistic right for shareholders to call for a special shareholder meeting enables shareholders to replace poor performing directors without the need to wait until the next annual meeting.
One of the main purposes of the right for shareholders to call for a special shareholder meeting is to improve management engagement with shareholders on important challenges facing Morgan Stanley. If shareholders have a realistic right to call for a special shareholder meeting, management will have more of an incentive to genuinely engage with shareholders on matters of critical importance to Morgan Stanley.
Please vote yes:
Adopt Improved Shareholder Right to Call a Special Shareholder Meeting - Proposal 5
96 MORGAN STANLEY 2023 PROXY STATEMENT

Shareholder Proposals

Statement of the Board Recommending a Vote Against this Proposal
The Board believes that this proposal is not in the best interest of Morgan Stanley or its shareholders and opposes this proposal for the reasons discussed below:
•
Our shareholders already have the ability to call a special meeting of shareholders. Our Board recognizes that our shareholders’ ability to call special meetings is a good corporate governance practice that enhances shareholder rights. Accordingly, responsive to a prior proposal submitted by the proponent, our Board approved amendments to our amended and restated Bylaws (Bylaws) to provide that owners of at least 25% of the Company’s common stock may call a special meeting of shareholders. We believe this threshold is appropriate for our investor base (See “Principal Shareholders” herein). Moreover, currently nearly half of the S&P 500 companies require at least 25% ownership threshold to call a special meeting.

•
The Company is committed to active engagement with, and responding to the views and concerns of, our shareholders. Our Board and management recognize the importance of active shareholder engagement and being responsive to shareholder feedback. The Board obtains shareholder input from multiple forums.

°
We provide ample opportunity for our shareholders to raise appropriate matters at our annual meetings. Indeed, shareholders have frequently used our annual meetings to make proposals through the proxy rules, or to communicate their views at the meeting.

°
Our Board maintains open lines of communication with our shareholders throughout the year. The Board has adopted a policy regarding shareholder communications, which is available on the Company’s website, and is committed to adopting and following corporate governance best practices in this area.

°
We share the information gained from shareholder and stakeholder engagements with the Company’s senior management and the Board. We have received valuable feedback and important external viewpoints that inform the Board’s ongoing review of governance and compensation matters. For example, in recent years such input has led to:

•	Enhanced proxy disclosure of our Board evaluation process, director orientation and education, Board succession planning, ESG matters, and the alignment of compensation and performance;
•	Inclusion of a Board matrix in the proxy statement for our annual meetings that shows the gender and race /ethnicity, and skills and attributes for each director nominee;
•	The publication of our annual Diversity and Inclusion Report; and
•	Amendments to the Board’s policies regarding the number of public company boards that our directors may serve on.
•
The Company’s existing governance practices and policies already ensure that our Board is fully accountable to our shareholders. A threshold of less than 25% of the Company’s common stock is unnecessary in light of the extensive governance practices and policies we have adopted in order to ensure that our Board is fully accountable to our shareholders. For instance,

°	We have an Independent Lead Director with expansive duties.
°
We have an experienced and diverse Board, the members of which are all elected annually under a majority voting standard. Over the past three years, the Board as a whole has been elected by an average of approximately 99% of the votes cast.

°	Any shareholder may suggest a director candidate to our Governance and Sustainability Committee at any time for consideration.
°	The Company’s amended and restated certificate of incorporation does not include any super-majority vote provisions. All Company and shareholder proposals are subject to simple majority standards.
°	We proactively adopted proxy access provisions.
°	We do not have a “poison pill” in effect.
°	We maintain robust equity ownership requirements for our directors.
MORGAN STANLEY 2023 PROXY STATEMENT 97

Shareholder Proposals

•
The Company’s governance practices and policies already protect shareholder interests and certain important matters must be submitted to shareholder vote. The rules governing companies listed on the NYSE and incorporated under Delaware law already require us to submit certain matters to a vote of shareholders for approval– either at a special meeting called by the Company or at our annual meeting. These matters include mergers, large share issuances and the adoption of equity-based compensation plans. Given the right of shareholders to call a special meeting that is already in place and that certain important matters must be submitted to shareholder vote, the Board does not believe that it is necessary or advisable to lower the threshold required to call a special meeting of shareholders from 25% to 10%.

•
Special meetings are costly, time-consuming and impose other significant burdens on the Company. The right to call special meetings is an important shareholder right in that it provides an avenue to resolve extraordinary matters that cannot wait until the next annual meeting to be addressed. However, planning for and conducting a special meeting is an expensive and time-consuming undertaking. Our Board believes that allowing owners of at least 25% of our common stock to call a special meeting strikes the right balance between providing an important right to owners of a significant portion of our common stock, on the one hand, while avoiding unnecessary, burdensome and costly special meetings called by a small minority of shareholders to advance their own interests, on the other hand. Lowering the threshold in the Bylaws for shareholders to call a special meeting from 25% to 10% would be disruptive to our Company’s operations, require significant attention from our Board and management and impose substantial administrative and financial burdens on the Company. Specifically, our Board believes it is in the best interests of the Company and our shareholders to hold a special meeting only if requested by the owners of 25% of our common stock because:

°	Preparing for special meetings would require considerable attention from senior management, diverting them from managing our operations and executing our business strategy.
°
Holding these special meetings also would require the preparation and distribution of proxy materials, together with the solicitation and tabulation of votes, resulting in significant legal, printing and distribution costs for the Company.

°
Allowing any 10% holder(s) of our common stock to have an unlimited ability to call special meetings at any time and for any purpose would encourage them to use this costly mechanism to serve their narrow interests, without providing any corresponding benefit to Morgan Stanley and our shareholders as a whole.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.
98 MORGAN STANLEY 2023 PROXY STATEMENT

Shareholder Proposals

Item 6
Shareholder Proposal Requesting Adoption of a Policy to Cease Financing New Fossil Fuel Development
Our Board unanimously recommends that you vote “AGAINST” this proposal.
The Sierra Club Foundation, 2101 Webster Street, Suite 1250, Oakland, CA 94612, the beneficial owner of 96 shares of common stock, has notified the Company that it intends to present the following proposal and related supporting statement at the annual meeting.
Proponent’s Statement
Whereas: Climate change poses a systemic risk, with estimated global GDP loss of 11-14% by midcentury under current trajectories.1 The climate crisis is primarily caused by fossil fuel production and combustion, which is enabled by funding from financial institutions.
According to scientific consensus, limiting warming to 1.5°C means that the world cannot develop new oil and gas fields or coal mines beyond those already approved (new fossil fuel exploration and development).2 Furthermore, existing fossil fuel supplies are sufficient to satisfy global energy needs.3 New oil and gas fields would not produce in time to mitigate current energy market turmoil resulting from the Ukraine War.4
Morgan Stanley (MS) has committed to align its financing with the goals of the Paris Agreement,5 achieving net-zero emissions by 2050, consistent with limiting global warming to 1.5°C.6 However, MS’ current policies and practices are not net-zero aligned.
MS is among the world’s largest funders of fossil fuels, providing $137 billion in lending and underwriting to fossil fuel companies during 2016-2021, including $61 billion to 100 top companies engaged in new fossil fuel exploration and development.7
Without a policy to phase out financing of new fossil fuel exploration and development, MS is unlikely to meet its climate commitments and merits scrutiny for material risks that may include:
•	Greenwashing: Banking and securities regulators are tightening and enforcing greenwashing regulations, which could result in major fines and settlements.[8]
•
Regulation: Central banks, including the Fed, are starting to implement climate stress tests[9] and scenario analyses,[10] and some have begun to propose increased capital requirements for banks’ climate risks.[11]

•	Competition: Dozens of global banks have adopted policies to phase out financial support for new oil and gas fields[12] and coal mines.[13]
[1]	https://www.swissre.com/media/press-release/nr-20210422-economics-of-climate-change-risks.html
[2]	https://www.iisd.org/system/files/2022-10/navigating-energy-transitions-mapping-road-to-1.5.pdf
[3]	https://www.ipcc.ch/report/ar6/wg3/resources/spm-headline-statements/
[4]	https://www.iea.org/commentaries/what-does-the-current-global-energy-crisis-mean-for-energy-investment
[5]	https://www.morganstanley.com/about-us/sustainability-at-morgan-stanley/net-zero-financed-emissions
[6]	https://www.unepfi.org/net-zero-banking/commitment/
[7]	http://bankingonclimatechaos.org/
[8]	https://www.bankingsupervision.europa.eu/press/speeches/date/2022/html/ssm.sp220922~bb043aa0bd.en.html
[9]	https://www.bankingsupervision.europa.eu/press/pr/date/2022/html/ssm.pr220708~565c38d18a.en.html
[10]	https://www.federalreserve.gov/newsevents/pressreleases/other20220929a.htm
[11]	https://www.bis.org/review/r220223e.htm
[12]	https://oilgaspolicytracker.org/
[13]	https://coalpolicytool.org/
MORGAN STANLEY 2023 PROXY STATEMENT 99

Shareholder Proposals

•	Reputation: Campaigns targeting MS’ climate policies include hundreds of organizations with tens of millions of global members and supporters, including current and potential MS customers.[14]
By exacerbating climate change, MS is increasing systemic risk, which will have significant negative impacts — including physical risks and transition risks15 — for itself and for diversified investors.
Best practices for banks to achieve net zero involve financing of companies reducing scopes 1-3 absolute emissions and allocating capital in line with science-based, independently verified short, medium and long-term decarbonization targets. Organizations like the Science Based Targets initiative and Transition Pathway Initiative can provide independent verification of decarbonization targets.
RESOLVED: Shareholders request that the Board of Directors adopt a policy for a time-bound phase-out of MS’ lending and underwriting to projects and companies engaging in new fossil fuel exploration and development.
Supporting Statement: This proposal is intended, in the discretion of board and management, to enable support for MS’ energy clients’ low-carbon transition.
Statement of the Board Recommending a Vote Against this Proposal
A similar proposal asking the Board to adopt a policy by the end of 2022 committing to proactive measures to ensure that the Company’s lending and underwriting do not contribute to new fossil fuel development was included in our 2022 proxy statement and received approximately 8.4% of the vote in favor. While there are some minor differences in this year’s proposal, the impact effectively remains the same in that it will impede our ability to work with oil and gas clients on their transition to a low-carbon economy — to the detriment of our clients, shareholders and the real-economy.
Morgan Stanley recognizes the need to balance the urgency for action on climate with the realities of the current social, economic and geopolitical landscape. Moreover, we have previously made a commitment to achieve Net-Zero financed emissions (Net-Zero), which we continue to support and work towards. The proposal does not take into account current geopolitical realities, and that the demand for fossil fuel production may not decline as quickly and steadily as previously thought. Morgan Stanley believes that we need to have the flexibility to assist our clients and adopting an overly restrictive policy would limit our ability to meet our clients’ needs.
Accordingly, the Board believes that this proposal is not in the best interest of Morgan Stanley or its shareholders and clients and opposes this proposal for the reasons discussed below.
•
Morgan Stanley continues to support the transition to a low-carbon economy. We have already committed to achieve Net-Zero by 2050, and have announced multiple commitments to help facilitate this transition.

°	In 2020, we were the first major U.S. headquartered global financial services firm to commit to achieve Net-Zero by 2050.
°
In 2021, we publicly announced our 2030 interim financed emissions targets for the auto manufacturing, energy and power sectors, which we identified as the most emissions-intensive sectors in our corporate lending portfolio. Our reduction targets, which cover client Scope 1, Scope 2 and Scope 3 emissions and all greenhouse gases, cover our corporate lending portfolio. The targets utilize the International Energy Agency Net-Zero Emissions by 2050 Scenario. The targets are informed by guidance from the Net-Zero Banking Alliance and our progress against them will be, in part, measured using guidance from the Partnership for Carbon Accounting Financials.

°
We committed to mobilize capital to support the transition. In 2021, we committed to mobilize $750 billion to support advancing low carbon solutions by 2030, tripling our pledge from 2018. Our enhanced commitment is part of Morgan Stanley’s larger goal to mobilize $1 trillion towards sustainable solutions in support of the United Nations’ 2030 Sustainable Development Goals.

[14]	https://stopthemoneypipeline.com/
[15]	https://www.bis.org/bcbs/publ/d517.pdf
100 MORGAN STANLEY 2023 PROXY STATEMENT

Shareholder Proposals

°
Since the beginning of 2022, we have published our second Climate Report consistent with the guidance of the Task Force on Climate-Related Finance Disclosures. The report discloses our baseline financed emissions lending intensity and absolute financed emissions and we intend to update this reporting on an annual basis.

•
Our Board oversees Morgan Stanley’s policies with respect to emissions-intensive sectors, including as outlined in our Environmental and Social Policy Statement, which was adopted by the Governance and Sustainability Committee of the Board. Our Policy Statement, which was last updated in 2022 and is available on our website at https://www.morganstanley.com/content/dam/msdotcom/en/about-us-governance/ pdf/Environmental_and_Social_Policy_Statement.pdf (which webpage is not incorporated by reference in this proxy statement), is reviewed and updated regularly and includes meaningful commitments relating to our financing and other activities focused on emissions-intensive sectors. Our efforts include risk-based restrictions on certain activities, enhanced due diligence, and other undertakings/assurances to address the risks that these sectors pose as summarized below.

°
Coal-Fired Power Generation: We seek to reduce the proportion of our energy financing to coal-fired power generation and will not finance transactions globally that directly support the development of new or physical expansions of coal-fired power generation or provide financing for a stand-alone coal-fired power plant, unless there is carbon capture and storage or equivalent carbon emissions reduction technology.

°	Thermal Coal Mining: We have reduced and will continue to reduce our exposure to thermal coal mining globally.
•
We will not provide financing: (i) where the specified use of proceeds would be directed toward mountaintop removal mining (MTR); (ii) for companies that rely on MTR for anything more than a limited portion of their annual coal production and do not have a plan to eliminate existing MTR operations in the foreseeable future; and (iii) where the specified use of proceeds would be directed toward new thermal coal mine development or expansion of existing mines.

•
By 2025, we will not provide lending, capital markets or advisory services to any company with greater than 20% of revenue from thermal coal mining, unless such company has a public diversification strategy or the transaction being provided by our lending, capital markets or advisory services facilitates diversification.

•	By 2030, we will phase out our remaining credit exposure to companies with greater than 20% of revenue from thermal coal mining globally.
°
Arctic Oil and Gas: We will not directly finance new oil and gas exploration and development in the Arctic, including the Arctic National Wildlife Refuge. Any other potential transactions in the Arctic region require escalation and senior management approval.

°
Oil and Gas: We continue to engage with clients in the oil and gas sector to understand their greenhouse gas reduction initiatives, Net-Zero commitments and other relevant climate strategies. We also conduct enhanced due diligence when considering transactions related to certain activities in these sectors.

•	Morgan Stanley believes it continues to be well positioned to support the transition to a low-carbon economy by providing our expertise to clients on their transition journey.
°
Morgan Stanley believes there is a benefit to our clients and the planet in helping companies in emissions-intensive sectors transition to the low carbon economy, leveraging our existing client relationships and expertise.

°
As we seek to understand our clients’ own climate commitments and transition plans, we want to support them, understanding the transition to a low-carbon economy may pose different challenges and opportunities to different companies.

°
Morgan Stanley believes that thoughtfully managing climate risk and contributing to decarbonization, which we have developed within our own organization, facilitates the path for other companies to meet their climate risk management objectives.

•
Morgan Stanley believes the proposal could lead to negative consequences that could affect our business decisions and impact our relationships with our clients and other stakeholders. These impacts include:

°	Less ability to engage with clients in the long- and short-term.
MORGAN STANLEY 2023 PROXY STATEMENT 101

Shareholder Proposals

•
The transition to a low-carbon economy will be complex and should be achieved in a way that minimizes the risk of a disorderly transition. We will need to balance, at times, competing priorities between energy security, economic development, and climate risk across both the short and long term. There will be a period of years where funding for both oil and gas and low-carbon alternatives will be required.

•
If our clients, even those with detailed transition plans, know that we will have to cease funding them after a specific date in the future, they may not choose to work with us now and we may lose opportunities to help with their transition plans. They may seek out alternative financing from institutions who are not as focused on encouraging companies to pursue the energy transition. As a result, our portfolio financed emissions may be reduced, but with little to no impact on real-economy emissions.

•
To support our engagement with clients, we are putting processes in place to understand and assess their targets and transition plans and whether they align, or not, with a net-zero emissions trajectory across our three target sectors. This analysis will help guide us as we work towards meeting our commitments.

°	Less ability to take into account future, unanticipated changes to technology, energy demand and geopolitical realities.
•
The proposal’s request for a time-bound phase out of lending and underwriting limits Morgan Stanley’s discretion. Implementation of the proposal will require Morgan Stanley to begin taking measures to avoid new financings after specific dates, based on limited information and without the flexibility to account for future developments that are difficult to accurately forecast.

•
Companies transitioning to more sustainable operations will require significant capital over a long period of time based on needs that are not foreseeable today, and Morgan Stanley’s financed emissions reduction approach allows us the flexibility to help finance this transition. The flexibility is important to give us the ability to optimize and meet demand in ways that are best for our shareholders, and to take into account changing geopolitical realities that will likely impact future oil and gas demand and timing of related fossil fuel production.

•
For instance, the proposal relies on the assumption that decreasing oil and gas production will be matched by a quick and steady decline in demand for fossil fuel production rather than allow us and our clients to respond nimbly to hard-to-predict market forces. A significant mismatch in supply and demand in the short-term could contribute to price spikes and a disorderly transition, which could undermine support to address climate change.

°	Less ability to forge long-term partnerships with companies pursuing low-carbon opportunities.
•
The transition to a low-carbon economy may pose various challenges and opportunities to different companies. Such opportunities may present themselves over a long timeline, and as noted above, may require financing in both the near- and long-term.

•
These opportunities include transition to low-carbon energy development, electrification of upstream operations and investment in assets that reduce emissions. Fossil-fuel clients that seek financial solutions to implement these changes present opportunities for partnership with our firm in multiple alternative ways that support the transition to a low-carbon economy, to the benefit of Morgan Stanley and our shareholders, as well as the climate.

•
As noted above, Morgan Stanley is well-positioned to partner with and advise these clients in seizing opportunities to reduce emissions. By forcing us to choose a date after which we must stop these relationships, the proposal impedes our ability to assist with this process.

°	Less ability to tailor our engagement to the needs of individual companies.
•
The proposal deprives us of the flexibility to consider the diverse nature, businesses and regulatory circumstances of our oil and gas clients within the United States and globally, as well as the best decarbonization strategy for these clients in the face of geopolitical events, changing market conditions, and quickly evolving climate technology.

102 MORGAN STANLEY 2023 PROXY STATEMENT

Shareholder Proposals

•
In addition, the proposal does not take into account the relative amount of new fossil fuel exploration and development performed by a client. If implemented, the policy requested by the proposal could require us to cease financing a company that has transitioned to renewable energy but that still has a small amount of fossil fuel development activities.

•
For the foregoing reasons, the Board believes the proposal’s request for a time-bound phase-out of our fossil fuel lending and underwriting would impede Morgan Stanley’s ability to assist clients in their transition to a low-carbon economy, to the detriment of our clients, shareholders and real-economy emissions reductions.

•
The Board also believes management should have the ability to weigh the complex variables that are needed in the course of Morgan Stanley’s business—rather than adopt a prescriptive, “one size fits all” approach—and have the flexibility to adjust over time the best way for Morgan Stanley to contribute to a low-carbon economy in a manner that is in the best interests of Morgan Stanley, our clients and our shareholders.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.
MORGAN STANLEY 2023 PROXY STATEMENT 103

Information About the Annual Meeting
Questions and Answers
Where is the Annual Meeting?
In furtherance of Morgan Stanley’s commitment to reduce our carbon footprint and facilitate shareholder participation regardless of physical location, we will hold our annual meeting virtually this year at www.virtualshareholdermeeting.com/MS2023. Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting.
How Do I Attend the Annual Meeting?
You are entitled to attend and participate in the annual meeting only if you were a shareholder of record as of the close on the record date, March 20, 2023, or hold a valid proxy for the meeting. To attend the annual meeting, log into www.virtualshareholdermeeting.com/MS2023, and enter the 16-digit control number found on your Notice or proxy card or the voting instructions you received within the body of the email you received containing the proxy statement. We encourage you to access the webcast prior to the scheduled start time of the annual meeting. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number that will be posted on the virtual annual meeting log-in page at www.virtualshareholdermeeting.com/MS2023. By your attendance, you acknowledge that you have received and agreed to abide by the rules of conduct for our annual meeting that will be made available at the virtual meeting site at www.virtualshareholdermeeting.com/MS2023. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest but you will not be able to participate.
How Can I Ask Questions at the Annual Meeting?
We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate in our virtual annual meeting as they would at an in-person meeting. Shareholders as of our record date who attend and participate in our virtual annual meeting will have an opportunity to submit questions live via the Internet through the virtual meeting platform at www.virtualshareholdermeeting.com/MS2023. We will respond to questions during a designated portion of the meeting. In accordance with the rules of conduct for our annual meeting available at the virtual meeting site at www.virtualshareholdermeeting.com/MS2023, shareholders should include their name in the field provided and limit themselves to two questions in order to give as many shareholders as possible the opportunity to ask questions. If we receive substantially similar questions from multiple shareholders, we may group such questions together and provide a single response to avoid repetition. Only questions that comply with the rules of conduct for our annual meeting will be answered.
Who Can Vote at the Annual Meeting?
You may vote all shares of Morgan Stanley’s common stock that you owned as of the close of business on March 20, 2023, the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Each share of common stock entitles you to one vote on each matter voted on at the annual meeting. On the record date, 1,672,367,286 shares of common stock were outstanding.
104 MORGAN STANLEY 2023 PROXY STATEMENT

Information About the Annual Meeting

What Is the Quorum to Hold the Meeting?
The holders of a majority of the voting power of the outstanding shares of common stock, represented in person or by proxy, constitute a quorum for the annual meeting of shareholders. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Virtual attendance at our annual meeting constitutes presence in person for purposes of a quorum at the meeting.
What Vote Is Required and How Will My Votes Be Counted?
The following table sets forth the vote standard applicable to each proposal, as determined by the Company’s bylaws and applicable regulatory guidance, at a meeting at which a quorum is present.
Proposal	Board’s Recommendation	Vote Required to Adopt Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”
Election of Directors	FOR	Majority of votes cast (for and against) with respect to such director*	No Effect	No Effect
Ratification of Appointment of Auditor	FOR	The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon (for, against and abstain)	Vote Against	Not Applicable
Non-Binding Advisory Vote to Approve Executive Compensation	FOR	The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon (for, against and abstain)	Vote Against	No Effect
Non-Binding Advisory Vote on Frequency of Holding a Non-Binding Advisory Vote to Approve Executive Compensation	1 YEAR	The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon (1 year, 2 years, 3 years and abstain)	Vote Against Each Frequency	No Effect
Shareholder Proposals	AGAINST	The affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon (for, against and abstain)	Vote Against	No Effect
*
Under Delaware law, if a director does not receive a majority of votes cast in an uncontested election, the director will continue to serve on the Board. Pursuant to the bylaws, each director has submitted an irrevocable letter of resignation that becomes effective, contingent on the Board’s acceptance, if the director does not receive a majority of votes cast in an uncontested director election. In such case, if a director does not receive a majority of votes cast, the Board will make a determination to accept or reject the resignation and publicly disclose its decision within 90 days after the certification of the election results.

Is My Vote Confidential?
Our bylaws provide that your vote is confidential and will not be disclosed to any officer, director or employee, except in certain limited circumstances such as when you request or consent to disclosure. Voting of the shares held in the 401(k) Plan also is confidential.
MORGAN STANLEY 2023 PROXY STATEMENT 105

Information About the Annual Meeting

How Do I Submit Voting Instructions for Shares Held Through a Broker?
If you hold shares through a broker, follow the voting instructions you receive from your broker. If you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares in certain cases. NYSE member brokers may vote your shares as described below:
•
Non-discretionary Items. All items, other than the ratification of the appointment of Morgan Stanley’s independent auditor, are “non-discretionary” items. It is critically important that you submit your voting instructions if you want your shares to count for non-discretionary items. Your shares will remain unvoted for such items if your NYSE member broker does not receive voting instructions from you.

•
Discretionary Item. The ratification of the appointment of Morgan Stanley’s independent auditor is a “discretionary” item. NYSE member brokers that do not receive instructions from beneficial owners may vote on this proposal in their discretion.

If you do not submit voting instructions, the broker will submit a proxy for your shares voting discretionary items, but will not vote non-discretionary items. This results in a “broker non-vote” for non-discretionary items.
How Do I Submit Voting Instructions for Shares Held in My Name?
If you hold shares as a record shareholder, you may have your shares voted by submitting a proxy for your shares by mail, telephone or the Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur Internet access charges. Submitting your proxy will not limit your right to vote at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your proxy in accordance with the procedures described below (see “How Can I Revoke My Proxy?”).
If you submit a signed proxy card without indicating your voting instructions, the person voting the proxy will vote your shares according to the Board’s recommendations.
How Do I Submit Voting Instructions for Shares Held in Employee Plans?
If you hold shares in, or have been awarded stock units under, certain employee plans, you will separately receive directions on how to submit your voting instructions. Shares held in the following employee plans also are subject to the following rules:
401(k) Plan. The Northern Trust Company (Northern Trust), the 401(k) Plan’s trustee, must receive your voting instructions for the common stock held on your behalf in the 401(k) Plan on or before May 16, 2023. If Northern Trust does not receive your voting instructions by that date, it will vote such shares together with other unvoted, forfeited and unallocated shares in the 401(k) Plan in the same proportion as the voting instructions that it receives from other participants in the 401(k) Plan. On March 20, 2023, there were 28,781,109 shares in the 401(k) Plan.
Other Equity-Based Plans. State Street Global Advisors Trust Company acts as trustee for the Trust that holds shares of common stock underlying stock units awarded to employees under several of Morgan Stanley’s equity-based plans. Employees allocated shares held in the Trust must submit their voting instructions for receipt by the trustee on or before May 16, 2023. If the trustee does not receive your instructions by that date, it will vote such shares, together with shares held in the Trust that are unallocated or held on behalf of former Morgan Stanley employees and employees in certain jurisdictions outside the U.S., in the same proportion as the voting instructions that it receives for shares held in the Trust in connection with such plans. On March 20, 2023, 61,646,399 shares were held in the Trust in connection with such plans.
106 MORGAN STANLEY 2023 PROXY STATEMENT

Information About the Annual Meeting

How Can I Revoke My Proxy?
You can revoke your proxy at any time before your shares are voted by (1) delivering a written revocation notice prior to the annual meeting to Martin M. Cohen, Corporate Secretary, Morgan Stanley, 1585 Broadway, Suite C, New York, New York 10036; (2) submitting a later dated proxy that we receive no later than when the polls close during the annual meeting; or (3) voting at the annual meeting. Attending the annual meeting does not revoke your proxy unless you vote at the meeting.
Why Did I Receive a One-Page Notice Regarding the Internet Availability of Proxy Materials?
Pursuant to SEC rules, we are mailing to certain of our shareholders a Notice about the availability of proxy materials on the Internet instead of paper copies of the proxy materials. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our annual meeting. All shareholders receiving the Notice will have the ability to access the proxy materials and submit a proxy over the Internet. It is important that you submit your proxy to have your shares voted.
Instructions on how to access the proxy materials over the Internet or to request a paper copy of the proxy materials may be found in the Notice. The Notice is not a proxy card and cannot be returned to submit your vote. You must follow the instructions on the Notice to submit your proxy to have your shares voted.
Other Business
We do not know of any other matters that may be presented for action at the meeting other than those described in this proxy statement. If any other matter is properly brought before the meeting, the proxy holders will vote on such matter in their discretion as permitted under SEC rules.
How Can I Submit a Shareholder Proposal or Nominate a Director for the 2024 Annual Meeting?
Shareholders intending to present a proposal at the 2024 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Martin M. Cohen, Corporate Secretary, 1585 Broadway, Suite C, New York, New York 10036 or by email to shareholderproposals@morganstanley.com. We must receive the proposal no later than December 8, 2023.
Shareholders intending to present a proposal at the 2024 annual meeting (but not to include the proposal in our proxy statement) or to nominate a person for election as a director (but not to include such nominee in our proxy materials) must comply with the requirements set forth in our bylaws. The bylaws require, among other things, that our Corporate Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2024 annual meeting no earlier than the close of business on January 20, 2024 and no later than the close of business on February 19, 2024. The notice must contain the information required by the bylaws.
As described under “Corporate Governance Matters — Corporate Governance Practices — Shareholder Rights and Accountability,” we have adopted proxy access. Under our bylaws, shareholders who meet the requirements set forth in our bylaws may nominate a person for election as a director and include such nominee in our proxy materials. The bylaws require, among other things, that our Corporate Secretary receive written notice of the nomination no earlier than the close of business on the 150th day and no later than the close of business on the 120th day prior to the anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting. Therefore, the Company must receive notice of such a nomination for the 2024 annual meeting no earlier than the close of business on November 8, 2023 and no later than the close of business on December 8, 2023.
MORGAN STANLEY 2023 PROXY STATEMENT 107

Information About the Annual Meeting

Our bylaws are available at www.morganstanley.com/about-us-governance (which webpage and bylaws are not incorporated by reference in this proxy statement), or upon request to our Corporate Secretary.
What Are the Costs of Soliciting Proxies for the Annual Meeting?
We will pay the expenses for the preparation of the proxy materials and the solicitation by the Board of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and D.F. King & Co., Inc. (D.F. King) may solicit your proxy, in person or by telephone, mail, or other means of communication. We will pay D.F. King fees not exceeding $27,500 plus expenses. We will also reimburse brokers, including our subsidiary broker-dealers and other nominees, for costs they incur mailing proxy materials.
What if I Share an Address with Another Shareholder?
“Householding” reduces our printing and postage costs by permitting us to send one Annual Report and proxy statement to shareholders sharing an address (unless we have received contrary instructions from one or more of the shareholders sharing that address). Shareholders may request to discontinue or begin householding by contacting Broadridge Financial Services at (866) 540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Any householded shareholder may request prompt delivery of a copy of the Annual Report or proxy statement by contacting us at (212) 762-8131 or may write to us at Investor Relations, 1585 Broadway, New York, NY 10036.
How Can I Consent to Electronic Delivery of Annual Meeting Materials?
This proxy statement and the Annual Report are available on our website at www.morganstanley.com/2023ams. You can save the Company postage and printing expense by consenting to access these documents over the Internet. If you consent, you will receive notification next year when these documents are available with instructions on how to view them and submit voting instructions. You may sign up for this service through enroll.icsdelivery.com/ms. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as cable, telephone and Internet access charges, for which you will be responsible.
108 MORGAN STANLEY 2023 PROXY STATEMENT

Our Core Values

Long-term and enduring success lies in having a strong culture and talented employees who live our values. At Morgan Stanley, our culture guides our employees, and our values inform everything we do.

James P. Gorman, Chairman and Chief Executive Officer

DO THE RIGHT THING

- Act with integrity
- Think like an owner to create long-term shareholder value
- Value and reward honesty and character

PUT CLIENTS FIRST

- Keep the client's interests first
- Work with colleagues to deliver the best of the Firm to every client
- Listen to what the client is saying and needs

LEAD WITH EXCEPTIONAL IDEAS

- Win by breaking new ground
- Leverage different perspectives to gain new insight
- Drive innovation
- Be vigilant about what we can do better

COMMIT TO DIVERSITY & INCLUSION

- Value individual and cultural differences as a defining strength
- Champion an environment where all employees feel a sense of belonging—are heard, seen and respected
- Expect everyone to challenge behavior counter to our culture of inclusion
- Attract, develop and retain talent reflecting the full diversity of society

GIVE BACK

- Serve our communities generously with our expertise, time and money
- Build a better Firm for the future by contributing to our culture
- Develop our talent through mentoring and sponsorship

20% PCW

Printed with 100% wind energy. Printed with soy-based inks.

Morgan Stanley

MORGAN STANLEY
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time (EDT) on May 18, 2023. If you participate in any of the Morgan Stanley Benefit Plans, you must vote the shares no later than 11:59 p.m. EDT on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 18, 2023. If you participate in any of the Morgan Stanley Benefit Plans, you must vote the shares no later than 11:59 p.m. EDT on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MORGAN STANLEY

Morgan Stanley's Board recommends a vote "FOR" the nominees listed below:

1. Election of Directors

		For	Against	Abstain
1a.	**Alistair Darling**	☐	☐	☐
1b.	**Thomas H. Glocer**	☐	☐	☐
1c.	**James P. Gorman**	☐	☐	☐
1d.	**Robert H. Herz**	☐	☐	☐
1e.	**Erika H. James**	☐	☐	☐
1f.	**Hironori Kamezawa**	☐	☐	☐
1g.	**Shelley B. Leibowitz**	☐	☐	☐
1h.	**Stephen J. Luczo**	☐	☐	☐
1i.	**Jami Miscik**	☐	☐	☐
1j.	**Masato Miyachi**	☐	☐	☐
1k.	**Dennis M. Nally**	☐	☐	☐
1l.	**Mary L. Schapiro**	☐	☐	☐
1m.	**Perry M. Traquina**	☐	☐	☐
1n.	**Rayford Wilkins, Jr.**	☐	☐	☐

Morgan Stanley's Board recommends a vote "FOR" Proposals 2-3:

		For	Against	Abstain
2.	To ratify the appointment of Deloitte & Touche LLP as independent auditor	☐	☐	☐
3.	To approve the compensation of executives as disclosed in the proxy statement (non-binding advisory vote)	☐	☐	☐

Morgan Stanley's Board recommends a vote for "1 YEAR" on Proposal 4:

Morgan Stanley's Board recommends a vote "AGAINST" Proposals 5-6:

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Notice of 2023 Morgan Stanley Annual Meeting of Shareholders
May 19, 2023, 8:30 a.m., EDT
www.virtualshareholdermeeting.com/MS2023

At the meeting, we plan to:

To view or print a copy of our Proxy Statement, Annual Report on Form 10-K or Letter to Shareholders, go to *www.morganstanley.com/2023ams*. You may request a copy of any of these documents by calling 1-212-762-8131.

Please vote any other cards or voting instruction forms that you may receive.

**PLEASE SUBMIT YOUR PROXY BY PHONE OR BY INTERNET,
OR RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT ON THE REVERSE SIDE.**

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MORGAN STANLEY'S BOARD OF DIRECTORS.

MORGAN STANLEY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 2023

The undersigned hereby appoints Eric F. Grossman and Martin M. Cohen, and each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley that the undersigned is entitled in any capacity to vote if personally present at the 2023 Annual Meeting of Shareholders to be held on May 19, 2023, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse side of this proxy card and with the same effect as though the undersigned were present in person and voting such shares. Each of the proxies is authorized in his discretion to vote for the election of another person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

BENEFIT PLAN PARTICIPANTS

I hereby direct the following to vote, in person or by proxy, all of the shares of Morgan Stanley common stock held for my benefit in Morgan Stanley benefit plans at the 2023 Annual Meeting of Shareholders to be held on May 19, 2023, and at any and all adjournments or postponements thereof, as indicated on the reverse side of this voting instruction form, and, in its (or the proxies') discretion, for the election of another person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

- The Northern Trust Company, as trustee under the Morgan Stanley 401(k) Plan (Plan). **As a participant in and a named fiduciary under the Plan, I understand that (A) if I sign, date, and return this form, Northern Trust will vote or grant proxies in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions, (B) Northern Trust will vote or grant proxies for all undirected (other than pursuant to clause (A)) and/or forfeited shares, as applicable, in the same respective proportion as the shares of all participants who have timely delivered properly executed voting instructions, unless to do so would be inconsistent with Northern Trust's duties, and (C) Northern Trust will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.**
- State Street Global Advisors Trust Company, as trustee under a trust agreement (Trust), in connection with the Equity Incentive Compensation Plan, the Employees' Equity Accumulation Plan and the Tax Deferred Equity Participation Plan. **I understand that, subject to the Trust's terms, (A) if I sign, date and return this form, State Street will vote in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions, (B) State Street will vote with respect to all shares held in the Trust in connection with these plans for which no proper instructions are received (other than pursuant to clause (A)) in the same proportion as the shares held in connection with these plans for which it has received proper instructions, and (C) State Street will vote in its discretion, after due consideration, on all other matters that may properly come before the meeting.**
- State Street Global Advisors Trust Company, as trustee under the Trust, in connection with the Directors' Equity Capital Accumulation Plan. **I understand that, subject to the Trust's terms, (A) if I do not sign, date and return this form, State Street will not vote or grant proxies with respect to these shares, and (B) if I sign, date and return this form, State Street will vote (i) in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and (ii) in its discretion, after due consideration, on all other matters that may properly come before the meeting.**
- Solium Trustee (UK) Limited, as trustee under a trust deed (UK SOP Trust), in connection with the Morgan Stanley UK Share Ownership Plan. **I understand that, subject to the UK SOP Trust's terms, (A) I must sign, date and return this form in order for Solium to vote or grant proxies with respect to these shares, and (B) if I sign, date and return this form, Solium will vote or grant proxies in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.**
- **Voting instructions for benefit plan shares must be received by 11:59 P.M. EDT on May 16, 2023 for shares to be voted in accordance with your instructions.**

Please help the Company reduce costs—submit your voting instructions by Internet or telephone.